UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06110

Name of Fund: Western Asset Funds, Inc.

Address of Principal Executive Offices:

385 East Colorado Boulevard

Pasadena, CA 91101

Name and address of agent for service:

Richard M. Wachterman, Esq.

Legg Mason Wood Walker, Incorporated

100 Light Street

Baltimore, MD 21202.

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1 – Report to Shareholders

Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Annual Report to Shareholders

March 31, 2007

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Absolute Return Portfolio

The average annual total returns for the Western Asset Absolute Return Portfolio for the period from its inception to March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	Since InceptionA
Western Asset Absolute Return Portfolio
Institutional Class	+1.59%	+6.63%
Financial Intermediary Class	+1.40%	+3.99%
Lehman Aggregate Bond IndexB	+1.50%	+6.67%
Merrill Lynch Constant Maturity 3-month LIBOR IndexC	+1.32%	+4.15%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Class were 1.15%, and 1.40% respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes as indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Class were 0.80%, and 1.05%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes as indicated in the Fund’s prospectus dated August 1, 2006 and reflect fee waivers and/or reimbursements. To the extent that the Fund’s daily net assets do not exceed $300,000,000 on a given day, the Manager is contractually obligated to limit Portfolio expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.80% with respect to the Institutional Class and 1.05% with respect to the Financial Intermediary Class. To the extent that the Portfolio’s daily net assets exceed $300,000,000 on a given day, the Manager is contractually obligated to limit Portfolio expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 1.10% with respect to the Institutional Class and 1.35% with respect to the Financial Intermediary Class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

A

The Fund’s Institutional Class inception date is July 6, 2006. The Financial Intermediary Class inception date is September 6, 2006. Since-inception index returns are for periods beginning June 30, 2006.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C	An unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

The Federal Reserve (Fed)D raised policy rates by 50 basis points (bps)E during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productF growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresG inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the period from inception through March 31, 2007, with strategies producing positive results. Curve positioning was a net detractor as the Fed continued to raise rates more than we expected and rates inverted up to the 5-year part of the curve. The portfolio maintained a large position in mortgage-backed securities, which performed well as volatility remained contained. Bank loans were also strong performers and a modest allocation was beneficial. The credit sector held in well and an allocation to both investment grade and high yield contributed, though issue selection was particularly advantageous within the high yield sector. While dollar-denominated emerging market debt contributed to returns on the margin, the decision to take a modest exposure to local currency emerging market debt was beneficial as country fundamentals continued to improve and most currencies gained ground on the dollar. A small emphasis to TIPS also benefited as inflation concerns mounted in the second half of the year.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

D

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	100 basis points = 1%.
F	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.
G	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Expense Example

Western Asset Absolute Return Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2006 and held through March 31, 2007.

Actual Expense

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/2006	Ending Account Value 3/31/2007	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,035.30	$4.52
Hypothetical (5% return before expenses)	1,000.00	1,020.49	4.48
Financial Intermediary Class:
Actual	$1,000.00	$1,033.70	$5.88
Hypothetical (5% return before expenses)	1,000.00	1,019.15	5.84

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratios of 0.89% and 1.16% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Absolute Return Portfolio

The graphs compare the Fund’s total returns to that of two broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning June 30, 2006.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning August 31, 2006.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsA

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A	Source: Standard & Poor's.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Absolute Return Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities	68.2%

Corporate Bonds and Notes	9.5%

Airlines	0.2%
Continental Airlines Inc.		6.820%	5/1/18	$67	$70
Continental Airlines Inc.		6.703%	6/15/21	69	72
United Air Lines Inc.		7.032%	10/1/10	249	253
United Air Lines Inc.		7.186%	10/1/12	156	159
US Airways Pass-Through Trust		6.850%	1/30/18	209	214

					768

Automobiles	N.M.
Ford Motor Co.		4.250%	12/15/36	140	154	A

Building Products	N.M.
Masco Corp.		7.125%	8/15/13	50	53

Commercial Services and Supplies	N.M.
PHH Corp.		7.125%	3/1/13	110	115

Consumer Finance	4.4%
Ford Motor Credit Co.		7.375%	10/28/09	4,360	4,352
Ford Motor Credit Co.		9.750%	9/15/10	2,000	2,107	B
Ford Motor Credit Co.		9.875%	8/10/11	3,700	3,918
GMAC LLC		4.375%	12/10/07	915	904
GMAC LLC		5.850%	1/14/09	1,320	1,303
GMAC LLC		6.000%	12/15/11	1,600	1,552
GMAC LLC		8.000%	11/1/31	2,180	2,337

					16,473

Containers and Packaging	0.1%
Graham Packaging Co. Inc.		9.875%	10/15/14	210	214

Diversified Financial Services	0.8%
Air 2 US		8.027%	10/1/19	162	170	B
El Paso Performance-Linked Trust		7.750%	7/15/11	340	362	B
Residential Capital Corp.		6.000%	2/22/11	1,480	1,460
Sigma Finance Inc.		8.500%	8/11/16	500	500	B,C
ZFS Finance USA Trust II		6.450%	12/15/65	500	500	B,C

					2,992

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services	0.1%
Qwest Corp.		7.500%	10/1/14	$190	$200

Food and Staples Retailing	0.2%
CVS Corp.		9.350%	1/10/23	500	625	B
CVS Lease Pass-Through Trust		5.880%	1/10/28	46	45	B
CVS Lease Pass-Through Trust		6.036%	12/10/28	93	94	B

					764

Food Products	0.1%
H.J. Heinz Co.		6.428%	12/1/08	100	102	B
Sara Lee Corp.		6.250%	9/15/11	150	155

					257

Gas Utilities	0.1%
Suburban Propane Partners LP		6.875%	12/15/13	500	493

Health Care Equipment and Supplies	N.M.
Boston Scientific Corp.		5.450%	6/15/14	60	58

Health Care Providers and Services	1.1%
AmerisourceBergen Corp.		5.875%	9/15/15	50	50
Cardinal Health Inc.		5.800%	10/15/16	60	60	B
DaVita Inc.		6.625%	3/15/13	500	500	B
HCA Inc.		6.300%	10/1/12	64	60
HCA Inc.		9.125%	11/15/14	10	11	B
HCA Inc.		6.500%	2/15/16	893	760
HCA Inc.		9.250%	11/15/16	910	982	B
HCA Inc.		9.625%	11/15/16	535	578	B
Tenet Healthcare Corp.		6.375%	12/1/11	670	626
Tenet Healthcare Corp.		9.875%	7/1/14	260	262

					3,889

Hotels, Restaurants and Leisure	0.1%
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	200	218
MGM MIRAGE		6.625%	7/15/15	140	134
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	100	107

					459

Household Durables	0.1%
Centex Corp.		5.125%	10/1/13	190	177

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Corporate Bonds and Notes—Continued

Independent Power Producers and Energy Traders	0.5%
The AES Corp.		7.750%	3/1/14	$1,800		$1,890

Leisure Equipment and Products	0.2%
Eastman Kodak Co.		7.250%	11/15/13	900		909

Media	0.1%
Belo Corp.		7.750%	6/1/27	50		52
EchoStar DBS Corp.		7.125%	2/1/16	300		310
Gannett Co. Inc.		6.375%	4/1/12	60		63
Viacom Inc.		5.750%	4/30/11	100		101

						526

Oil, Gas and Consumable Fuels	0.4%
Anadarko Petroleum Corp.		5.755%	9/15/09	170		170	D
Anadarko Petroleum Corp.		5.950%	9/15/16	540		541
Chesapeake Energy Corp.		6.375%	6/15/15	400		398
Gazprom		6.950%	8/6/09	5,470	RUB	212
Gazprom		6.790%	10/29/09	620	RUB	24
Gazprom		7.000%	10/27/11	210	RUB	8
SemGroup LP		8.750%	11/15/15	85		86	B

						1,439

Real Estate Investment Trusts	N.M.
Health Care Property Investors Inc.		6.450%	6/25/12	60		62

Road and Rail	0.1%
Hertz Corp.		8.875%	1/1/14	200		216

Software	0.1%
UGS Corp.		10.000%	6/1/12	200		219

Textiles, Apparel and Luxury Goods	0.1%
Oxford Industries Inc.		8.875%	6/1/11	200		207

Thrifts and Mortgage Finance	0.7%
Countrywide Financial Corp.		5.440%	2/28/08	2,000		1,998	D
Countrywide Financial Corp.		5.460%	6/18/08	300		299	D
Countrywide Home Loans Inc.		5.520%	2/27/08	300		300	D

						2,597

Total Corporate Bonds and Notes (Cost—$34,840)						35,131

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Asset-Backed Securities	6.9%

Fixed Rate Securities	0.2%
ABSC Manufactured Housing Contract 2004-CN1		8.400%	12/2/30	$170	$161	B
Centex Home Equity 2003-B AF4		3.235%	2/25/32	150	148
Oakwood Mortgage Investors Inc. 1999-D A1		7.840%	11/15/29	351	328
Pegasus Aviation Lease Securitization 2000-1		8.370%	3/25/30	390	255	B

					892

Indexed SecuritiesD	6.6%
ACE Securities Corp. 2006-GP1 A		5.450%	2/25/31	1,098	1,097
Bear Stearns Asset-Backed Securities Trust 2006-SD2		5.520%	6/25/36	1,269	1,270
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		5.520%	11/25/45	323	323	B
Countrywide Home Equity Loan Trust 2006-B 2A		5.490%	5/15/36	796	795
Countrywide Home Equity Loan Trust 2006-D 2A		5.520%	5/15/36	1,453	1,452
Fremont Home Loan Trust 2006-B 2A2		5.420%	8/25/36	3,000	2,998
GMAC Mortgage Corp. Loan Trust 2006-HE4 A1		5.390%	12/25/36	2,600	2,597
GSAMP Trust 2006-SEA1 A		5.620%	5/25/36	697	696	B
GSRPM Mortgage Loan Trust 2006-2 A2		5.620%	9/25/36	880	880	B
Lehman XS Trust 2006-16N A4B		5.560%	11/25/46	940	943
Lehman XS Trust 2006-2N 1A1		5.580%	2/25/46	635	636
Lehman XS Trust 2006-GP3 2A2		5.540%	6/25/46	947	950
Lehman XS Trust 2007-2N 3A1		5.410%	2/25/37	4,083	4,082
Mastr Second Lien Trust 2005-1 A		5.590%	9/25/35	2,662	2,662
MASTR Specialized Loan Trust 2006-3 A		5.580%	6/25/46	764	763	B
Morgan Stanley Mortgage Loan Trust 2006-12XS		5.440%	10/25/36	1,063	1,063
RAAC Series 2006-RP4 A		5.610%	1/25/46	1,193	1,192	B

					24,399

Stripped Securities	0.1%
First Franklin Mortgage Loan Asset-Backed Certificates 2006-FF5 2A5		0.000%	4/25/36	400	340	E2

Total Asset-Backed Securities (Cost—$25,628)					25,631
Mortgage-Backed Securities	13.2%

Fixed Rate Securities	0.4%
Banc of America Funding Corp. 2006-8T2 A2		5.791%	10/25/36	1,152	1,150
BlackRock Capital Finance LP 1997-R1		7.750%	3/25/37	359	225	B

					1,375

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesD	12.0%
American Home Mortgage Assets 2006-6 A1A		5.510%	12/25/46	$787	$789
American Home Mortgage Investment Trust 2005-4 5A		5.350%	11/25/45	1,041	1,044
Banc of America Mortgage Securities 2003-F 1A1		6.075%	7/25/33	123	124
Banc of America Mortgage Securities 2004-A 1A1		6.132%	2/25/34	292	295
Banc of America Mortgage Securities 2004-E 2A3		4.109%	6/25/34	1,518	1,501
Bear Stearns Alt-A Trust 2004-10 1A1		5.660%	9/25/34	370	370
Bear Stearns Alt-A Trust 2004-11 1A2		5.740%	11/25/34	252	253
Bear Stearns Alt-A Trust 2005-2 1A1		5.570%	3/25/35	112	112
Bear Stearns Mortgage Funding Trust 2006-AR5 1A1		5.480%	12/25/36	1,295	1,296
Citigroup Mortgage Loan Trust inc. 2005-9 1A1		5.580%	11/25/35	909	910
Countrywide Alternative Loan Trust 2005-24 4A1		5.550%	7/20/35	1,229	1,229
Countrywide Alternative Loan Trust 2005-51 2A1		5.620%	11/20/35	759	759
Countrywide Alternative Loan Trust 2005-59 1A1		5.680%	11/20/35	858	861
Countrywide Alternative Loan Trust 2005-76 3A1		5.580%	1/25/46	878	879
Countrywide Alternative Loan Trust 2006-0A1 1A1		5.530%	3/20/46	432	432
Countrywide Alternative Loan Trust 2006-0A8 1A2		5.550%	7/25/46	834	836
Countrywide Alternative Loan Trust 2006-OA10 4A3		5.590%	8/25/46	3,255	3,268
Countrywide Alternative Loan Trust 2006-OA9 1A1		5.520%	7/20/46	1,714	1,709
Countrywide Home Loans 2001-HYB1 1A1		6.688%	6/19/31	60	60
Countrywide Home Loans 2003-HYB1 1A1		3.685%	5/19/33	167	166
Countrywide Home Loans 2006-3 1A2		5.650%	3/25/36	895	898
Deutsche Mortgage Securities Inc. 2004-4 7AR2		5.770%	6/25/34	592	593
First Horizon Alternative Mortgage Securities 2005-AA12 1A1		5.905%	2/25/36	837	851
Greenpoint Mortgage Funding Trust 2006-AR3 3A1		5.550%	4/25/36	1,249	1,253
GSR Mortgage Loan Trust 2006-0A1 2A2		5.580%	8/25/46	895	897
Harborview Mortgage Loan Trust 2006-13 A		5.500%	11/19/46	1,846	1,847
Harborview Mortgage Loan Trust 2006-14 2A1A		5.470%	3/19/38	1,483	1,483
Impac CMB Trust 2004-3 1A		5.570%	6/25/34	888	888
Impac CMB Trust 2004-5 1A1		5.680%	10/25/34	470	470
Impac CMB Trust 2004-6 1A2		5.710%	10/25/34	802	803
Impac CMB Trust 2005-7 A1		5.580%	11/25/35	819	820
Impac Secured Assets Corp. 2004-3 1A4		5.720%	11/25/34	52	52
Impac Secured Assets Corp. 2005-2		5.640%	3/25/36	689	691
IXIS Real Estate Capital Trust 2006-HE2		5.380%	8/25/36	2,061	2,062
Lehman XS Trust 2006-GP2 1A1A		5.390%	6/25/46	719	718
Merit Securities Corp. 11PA B2		6.820%	9/28/32	78	69	B
Residential Accredit Loans Inc. 2007-Q01 A1		5.470%	2/25/37	3,869	3,870
Structured Adjustable Rate Mortgage Loan Trust 2004-7 A1		5.590%	6/25/34	33	33

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		5.640%	10/25/35	$2,911	$2,921
Structured Asset Mortgage Investments Inc. 2003-AR2 A1		5.690%	12/19/33	189	189
Structured Asset Mortgage Investments Inc. 2006-AR6		5.510%	7/25/36	3,093	3,098
Structured Asset Securities Corp. 2002-08A 7A1		6.874%	5/25/32	265	265
Structured Asset Securities Corp. 2002-11A 1A1		6.951%	6/25/32	56	56
Structured Asset Securities Corp. 2002-16A 1A1		7.685%	8/25/32	407	407
Structured Asset Securities Corp. 2002-18A 1A1		7.726%	9/25/32	72	73
Structured Asset Securities Corp. 2004-NP1 A		5.720%	9/25/33	418	419	B
Thornburg Mortgage Securities Trust 2004-1 I2A		5.770%	3/25/44	79	79
Thornburg Mortgage Securities Trust 2005-3 A1		5.550%	10/25/35	236	237
Thornburg Mortgage Securities Trust 2005-3 A4		5.590%	10/25/35	787	786
Thornburg Mortgage Securities Trust 2006-1		5.490%	1/25/36	1,018	1,017

					44,738

Variable Rate SecuritiesF	0.8%
Bear Stearns Adjustable Rate Mortgage Trust 2004-12 1A1		4.185%	2/25/35	429	427
BlackRock Capital Finance LP 1996-R1		9.490%	9/25/26	481	337
Morgan Stanley Mortgage Loan Trust 2004-6AR		4.099%	8/25/34	396	400
Morgan Stanley Mortgage Loan Trust 2006-3AR 2A3		5.828%	3/25/36	818	829
Structured Adjustable Rate Mortgage Loan 2004-17 A1		6.139%	11/25/34	116	117
Wells Fargo Mortgage-Backed Securities Trust 2005-AR9 4A1		4.304%	5/25/35	925	912

					3,022

Total Mortgage-Backed Securities (Cost—$49,065)					49,135
Loan Participations and AssignmentsD	6.5%

Aerospace and Defense	0.3%
TransDigm Inc., Term Loan, Tranche B		7.348%	6/27/07	1,000	1,006

Chemicals	0.2%
Georgia Gulf Corp., Term Loan		7.32% to 9.250%	6/29/07	808	810

Commercial Services and Supplies	0.9%
Allied Waste North America Inc., Credit Linked Deposit, Tranche A		7.063%	4/2/07	277	278

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Loan Participations and Assignments—Continued

Commercial Services and Supplies—Continued
Allied Waste North America Inc., Term Loan		7.060% to 7.150%	9/24/07	$624	$625
Aramark Corp., Letter of Credit		7.445%	6/29/07	165	165
Aramark Corp., Term Loan, Tranche B		7.475%	6/29/07	2,303	2,310

					3,378

Computers and Peripherals	0.6%
CCG, Term Loan, Tranche B		7.350%	6/29/07	998	1,006
SunGard Data Systems Inc., Term Loan, Tranche B		7.360%	5/8/07	995	1,002

					2,008

Distributors	0.3%
Keystone Automotive Industries Inc., Term Loan, Tranche B		8.820%	4/20/07	1,000	1,008

Health Care Providers and Services	0.5%
Davita Inc., Term Loan, Tranche B		6.820% to 6.860%	5/25/07	1,000	1,002
HCA Inc., Term Loan, Tranche B		7.600%	6/29/07	998	1,006

					2,008

Hotels, Restaurants and Leisure	0.5%
Quiznos LLC, First Lien Term Loan		7.598%	6/29/07	1,000	1,003
Wimar Opco LLC, Term Loan, Tranche B		7.850%	6/29/07	990	1,000

					2,003

Machinery	0.5%
Nacco Materials Handling Group Term Loan		7.320% to 7.380%	5/15/07	1,000	1,005
Oshkosh Truck Corp., Term Loan, Tranche B		7.350%	6/6/07	998	1,001

					2,006

Media	1.6%
Cedar Fair LP, Term Loan, Tranche B		7.320%	4/30/07	993	1,001
Charter Communications Operating LLC, Term Loan		7.985%	4/30/07	1,000	998
CSC Holdings Inc., Incremental Term Loan		7.110%	5/8/07	995	998
Idearc Inc., Term Loan, Tranche B		7.350%	6/29/07	998	1,003
Insight Midwest Holdings LLC, Term Loan, Tranche B		7.360%	4/5/07	1,000	1,007
Nielsen Finance LLC, Term Loan, Tranche B		7.610%	5/9/07	995	1,003

					6,010

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Loan Participations and Assignments—Continued

Oil, Gas and Consumable Fuels	0.3%
Alpha Natural Resources, Term Loan, Tranche B		7.100%	6/29/07	$997	$999

Paper and Forest Products	0.3%
Georgia-Pacific Corp., First Lien Term Loan		7.090% to 7.364%	6/29/07	992	997

Semiconductors and Semiconductor Equipment	0.5%
Freescale Semiconductor, Term Loan, Tranche B		7.110%	6/1/07	998	1,000
Sensata Technologies, Term Loan, Tranche B		7.110%	4/27/07	993	991

					1,991

Total Loan Participations and Assignments (Cost—$24,166)					24,224
U.S. Government and Agency Obligations	3.4%

Fixed Rate Securities	0.9%
United States Treasury Bonds		5.375%	2/15/31	700	747
United States Treasury Notes		4.750%	2/15/10	2,280	2,293
United States Treasury Notes		4.875%	8/15/16	200	203

					3,243

Treasury Inflation-Protected SecuritiesG	2.5%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	1,052	1,017
United States Treasury Inflation-Protected Security		2.375%	4/15/11	836	847
United States Treasury Inflation-Protected Security		2.000%	1/15/16	3,467	3,414
United States Treasury Inflation-Protected Security		2.500%	7/15/16	3,959	4,062

					9,340

Total U.S. Government and Agency Obligations (Cost—$12,399)					12,583

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

U.S. Government Agency Mortgage- Backed Securities	23.8%

Fixed Rate Securities	11.3%
Fannie Mae		5.000%	12/1/37	$31,300	$30,234	H
Fannie Mae		6.000%	12/1/37	11,600	11,683	H

					41,917

Indexed SecuritiesD	12.5%
Fannie Mae		5.868%	6/1/36	1,995	2,011
Fannie Mae		5.810%	9/1/36	24,779	25,007
Fannie Mae		5.585%	12/1/36	1,399	1,410
Freddie Mac		5.583%	1/1/36	3,657	3,684
Freddie Mac		6.033%	6/1/36	2,160	2,192
Freddie Mac		5.714%	7/1/36	9,578	9,679
Freddie Mac		5.603%	1/1/37	1,100	1,107
Freddie Mac		5.884%	2/1/37	1,100	1,113

					46,203

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$88,040)					88,120
Yankee BondsI	3.0%

Commercial Banks	2.0%
Glitnir Banki Hf		6.693%	6/15/16	1,810	1,897	B,C
ICICI Bank Ltd.		6.375%	4/30/22	1,422	1,409	B,C
ICICI Bank Ltd.		6.375%	4/30/22	160	159	C
Kaupthing Bank Hf		7.125%	5/19/16	240	260	B
Landsbanki Islands Hf		6.100%	8/25/11	2,190	2,247	B
TuranAlem Finance BV		8.250%	1/22/37	1,330	1,337	B

					7,309

Diversified Financial Services	0.2%
TNK-BP Finance SA		7.500%	7/18/16	550	580	B
TNK-BP Finance SA		6.625%	3/20/17	200	199	B

					779

Foreign Government	0.3%
Federative Republic of Brazil		8.000%	1/15/18	520	587
Federative Republic of Brazil		11.000%	8/17/40	300	405
Republic of Panama		9.375%	4/1/29	141	188

					1,180

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Yankee Bonds—Continued
Metals and Mining	0.5%
Vale Overseas Ltd.		8.250%	1/17/34	$60		$72
Vale Overseas Ltd.		6.875%	11/21/36	1,546		1,596

						1,668

Wireless Telecommunication Services	N.M.
Vodafone Group PLC		5.000%	9/15/15	100		96

Total Yankee Bonds (Cost—$10,901)						11,032
Foreign Government Obligations	1.9%
Bank Negara Monetary Note		0.000%	6/8/07	377	MYR	108	J
Commonwealth of Australia		5.131%	8/20/20	1,500	AUD	1,858	K
Federative Republic of Brazil		6.000%	5/15/15	1	BRL	433	K
Federative Republic of Brazil		6.000%	5/15/45	1	BRL	426	K
Kingdom of Sweden Inflation-Protected Notes		3.895%	12/1/28	13,000	SEK	2,755	K
Republic of Argentina		3.875%	1/3/10	1,434	ARS	867	K
Republic of Argentina		5.830%	12/31/33	25	ARS	12	K
United Kingdom Treasury Gilt		1.250%	11/22/55	315	GBP	713	K

Total Foreign Government Obligations (Cost—$7,199)						7,172

Total Long-Term Securities (Cost—$252,238)						253,028
Short-Term Securities	42.6%

U.S. Government and Agency Obligations	0.1%
Fannie Mae		0.000%	6/25/07	486		480	J,L

Yankee BondsI	0.2%
UBS AG Jersey		3.155%	4/12/07	800		800

Foreign Government Obligations	1.0%
Egypt Treasury Bills		0.000%	4/17/07	1,250	EGP	219	J
Egypt Treasury Bills		0.000%	10/30/07	550	EGP	92	J
Egypt Treasury Bills		0.000%	10/30/07	3,925	EGP	656	J
Egypt Treasury Bills		0.000%	11/6/07	275	EGP	46	J
Egypt Treasury Bills		0.000%	11/20/07	675	EGP	112	J
Egypt Treasury Bills		0.000%	1/15/08	13,500	EGP	2,215	J
Egypt Treasury Bills		0.000%	2/19/08	850	EGP	138	J
Egypt Treasury Bills		0.000%	3/25/08	850	EGP	137	J
Egypt Treasury Bills		0.000%	4/1/08	425	EGP	69	J

						3,684

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE
Short-Term Securities—Continued

Options PurchasedM	0.6%
Bundesobligations Futures Call, May 2007, Strike Price $113.50				$80	N	$167
Eur Bobl Call, May 2007, Strike Price $107.50				100	N	103
Eurodollar Futures Call, September 2007, Strike Price $94.25				898	N	1,515
Eurodollar Futures Put, June 2008, Strike Price $93.75				87	N	2
Eurodollar Futures Put, June 2008, Strike Price $94.00				100	N	2
LIBOR Call, June 2007, Strike Price $93.88				430	N	376

						2,165

Repurchase Agreement	40.7%
Nomura Securities International Inc. 5.30% dated 3/30/07, to be repurchased at $151,283 on 4/2/07 (Collateral: $158,390 Fannie Mae notes, 4.125% due 4/15/14, value $154,034; $275 Freddie Mac notes, 5.00% due 12/14/18, value $273)				151,216		151,216

Total Short-Term Securities (Cost—$158,620)						158,345
Total Investments (Cost—$410,858)	110.8%					411,373
Other Assets Less Liabilities	(10.8)%					(40,117)

Net Assets	100.0%					$371,256

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Bundesobligations Futures	June 2007	21	$(34)
Eurodollar Futures	June 2007	2	(2)
Eurodollar Futures	December 2007	7	(1)
Eurodollar Futures	March 2008	2	1
Eurodollar Futures	June 2008	316	103
LIBOR Futures	June 2007	70	(70)
LIBOR Futures	September 2007	2	(2)
U.S. Treasury Bond Futures	June 2007	75	(146)
U.S. Treasury Note Futures	June 2007	134	92
U.S. Treasury Note Futures	June 2007	635	336

			$277

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenM
Eurodollar Futures	September 2007	31	$6
Eurodollar Futures	December 2008	7	1
Eurodollar Futures	June 2009	316	(61)
U.S. Treasury Note Futures	June 2007	343	242

			$188

Options WrittenM
Eurodollar Futures Call, Strike Price $94.75	June 2007	27	$4
Eurodollar Futures Call, Strike Price $95.25	September 2007	26	4
Eurodollar Futures Put, Strike Price $94.75	June 2007	27	(2)
U.S. Treasury Note Futures Call, Strike Price $108.00	May 2007	78	(23)
U.S. Treasury Notes Futures Call, Strike Price $106.50	May 2007	50	0

			$(17)

N.M.—Not Meaningful.

A	Convertible Security – Security may be converted into the issuer’s common stock.
B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 5.29% of net assets.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2007.

E

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

F	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
G

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

H	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
I	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
J	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
K

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

L	All or a portion of this securitiy is collateral to cover futures and options contracts written.
M	Options and futures are described in more detail in the notes to financial statements.
N	Par represents actual number of contracts.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

EGP—Egyptian Pound

GBP—British Pound

MYR—Malaysian Ringgit

RUB—Russian Ruble

SEK—Swedish Krona

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Absolute Return Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$252,238)		$253,028
Short-term securities at value (Cost—$158,620)		158,345
Cash		824
Foreign currency at value (Cost $223)		225
Receivable for securities sold		13,147
Interest receivable		1,727
Unrealized appreciation of forward foreign currency contracts		190

Total assets		427,486

Liabilities:
Swap contracts at value	$227
Payable for securities purchased	55,432
Accrued management fee	220
Income distribution payable	12
Futures variation margin payable	66
Options written (Proceeds—$74)	91
Unrealized depreciation of forward foreign currency contracts	5
Interest expense payable	26
Accrued expenses	151

Total liabilities		56,230

Net Assets		$371,256

Net assets consist of:
Accumulated paid-in-capital		$368,667
Undistributed net investment income		79
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		1,291
Unrealized appreciation of investments, options, futures, swaps and foreign currency translations		1,219

Net Assets		$371,256

Net Asset Value Per Share:
Institutional Class (36,306 shares outstanding)		$10.23
Financial Intermediary Class (2 shares outstanding)		$10.23

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Absolute Return Portfolio

For the Period Ended March 31, 2007A

(Amounts in Thousands)

Investment Income:
Interest			$6,776
Expenses:
Management fees	$874
Distribution fees:
Financial Intermediary Class	—	B
Audit and legal fees	62
Custodian fees	59
Directors’ fees and expenses	3
Registration fees	88
Reports to shareholders	24
Transfer agent and shareholder servicing expense:
Institutional Class	10
Financial Intermediary Class	8
Other expenses	49
Organizational expense	100

	1,277
Less: Fees waived	(190)
Expenses reimbursed by adviser	(8)
Compensating balance credits	(39)

Net expenses			1,040

Net Investment Income			5,736
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	591
Options	281
Futures	1,133
Swaps	262
Foreign currency transactions	(116)

			2,151
Increase in unrealized appreciation/depreciation of:
Investments, options, futures, swaps and foreign currency translations	1,225
Assets and liabilities denominated in foreign currency	(6)

			1,219

Net Realized and Unrealized Gain on Investments			3,370

Increase in Net Assets Resulting From Operations			$9,106

A	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
B	Amount less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Absolute Return Portfolio

(Amounts in Thousands)

	FOR THE PERIOD ENDED MARCH 31, 2007A
Increase in Net Assets:
Net investment income	$5,736

Net realized gain	2,151

Change in unrealized appreciation/depreciation	1,219

Change in net assets resulting from operations	9,106

Distributions to shareholders from:
Net investment income:
Institutional Class	(5,734)
Financial Intermediary Class	—	B

Net realized gain on investments:
Institutional Class	(783)
Financial Intermediary Class	—	B

Increase in net assets from fund share transactions:
Institutional Class	368,650
Financial Intermediary Class	17

Increase in net assets	371,256

Net Assets:
Beginning of period	—

End of period	$371,256

Undistributed net investment income	$79

A	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
B	Amounts less than $1.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	PERIOD ENDED MARCH 31, 2007A
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	.36	B
Net realized and unrealized gain	.29

Total from investment operations	.65

Distributions from:
Net investment income	(.35)
Net realized gain on investments	(.07)

Total distributions	(.42)

Net asset value, end of period	$10.23

Total return	6.63	%C

Ratios to Average Net Assets:D
Total expenses	1.09	%E
Expenses net of waivers, if any	.93	%E
Expenses net of all reductions	.89	%E
Net investment income	4.9	%E

Supplemental Data:
Portfolio turnover rate	182.2	%C
Net assets, end of period (in thousands)	$371,239

A	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
B	Computed using average daily shares outstanding.
C	Not annualized.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers, reimbursements and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers and/or reimbursements.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

Financial Intermediary Class:

	PERIOD ENDED MARCH 31, 2007F
Net asset value, beginning of period	$10.17

Investment operations:
Net investment income	.27	B
Net realized and unrealized gain	.13

Total from investment operations	.40

Distributions from:
Net investment income	(.27)
Net realized gain on investments	(.07)

Total distributions	(.34)

Net asset value, end of period	$10.23

Total return	3.99	%C

Ratios to Average Net Assets:D
Total expenses	85.97	%E
Expenses net of waivers, if any	1.18	%E
Expenses net of all reductions	1.16	%E
Net investment income	4.6	%E

Supplemental Data:
Portfolio turnover rate	182.2	%C
Net assets, end of period (in thousands)	$17

F	For the period September 6, 2006 (commencement of operations) to March 31, 2007.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Bond Portfolio

The average annual total returns for the Western Asset Core Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	One Year	Average Annual Total Returns
			Five Years	Ten Years	Since InceptionA
Western Asset Core Bond Portfolio
Institutional Class	+1.48%	+8.23%	+6.18%	+7.18%	+8.09%
Financial Intermediary Class	+1.42%	+7.95%	+5.89%	N/A	+6.63%
Lehman Aggregate Bond IndexB	+1.50%	+6.59%	+5.35%	+6.46%	+7.28%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Class were 0.45%, and 0.70% respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes as indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Class were 0.45%, and 0.70%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes as indicated in the Fund’s prospectus dated August 1, 2006 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until August 1, 2007 to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which

A

The Fund’s Institutional Class inception date is September 4, 1990. The Financial Intermediary Class inception date is July 22, 1999. Since-inception index returns are for periods beginning August 31, 1990. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.

Annual Report to Shareholders

finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies producing positive results. A tactically driven duration posture, with a bias toward a long position, contributed modestly to returns as interest rates oscillated during the period and ended down slightly. An overweight to the front end of the yield curve detracted as the curve inverted out to the 5-year point. Overweight exposure to the mortgage-backed sector was a positive, thanks to stable spreads and contained volatility. Underweight exposure to investment-grade credits was a modest negative as the sector outperformed, but an overweight to lower-quality credits added to returns since they outperformed. A moderate exposure to TIPS contributed to returns as breakeven spreads widened during the last six months of the period.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price.

F Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Expense Example

Western Asset Core Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2006 and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,036.10	$2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.61	2.35
Financial Intermediary Class:
Actual	$1,000.00	$1,034.70	$3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.35	3.62

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratios of 0.47% and 0.72% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Core Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information—Continued

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning July 31, 1999.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred Stocks do not have a defined maturity date.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	106.8%

Corporate Bonds and Notes	17.4%

Aerospace and Defense	N.M.
United Technologies Corp.		5.400%	5/1/35	$1,460	$1,376	A

Airlines	0.1%
Continental Airlines Inc.		6.900%	7/2/19	444	469
Continental Airlines Inc.		6.545%	8/2/20	2,728	2,836

					3,305

Automobiles	0.2%
DaimlerChrysler NA Holding Corp.		4.050%	6/4/08	1,530	1,507
DaimlerChrysler NA Holding Corp.		7.200%	9/1/09	1,240	1,294
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	700	714
Ford Motor Co.		7.450%	7/16/31	13,410	10,376	A

					13,891

Building Products	0.1%
Masco Corp.		7.125%	8/15/13	3,320	3,534

Capital Markets	2.1%
Goldman Sachs Group Inc.		5.625%	1/15/17	9,935	9,841
Lehman Brothers Holdings Inc.		5.480%	4/20/07	5,470	5,470	B
Lehman Brothers Holdings Inc.		5.380%	4/2/08	50,000	50,034	B
Merrill Lynch and Co. Inc.		3.375%	9/14/07	11,120	11,021
Merrill Lynch and Co. Inc.		5.450%	6/16/08	31,040	31,081	B
Merrill Lynch and Co. Inc.		6.110%	1/29/37	3,510	3,403
Morgan Stanley		5.485%	1/18/08	8,000	8,007	B
Morgan Stanley		4.750%	4/1/14	3,070	2,916
Morgan Stanley		5.810%	10/18/16	4,040	4,046	B
The Bear Stearns Cos. Inc.		5.550%	1/22/17	7,855	7,704

					133,523

Commercial Banks	1.2%
Bank One Corp.		7.875%	8/1/10	4,500	4,870
Bank One Corp.		5.900%	11/15/11	2,000	2,055	A
Countrywide Bank NA		5.350%	8/16/07	35,000	35,000	B
Firstar Bank NA		7.125%	12/1/09	450	473
HBOS Treasury Services PLC		5.250%	2/21/17	2,500	2,519	C
Rabobank Capital Funding Trust II		5.260%	12/31/49	470	457	C,D
Rabobank Capital Funding Trust III		5.254%	12/31/49	3,030	2,921	C,D
SunTrust Capital VIII		6.100%	12/1/66	14,370	13,461	D

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Commercial Banks—Continued
U.S. Bancorp		3.125%	3/15/08	$10,300	$10,096
Wachovia Capital Trust III		5.800%	3/15/42	6,130	6,203	D
Wells Fargo Capital X		5.950%	12/15/36	2,490	2,399	D

					80,454

Commercial Services and Supplies	0.4%
PHH Corp.		7.125%	3/1/13	5,010	5,223
Waste Management Inc.		7.125%	10/1/07	10,330	10,396
Waste Management Inc.		6.875%	5/15/09	2,000	2,063
Waste Management Inc.		6.375%	11/15/12	2,530	2,655
Waste Management Inc.		7.125%	12/15/17	6,000	6,601

					26,938

Consumer Finance	1.8%
American Express Co.		6.800%	9/1/66	3,410	3,631	D
Capital One Financial Corp.		6.150%	9/1/16	3,170	3,215
Ford Motor Credit Co.		6.625%	6/16/08	8,900	8,872
Ford Motor Credit Co.		7.375%	10/28/09	50,175	50,083
Ford Motor Credit Co.		7.875%	6/15/10	6,310	6,333
Ford Motor Credit Co.		7.375%	2/1/11	6,435	6,329
Ford Motor Credit Co.		7.250%	10/25/11	5,910	5,744
GMAC LLC		6.125%	8/28/07	8,620	8,615	A
GMAC LLC		5.625%	5/15/09	9,550	9,377
GMAC LLC		7.750%	1/19/10	5,355	5,496
GMAC LLC		7.250%	3/2/11	820	825
GMAC LLC		0.000%	6/15/15	220	126	E
SLM Corp.		3.670%	4/1/09	8,960	8,638	B

					117,284

Diversified Financial Services	1.7%
Air 2 US		8.027%	10/1/19	12,667	13,300	C
Bank of America Corp.		5.420%	3/15/17	2,000	1,979	C
Boeing Capital Corp.		7.375%	9/27/10	3,240	3,480
Dryden Investor Trust		7.157%	7/23/08	6,440	6,501
General Electric Capital Corp.		5.360%	10/24/08	15,000	15,000	B
HSBC Finance Corp.		8.000%	7/15/10	690	748
HSBC Finance Corp.		7.000%	5/15/12	700	751
HSBC Finance Corp.		6.375%	11/27/12	440	462
ILFC E-Capital Trust II		6.250%	12/21/65	3,590	3,674	A,C,D
J.P. Morgan and Co. Inc.		2.991%	2/15/12	2,000	2,071	B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
JPMorgan Chase and Co.		5.750%	1/2/13	$3,770	$3,867
Residential Capital Corp.		6.125%	11/21/08	8,180	8,176
Residential Capital Corp.		6.000%	2/22/11	20,510	20,232
SB Treasury Co. LLC		9.400%	12/29/49	2,930	3,066	C,D
Sigma Finance Inc.		8.500%	8/11/16	17,200	17,210	C,D
Toll Brothers Finance Corp.		5.950%	9/15/13	7,300	7,010
Unilever Capital Corp.		7.125%	11/1/10	1,730	1,838

					109,365

Diversified Telecommunication Services	0.2%
AT&T Inc.		5.100%	9/15/14	4,960	4,846
BellSouth Corp.		4.750%	11/15/12	440	429
BellSouth Corp.		5.200%	9/15/14	4,270	4,198
Embarq Corp.		7.995%	6/1/36	700	723
Verizon Global Funding Corp.		7.250%	12/1/10	2,220	2,371
Verizon Global Funding Corp.		7.375%	9/1/12	5	5

					12,572

Electric Utilities	0.9%
Duke Energy Corp.		6.250%	1/15/12	20	21
Exelon Corp.		5.625%	6/15/35	4,840	4,428
FirstEnergy Corp.		6.450%	11/15/11	340	356
FirstEnergy Corp.		7.375%	11/15/31	10,850	12,326
Pacific Gas and Electric Co.		6.050%	3/1/34	940	942
Pacific Gas and Electric Co.		5.800%	3/1/37	7,330	7,067
Progress Energy Inc.		7.100%	3/1/11	1,488	1,589
The Cleveland Electric Illuminating Co.		5.700%	4/1/17	630	626
The Detroit Edison Co.		6.125%	10/1/10	920	948
TXU Energy Co.		7.000%	3/15/13	25,800	26,813

					55,116

Food and Staples Retailing	0.3%
CVS Lease Pass-Through Trust		6.036%	12/10/28	21,898	22,148	C

Food Products	0.3%
H.J. Heinz Co.		6.428%	12/1/08	6,650	6,765	C
Sara Lee Corp.		6.250%	9/15/11	5,500	5,677
Tyson Foods Inc.		8.250%	10/1/11	4,420	4,839

					17,281

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Gas Utilities	0.2%
Southern Natural Gas Co.		5.900%	4/1/17	$1,710	$1,710	C
Southern Natural Gas Co.		8.000%	3/1/32	7,390	8,778

					10,488

Health Care Equipment and Supplies	0.1%
Boston Scientific Corp.		5.450%	6/15/14	3,530	3,393

Health Care Providers and Services	1.0%
AmerisourceBergen Corp.		5.625%	9/15/12	3,520	3,527
AmerisourceBergen Corp.		5.875%	9/15/15	3,050	3,031
Cardinal Health Inc.		5.800%	10/15/16	3,530	3,517	C
Cardinal Health Inc.		5.850%	12/15/17	12,985	12,963	A
HCA Inc.		5.750%	3/15/14	35,430	30,248
Tenet Healthcare Corp.		6.375%	12/1/11	2,500	2,338	A
Tenet Healthcare Corp.		7.375%	2/1/13	6,584	6,115	A

					61,739

Hotels, Restaurants and Leisure	0.2%
Marriott International Inc.		5.810%	11/10/15	4,400	4,402
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	6,400	6,878

					11,280

Household Durables	0.1%
Centex Corp.		5.450%	8/15/12	1,830	1,766	A
Lennar Corp.		5.950%	10/17/11	3,700	3,694
Pulte Homes Inc.		7.875%	8/1/11	3,340	3,583

					9,043

Independent Power Producers and Energy Traders	0.3%
TXU Corp.		4.800%	11/15/09	9,000	8,841
TXU Corp.		6.500%	11/15/24	1,090	919
TXU Corp.		6.550%	11/15/34	9,930	8,315	A

					18,075

Insurance	0.9%
American International Group Inc.		6.250%	3/15/37	9,080	8,838
ASIF Global Financing XIX		4.900%	1/17/13	1,210	1,191	C
MetLife Inc.		6.400%	12/15/36	31,320	30,581	D
The Travelers Cos. Inc.		6.250%	3/15/37	19,440	19,199	D

					59,809

IT Services	0.1%
Electronic Data Systems Corp.		7.125%	10/15/09	7,685	8,014

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Leisure Equipment and Products	0.8%
Eastman Kodak Co.		3.625%	5/15/08	$17,500	$16,975
Eastman Kodak Co.		7.250%	11/15/13	34,680	35,027	A

					52,002

Media	1.1%
Belo Corp.		7.750%	6/1/27	3,020	3,149
Clear Channel Communications Inc.		4.625%	1/15/08	1,430	1,420
Clear Channel Communications Inc.		4.250%	5/15/09	2,130	2,065
Clear Channel Communications Inc.		6.250%	3/15/11	5,580	5,553
Clear Channel Communications Inc.		5.500%	9/15/14	790	699
Comcast Corp.		6.500%	1/15/15	1,200	1,266
Comcast Corp.		6.500%	1/15/17	600	633
Comcast Corp.		7.050%	3/15/33	3,130	3,360
Comcast MO of Delaware Inc.		9.000%	9/1/08	2,200	2,309
Cox Communications Inc.		7.875%	8/15/09	9,640	10,213
Gannett Co. Inc.		6.375%	4/1/12	3,930	4,106	A
Liberty Media LLC		7.875%	7/15/09	9,000	9,442
Liberty Media LLC		3.750%	2/15/30	290	179	F
News America Inc.		6.200%	12/15/34	105	102
Time Warner Inc.		6.875%	5/1/12	8,270	8,813

Time Warner Inc.		6.950%	1/15/28	2,000	2,094
Time Warner Inc.		7.625%	4/15/31	350	393
Viacom Inc.		5.750%	4/30/11	8,580	8,698
Viacom Inc.		6.250%	4/30/16	3,400	3,447

					67,941

Multi-Utilities	0.2%
Dominion Resources Inc.		4.125%	2/15/08	10,850	10,737
Dominion Resources Inc.		5.125%	12/15/09	50	50
Dominion Resources Inc.		4.750%	12/15/10	570	562
Dominion Resources Inc.		5.700%	9/17/12	2,050	2,094

					13,443

Multiline Retail	0.1%
Target Corp.		4.000%	6/15/13	4,445	4,153	A

Oil, Gas and Consumable Fuels	1.9%
Anadarko Petroleum Corp.		5.755%	9/15/09	12,340	12,366	B
Anadarko Petroleum Corp.		5.950%	9/15/16	70	70
Anadarko Petroleum Corp.		6.450%	9/15/36	10,010	9,905

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Conoco Inc.		6.950%	4/15/29	$8,460	$9,593
ConocoPhillips		4.750%	10/15/12	770	760
El Paso Natural Gas Co.		8.375%	6/15/32	3,610	4,448
Hess Corp.		7.875%	10/1/29	2,940	3,391
Hess Corp.		7.300%	8/15/31	9,595	10,576
Kerr-McGee Corp.		6.875%	9/15/11	17,000	18,007
Kerr-McGee Corp.		6.950%	7/1/24	650	685
Kinder Morgan Energy Partners LP		7.125%	3/15/12	4,650	4,988
Kinder Morgan Energy Partners LP		5.000%	12/15/13	3,180	3,077
Kinder Morgan Energy Partners LP		6.000%	2/1/17	1,670	1,688
Pemex Project Funding Master Trust		6.625%	6/15/35	12,805	13,189	A
Sonat Inc.		7.625%	7/15/11	5,000	5,369
Tennessee Gas Pipeline Co.		8.375%	6/15/32	1,110	1,368
Texaco Capital Inc.		5.500%	1/15/09	1,000	1,009	A
The Williams Cos. Inc.		8.125%	3/15/12	3,730	4,056
The Williams Cos. Inc.		7.500%	1/15/31	2,035	2,157
The Williams Cos. Inc.		8.750%	3/15/32	3,240	3,734
XTO Energy Inc.		7.500%	4/15/12	10,379	11,361	A

					121,797

Paper and Forest Products	N.M.
Weyerhaeuser Co.		6.750%	3/15/12	25	26

Pharmaceuticals	0.1%
Wyeth		5.950%	4/1/37	9,750	9,602

Real Estate Investment Trusts	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	3,550	3,672

Real Estate Management and Development	N.M.
Socgen Real Estate Co. LLC		7.640%	12/29/49	260	263	C,D

Specialty Retail	0.3%
AutoZone Inc.		4.375%	6/1/13	5,710	5,349
Home Depot Inc.		5.400%	3/1/16	4,250	4,150
Limited Brands Inc.		6.125%	12/1/12	9,420	9,570	A

					19,069

Thrifts and Mortgage Finance	0.2%
Countrywide Financial Corp.		6.250%	5/15/16	14,400	14,516	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Tobacco	0.2%
Altria Group Inc.		7.000%	11/4/13	$3,815	$4,143
Altria Group Inc.		7.750%	1/15/27	2,500	2,988	A
Reynolds American Inc.		7.875%	5/15/09	3,240	3,394

					10,525

Wireless Telecommunication Services	0.2%
Sprint Capital Corp.		8.375%	3/15/12	7,935	8,854
Sprint Capital Corp.		8.750%	3/15/32	5,850	6,900
Sprint Nextel Corp.		6.000%	12/1/16	250	246

					16,000

Total Corporate Bonds and Notes (Cost—$1,115,718)					1,111,637
Asset-Backed Securities	2.7%

Fixed Rate Securities	0.6%
Conseco Finance Securitizations Corp. 2000-5		7.960%	2/1/32	4,700	4,246
Drive Auto Receivables Trust 2006-2 A3		5.330%	4/15/14	25,360	25,569	C
Equity One ABS Inc. 2003-3		4.995%	12/25/33	4,069	4,035
Green Tree Financial Corp. 1996-5		8.100%	7/15/27	608	114
Patrons’ Legacy 2003-IV		5.775%	12/23/63	5,800	5,806	C

					39,770

Indexed SecuritiesB	2.1%
Asset-Backed Funding Certificates 2002-SB1		5.750%	4/25/18	1,780	1,783
Brazos Higher Education Authority Inc. 2005-1		5.376%	9/26/16	13,437	13,435
CC Mortgage Funding Corp. 2003-2A		5.700%	5/25/34	1,778	1,778	C
CDC Mortgage Capital Trust 2002-HE1		5.630%	1/25/33	667	667
CIT Group Home Equity Loan Trust 2002-1		5.610%	3/25/33	411	411
Countrywide Asset-Backed Certificates 2003-BC3		5.940%	9/25/33	467	467
Countrywide Home Equity Loan Trust 2005-H 2A		5.560%	12/25/35	247	247
Fleet Home Equity Loan Trust 2003-1		5.570%	1/20/33	3,277	3,280
GMAC Mortgage Corp. Loan Trust 2004-HE4		5.600%	3/25/35	12,325	12,328
GSAMP Trust 2006-S4		5.410%	5/25/36	4,463	4,463
Lehman XS Trust 2005-5N		5.620%	11/25/35	12,629	12,661
Lehman XS Trust 2006-2N 1A1		5.580%	2/25/46	19,988	20,037
Lehman XS Trust 2006-GP4		5.390%	8/25/46	4,420	4,417
Long Beach Mortgage Loan Trust 2000-1		5.030%	1/21/31	265	265
MSDWCC Heloc Trust 2005-1		5.510%	7/25/17	1,754	1,755
New Century Home Equity Loan Trust 2005-B		5.440%	10/25/35	268	268
Provident Bank Home Equity Loan Trust 1999-3		5.710%	1/25/31	873	873
Residential Asset Mortgage Products Inc. 2003-RS2		5.660%	3/25/33	205	205
Residential Asset Securities Corp. 2001-KS2		5.780%	6/25/31	393	393

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Residential Asset Securities Corp. 2001-KS3		5.780%	9/25/31	$140	$140
SLM Student Loan Trust 2006-5		5.350%	7/25/17	49,600	49,605
Structured Asset Investment Loan Trust 2005-3		5.450%	4/25/35	4,358	4,359

					133,837

Total Asset-Backed Securities (Cost—$173,961)					173,607
Mortgage-Backed Securities	17.1%

Fixed Rate Securities	5.2%
Asset Securitization Corp. 1996-D2		6.920%	2/14/29	31	31
Banc of America Commercial Mortgage Inc. 2006-3 A4		5.889%	7/10/44	24,090	24,974
Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	4,232	4,259	C
CS First Boston Mortgage Securities Corp. 1998-C1 A1B		6.480%	5/17/40	421	426
Deutsche Mortgage and Asset Receiving Corp. 1998-C1		6.538%	6/15/31	4,594	4,616
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	12,900	12,589
JP Morgan Chase Commercial Mortgage Pass-Through Certificates 2005-CIBC12		4.895%	9/12/37	1,610	1,563
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	1/15/49	50,790	50,915
JP Morgan Commercial Mortgage Finance Corp. 1999-C8 A2		7.400%	7/15/31	4,267	4,410
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	13,356	12,854
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	15,000	14,634
LB-UBS Commercial Mortgage Trust 2005-C5		4.954%	9/15/30	12,580	12,270
MASTR Reperforming Loan Trust 2005-1		6.500%	8/25/34	1,247	1,271	C
MASTR Reperforming Loan Trust 2005-1		7.000%	8/25/34	10,451	10,825	C
Morgan Stanley Capital I 2006-IQ12 A4		5.332%	12/15/43	7,750	7,713
Morgan Stanley Capital I Series 2005-HQ6		4.989%	8/13/42	13,450	13,149
Prime Mortgage Trust 2006-DR1 1A1		5.500%	5/25/35	32,536	32,412	C
Prime Mortgage Trust 2006-DR1 1A2		6.000%	5/25/35	15,387	15,540	C
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	51,459	51,434	C
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	3/25/32	4,325	4,454
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	51,752	50,184

					330,523

Indexed SecuritiesB	10.4%
American Home Mortgage Assets 2006-4		5.530%	10/25/46	1,141	1,143
Amortizing Residential Collateral Trust 2002-BC1M		5.600%	1/1/32	204	204

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Banc of America Funding Corp. 2005-E		5.826%	6/20/35	$16,963	$17,017
Countrywide Alternative Loan Trust 2005-14		5.530%	5/25/35	10,540	10,552
Countrywide Alternative Loan Trust 2005-17 1A1		5.580%	7/25/35	12,682	12,699
Countrywide Alternative Loan Trust 2005-17 2A1		5.560%	7/25/35	25,123	25,155
Countrywide Alternative Loan Trust 2005-38 A3		5.670%	9/25/35	450	452
Countrywide Alternative Loan Trust 2005-56 3A1		5.610%	11/25/35	1,280	1,282
Countrywide Alternative Loan Trust 2005-59 1A1		5.680%	11/20/35	3,147	3,158
Countrywide Alternative Loan Trust 2006-0A7		5.530%	6/25/46	16,985	17,026
Countrywide Home Loans 2005-03 1A2		5.610%	4/25/35	14,433	14,458
Countrywide Home Loans 2005-09 1A1		5.620%	5/25/35	14,693	14,758
Countrywide Home Loans 2005-09 2A1		5.540%	5/25/35	8,177	8,191
Downey Savings and Loan Association Mortgage Loan Trust 2005-AR6		5.610%	10/19/45	3,438	3,453
Granite Mortgages PLC 2003-1		5.550%	1/20/20	1,839	1,839	G
Greenpoint Mortgage Funding Trust 2005-AR1		5.540%	6/25/45	11,688	11,694
Greenpoint Mortgage Funding Trust 2005-AR4		5.580%	10/25/45	3,274	3,283
Greenpoint Mortgage Funding Trust 2006-AR4		5.420%	9/25/46	47,584	47,558
Greenpoint Mortgage Funding Trust 2006-AR5		5.400%	10/25/46	49,168	49,178
GSMPS Mortgage Loan Trust 2005-RP2		5.670%	3/25/35	19,050	19,000	C
Harborview Mortgage Loan Trust 2005-7		6.246%	6/19/45	21,214	21,326
Impac CMB Trust 2003-7		5.960%	8/25/33	686	686
Impac Secured Assets Corp. 2005-2		5.640%	3/25/36	1,722	1,727
Medallion Trust 2000-1G		5.590%	7/12/31	138	138	G
Medallion Trust 2000-2G		5.550%	12/18/31	962	962	G
Medallion Trust 2003-1G		5.540%	12/21/33	2,390	2,392	G
MLCC Mortgage Investors Inc. 2003-B		5.660%	4/25/28	3,287	3,297
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		5.640%	10/25/35	2,459	2,468
Structured Asset Mortgage Investments Inc. 2006-AR6		5.510%	7/25/36	23,681	23,719
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		5.530%	8/25/36	43,880	43,971
Thornburg Mortgage Securities Trust 2005-2 A1		5.540%	7/25/45	9,462	9,446
Thornburg Mortgage Securities Trust 2005-2 A2		5.550%	7/25/45	16,204	16,212
Thornburg Mortgage Securities Trust 2006-1		5.490%	1/25/36	63,235	63,158
Thornburg Mortgage Securities Trust 2006-3		5.425%	6/25/36	4,747	4,740
WaMu Mortgage Pass-Through Certificates, Series 2005-AR06 2A1A		5.550%	4/25/45	13,388	13,417
WaMu Mortgage Pass-Through Certificates, Series 2005-AR08 1A1A		5.590%	8/25/45	16,374	16,421

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11		5.640%	8/25/45	$37,817	$37,918
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 A1A1		5.610%	10/25/45	23,241	23,274
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 B10		6.520%	10/25/45	4,180	3,760	C
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17 A1A2		5.610%	12/25/45	13,194	13,246
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A1		5.590%	12/25/45	29,029	29,115
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A2		5.610%	12/25/45	28,167	28,257
Zuni Mortgage Loan Trust 2006-OA1		5.450%	8/25/36	37,331	37,293

					659,043

Stripped Securities	0.1%
Diversified REIT Trust 1999-1A		0.617%	3/18/11	71,358	850	H1
FFCA Secured Lending Corp. 1999-1A		1.439%	9/18/25	5,944	256	C,H1
GE Capital Commercial Mortgage Corp. 2005-C4		5.332%	11/10/45	6,980	7,008	H1
LB-UBS Commercial Mortgage Trust 2001-C3		0.948%	6/15/36	16,481	566	C,H1
Structured Mortgage Asset Residential Trust 1991-8		0.014%	1/25/23	605	—	H1,I

					8,680

Variable Rate SecuritiesJ	1.4%
Banc of America Commercial Mortgage Inc. 2005-5		5.115%	10/10/45	10,120	9,968
Credit Suisse Mortgage Capital Certificates 2006-C1 A4		5.555%	2/15/39	5,080	5,153
Greenwich Capital Commercial Funding Corp. 2006-GG7		5.914%	7/10/38	22,370	23,349
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	7,759	7,558
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB13		5.295%	1/12/43	7,500	7,504
MASTR Adjustable Rate Mortgages Trust 2004-15		4.615%	12/25/34	638	645
Merrill Lynch Mortgage Trust 2005-CIP1 A4		5.047%	7/12/38	1,100	1,079
Merrill Lynch Mortgage Trust 2005-CKI1		5.244%	11/12/37	23,750	23,708
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.204%	7/25/35	5,091	5,134
Wachovia Bank Commercial Mortgage Trust 2005-C20		5.118%	7/15/42	4,000	3,943

					88,041

Total Mortgage-Backed Securities (Cost—$1,087,857)					1,086,287

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations	17.6%

Fixed Rate Securities	14.9%
Fannie Mae		5.400%	4/13/09	$3,100	$3,100
Fannie Mae		6.625%	9/15/09	10,160	10,571
Fannie Mae		5.200%	11/8/10	10,910	10,888
Fannie Mae		5.625%	5/19/11	19,640	19,890
Fannie Mae		4.610%	10/10/13	30,420	29,502
Federal Home Loan Bank		3.875%	8/22/08	5,460	5,383
Federal Home Loan Bank		5.400%	1/2/09	11,470	11,467
Federal Home Loan Bank		5.400%	1/16/09	18,870	18,865
Federal Home Loan Bank		5.500%	2/11/09	50,000	50,006
Freddie Mac		4.750%	1/18/11	6,560	6,542
Freddie Mac		5.250%	2/24/11	9,960	9,983
Freddie Mac		5.625%	3/15/11	2,210	2,272
Freddie Mac		5.125%	4/18/11	9,560	9,659
Freddie Mac		4.650%	10/10/13	34,390	33,405
Freddie Mac		5.450%	11/21/13	11,340	11,333
Freddie Mac		5.300%	5/12/20	53,095	51,653
Freddie Mac		5.625%	11/23/35	12,290	12,057
Tennessee Valley Authority		7.125%	5/1/30	2,450	3,026
United States Treasury Bonds		7.500%	11/15/16	1,490	1,811	A
United States Treasury Bonds		4.500%	2/15/36	119,365	112,539	A
United States Treasury Bonds		4.750%	2/15/37	292,990	288,412	A
United States Treasury Notes		3.750%	5/15/08	2,840	2,806	A
United States Treasury Notes		4.375%	11/15/08	5,590	5,561	A
United States Treasury Notes		4.500%	2/15/09	14,780	14,741	A
United States Treasury Notes		4.500%	3/31/09	54,190	54,105
United States Treasury Notes		6.000%	8/15/09	4,260	4,393	A
United States Treasury Notes		3.375%	10/15/09	750	729	A
United States Treasury Notes		4.625%	11/15/09	31,610	31,658	A
United States Treasury Notes		4.125%	8/15/10	4,660	4,601	A
United States Treasury Notes		3.875%	9/15/10	22,690	22,221	A
United States Treasury Notes		4.500%	11/15/10	2,320	2,318	A
United States Treasury Notes		4.875%	4/30/11	2,220	2,247	A
United States Treasury Notes		4.875%	7/31/11	13,920	14,099	A
United States Treasury Notes		4.500%	9/30/11	29,480	29,432	A
United States Treasury Notes		4.625%	10/31/11	3,270	3,281	A
United States Treasury Notes		4.625%	12/31/11	9,160	9,190	A
United States Treasury Notes		4.625%	2/29/12	34,310	34,437	A
United States Treasury Notes		5.125%	5/15/16	10,620	10,981	A
United States Treasury Notes		4.875%	8/15/16	1,095	1,112	A

					950,276

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

U.S. Government and Agency Obligations—Continued
Treasury Inflation-Protected SecuritiesK	2.7%
United States Treasury Inflation-Protected Security		3.875%	1/15/09	$2,431		$2,520	A
United States Treasury Inflation-Protected Security		0.875%	4/15/10	25,256		24,420	A
United States Treasury Inflation-Protected Security		1.875%	7/15/13	12,397		12,236	A
United States Treasury Inflation-Protected Security		2.000%	1/15/14	646		640	A
United States Treasury Inflation-Protected Security		1.875%	7/15/15	25,046		24,484	A
United States Treasury Inflation-Protected Security		2.000%	1/15/16	25,432		25,040	A
United States Treasury Inflation-Protected Security		2.375%	1/15/17	6,212		6,304	A
United States Treasury Inflation-Protected Security		2.375%	1/15/25	41,489		41,758	A
United States Treasury Inflation-Protected Security		2.000%	1/15/26	7,210		6,852	A
United States Treasury Inflation-Protected Security		3.625%	4/15/28	12,589		15,323	A
United States Treasury Inflation-Protected Security		3.875%	4/15/29	9,972		12,659

						172,236

Total U.S. Government and Agency Obligations (Cost—$1,125,456)						1,122,512
U.S. Government Agency Mortgage-Backed Securities	45.6%

Fixed Rate Securities	44.0%
Fannie Mae		7.000%	9/1/07 to 2/1/33	10,121		10,540
Fannie Mae		7.000%	12/1/09	1		1
Fannie Mae		8.000%	5/1/15	30		31
Fannie Mae		5.500%	4/1/18 to 10/1/35	56,610		56,143
Fannie Mae		4.500%	7/1/18 to 9/1/35	12,691		12,057
Fannie Mae		9.500%	2/25/20	—	L	—	I
Fannie Mae		4.000%	8/1/20 to 9/1/20	5,678		5,363
Fannie Mae		5.000%	8/1/20 to 12/1/36	184,228		178,545
Fannie Mae		5.500%	12/1/22 to 12/1/37	425,100		421,021	M

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Fannie Mae		6.000%	12/1/22 to 12/1/37	$23,670		$23,916	M
Fannie Mae		7.500%	6/1/25 to 5/1/28	584		615
Fannie Mae		6.000%	1/1/26 to 2/1/37	309,239		311,602
Fannie Mae		7.500%	7/1/26	—	L	—	I
Fannie Mae		7.500%	7/1/27	1		1
Fannie Mae		6.500%	7/1/28 to 7/1/35	10,386		10,650
Fannie Mae		5.000%	12/1/37	1,289,020		1,245,113	M
Fannie Mae		6.500%	12/1/37	310,170		316,373	M
Freddie Mac		9.750%	7/1/08	7		7
Freddie Mac		6.000%	3/1/09 to 5/1/29	1,158		1,177
Freddie Mac		5.500%	12/1/13 to 8/1/35	35,322		35,005
Freddie Mac		9.300%	4/15/19	140		147
Freddie Mac		5.000%	9/1/20 to 8/1/33	57,313		55,831
Freddie Mac		7.000%	4/1/24 to 5/1/32	3,105		3,229
Freddie Mac		6.500%	6/1/32	56		58
Government National Mortgage Association		10.000%	11/15/09	—	L	—	I
Government National Mortgage Association		8.000%	10/15/16 to 7/15/17	148		157
Government National Mortgage Association		8.000%	4/15/17	—	L	—	I
Government National Mortgage Association		7.500%	10/15/22 to 8/15/32	301		316
Government National Mortgage Association		7.000%	6/15/23 to 5/15/32	374		391
Government National Mortgage Association		6.500%	10/15/23 to 3/15/33	18,202		18,720
Government National Mortgage Association		6.000%	3/15/26 to 8/15/35	34,003		34,497
Government National Mortgage Association		5.500%	1/15/33	251		250
Government National Mortgage Association		5.000%	6/15/35 to 9/15/35	65,990		64,249

						2,806,005

Indexed SecuritiesB	1.6%
Fannie Mae		4.778%	6/1/35	13,129		13,127
Fannie Mae		4.327%	8/1/35	1,406		1,396
Fannie Mae		4.608%	9/1/35	7,525		7,525

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued
Indexed SecuritiesB—Continued
Fannie Mae		4.690%	9/1/35	$3,002		$2,995
Fannie Mae		4.580%	10/1/35	2,433		2,432
Fannie Mae		4.656%	10/1/35	2,850		2,851
Fannie Mae		4.722%	10/1/35	4,375		4,357
Fannie Mae		4.805%	10/1/35	2,247		2,242
Fannie Mae		6.920%	10/1/35	19,595		20,303
Fannie Mae		6.911%	11/1/35	6,739		6,982
Fannie Mae		6.912%	11/1/35	7,727		8,006
Fannie Mae		6.914%	11/1/35	7,409		7,677
Fannie Mae		6.916%	11/1/35	6,935		7,186
Fannie Mae		6.919%	11/1/35	7,355		7,621
Freddie Mac		4.867%	10/1/35	4,859		4,852

						99,552

Stripped Securities	N.M.
Fannie Mae		9.500%	2/1/17	14		3	H1
Fannie Mae		1009.250%	8/25/21	—	L	2	H1
Fannie Mae		0.000%	5/25/22	117		104	H2
Financing Corp.		0.000%	4/5/19	1,150		622	H2
Freddie Mac		10.000%	3/1/21	87		14	H1
Freddie Mac		0.000%	7/15/22	15		13	H2

						758

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$2,918,212)						2,906,315
Yankee BondsG	6.2%
Aerospace and Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	3,001		3,163	C

Commercial Banks	2.8%
Eksportfinans ASA		5.500%	5/25/16	10,700		11,056
Glitnir Banki Hf		6.330%	7/28/11	6,080		6,309	C
Glitnir Banki Hf		6.693%	6/15/16	11,830		12,401	C,D
HBOS Treasury Services PLC		3.500%	11/30/07	48,500		47,960	C
HSBC Capital Funding LP		4.610%	6/27/49	1,630		1,555	C,D
Kaupthing Bank Hf		6.050%	4/12/11	17,140		17,292	B,C
Kaupthing Bank Hf		5.750%	10/4/11	2,960		2,985	C
Kaupthing Bank Hf		7.125%	5/19/16	30,520		33,014	C
Korea Development Bank		4.250%	11/13/07	6,045		6,002
Landsbanki Islands Hf		6.100%	8/25/11	17,170		17,620	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
Resona Preferred Global Securities		7.191%	12/29/49	$13,670	$14,439	C,D
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	9,980	10,081	C,D

					180,714

Diversified Financial Services	0.6%
Aiful Corp.		5.000%	8/10/10	4,030	3,970	C
CVRD Finance Ltd.		6.010%	10/15/07	1,557	1,557	B,C
MUFG Captial Finance 1 Ltd.		6.346%	7/29/49	4,660	4,760	D
SMFG Preferred Capital		6.078%	1/29/49	13,800	13,827	C,D
TNK-BP Finance SA		7.500%	7/18/16	9,940	10,487	C
TNK-BP Finance SA		6.625%	3/20/17	4,830	4,794	C

					39,395

Diversified Telecommunication Services	0.3%
British Telecommunications PLC		8.625%	12/15/10	1,755	1,959	N
Deutsche Telekom International Finance BV		5.750%	3/23/16	5,370	5,370
Koninklijke (Royal) KPN NV		8.000%	10/1/10	8,240	8,938
Telecom Italia Capital SpA		5.250%	11/15/13	965	936
Telecom Italia Capital SpA		4.950%	9/30/14	2,570	2,421
Telecom Italia Capital SpA		5.250%	10/1/15	2,060	1,954

					21,578

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	570	598

Foreign Government	0.6%
Russian Federation		5.000%	3/31/30	21,255	24,122	C,D
United Mexican States		5.625%	1/15/17	160	161	A
United Mexican States		7.500%	4/8/33	302	359
United Mexican States		6.750%	9/27/34	13,662	14,899

					39,541

Industrial Conglomerates	0.7%
Tyco International Group SA		6.750%	2/15/11	430	458
Tyco International Group SA		6.375%	10/15/11	1,230	1,300
Tyco International Group SA		6.000%	11/15/13	2,300	2,418
Tyco International Group SA		7.000%	6/15/28	3,380	4,014
Tyco International Group SA		6.875%	1/15/29	30,220	35,669

					43,859

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued
Metals and Mining	0.3%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	$1,750		$1,679	C
Vale Overseas Ltd.		8.250%	1/17/34	330		396	A
Vale Overseas Ltd.		6.875%	11/21/36	13,129		13,558

						15,633

Oil, Gas and Consumable Fuels	0.7%
Anadarko Finance Co.		7.500%	5/1/31	660		729
Conoco Funding Co.		6.350%	10/15/11	400		420
Conoco Funding Co.		7.250%	10/15/31	350		408
Gazprom		6.212%	11/22/16	15,410		15,418	C
Gazprom		6.510%	3/7/22	12,230		12,413	A,C
Petrobras International Finance Co.		6.125%	10/6/16	10,020		10,220
Petrozuata Finance Inc.		8.220%	4/1/17	3,950		3,970	C
YPF Sociedad Anonima		7.750%	8/27/07	3,250		3,270

						46,848

Wireless Telecommunication Services	0.1%
Vodafone Group PLC		5.000%	9/15/15	6,040		5,795	A

Total Yankee Bonds (Cost—$381,610)						397,124
Preferred Stocks	0.2%
Fannie Mae		5.375%		—	L shs	4,413	F
General Motors Corp.		5.250%		293		6,074	A,F
Home Ownership Funding Corp.		1.000%		6		812	C
Home Ownership Funding Corp. II		1.000%		5		729	C

Total Preferred Stocks (Cost—$18,532)						12,028

Total Long-Term Securities (Cost—$6,821,346)						6,809,510
Investment of Collateral From Securities Lending	12.2%
State Street Navigator Securities Lending Prime Portfolio				778,009	shs	778,009

Total Investment of Collateral From Securities Lending (Cost—$778,009)						778,009

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Short-Term Securities	24.5%
Corporate Bonds and Notes	2.2%
BankAmerica Corp.		0.000%	4/9/07	$50,000		$49,942	E
BankAmerica Corp.		5.235%	5/8/07	60,000		59,677
Washington Mutual		5.340%	9/17/07	30,800		30,800

						140,419

U.S. Government and Agency Obligations	0.9%
Fannie Mae		0.000%	6/25/07	37,770		37,320	E,O
Federal Home Loan Bank		0.000%	4/27/07	20,000		19,925	E

						57,245

Options PurchasedP	0.2%
Eurodollar Futures Call, June 2007, Strike Price $94.00				2,742	Q	5,039
Eurodollar Futures Call, June 2007, Strike Price $94.75				2,895	Q	434
Eurodollar Futures Call, September 2007, Strike Price $94.00				2,975	Q	6,768
Eurodollar Futures Call, September 2007, Strike Price $94.50				1,898	Q	2,029
Eurodollar Futures Call, September 2007, Strike Price $94.75				1,080	Q	621
Eurodollar Futures Put, September 2007, Strike Price $94.00				1,000	Q	6
J.P. Morgan Swaption Call, January 2008, Strike Price $5.1577				30,590,000	Q	482

						15,379

Repurchase Agreements	21.2%
Lehman Brothers Inc. 5.25%, dated 3/30/07, to be repurchased at $446,023 on 4/2/07 (Collateral: $353,190 Fannie Mae notes, 6.30% due 4/18/16, value $363,312; $375,000 Federal Home Loan Bank Zero-Coupon bonds, due 9/8/28 to 9/29/28, value $91,357; $75 Freddie Mac notes, 5.375%, due 1/9/14, value $74)				445,828		445,828
Merrill Lynch Government Securities Inc. 5.25%, dated 3/30/07, to be repurchased at $530,026 on 4/2/07 (Collateral: $132,665 Federal Home Loan Bank bonds, 5.125%, due 8/21/08, value $133,660; $355,165 Fannie Mae notes, 5.00% to 5.33%, due 9/2/08 to 3/2/15, value $357,042; $50,000 Freddie Mac Zero-Coupon bonds, due 5/15/07, value $49,688)				529,794		529,794

Annual Report to Shareholders

	% OF NET ASSETS	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued
Repurchase Agreements—Continued
Nomura Securities International Inc. 5.30% dated 3/30/07, to be repurchased at $375,166 on 4/2/07 (Collateral: $69,585 Fannie Mae notes, 5.40% to 6.25%, due 2/1/08 to 1/26/22, value $70,031; $260,725 Federal Home Loan Bank notes, 5.375% to 6.00% due 3/9/09 to 8/15/16, value $262,439; $50,000 Freddie Mac notes, 5.40% due 3/17/21, value $50,188)		$375,000	$375,000

			1,350,622

Total Short-Term Securities (Cost—$1,562,864)			1,563,665
Total Investments (Cost—$9,162,219)	143.5%		9,151,184
Obligation to Return Collateral for Securities Loaned	(12.2)%		(778,009)
Other Assets Less Liabilities	(31.3)%		(1,995,402)

Net Assets	100.0%		$6,377,773

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedP
Eurodollar Futures	September 2007	1,150	$(17)
Eurodollar Futures	March 2008	236	(18)
Eurodollar Futures	September 2008	10	—	I
U.S. Treasury Bond Futures	June 2007	1,288	(1,102)
U.S. Treasury Note Futures	June 2007	1,978	(670)

			$(1,807)

Futures Contracts WrittenP
Eurodollar Futures	June 2007	386	$124
U.S. Treasury Note Futures	June 2007	2,694	1,628

			$1,752

Options WrittenP
Eurodollar Futures Call, Strike Price $94.88	June 2007	402	$3
Eurodollar Futures Call, Strike Price $95.00	June 2007	967	86
Eurodollar Futures Call, Strike Price $95.00	September 2007	32	(3)
Eurodollar Futures Call, Strike Price $95.25	September 2007	1,971	138
Eurodollar Futures Put, Strike Price $94.75	June 2007	389	(5)
Eurodollar Futures Put, Strike Price $94.75	September 2007	1,127	9
U.S. Treasury Bond Futures Call, Strike Price $112.00	May 2007	610	(156)
U.S. Treasury Bond Futures Call, Strike Price $113.00	June 2007	1,921	302

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)

Options Written—Continued
U.S. Treasury Bond Futures Call, Strike Price $114.00	June 2007	1,978	$308
U.S. Treasury Bond Futures Call, Strike Price $115.00	June 2007	1,910	840
U.S. Treasury Bond Futures Call, Strike Price $116.00	June 2007	915	394
U.S. Treasury Bond Futures Put, Strike Price $109.00	June 2007	700	270
U.S. Treasury Bond Futures Put, Strike Price $110.00	June 2007	724	(170)
U.S. Treasury Bond Futures Put, Strike Price $111.00	June 2007	1,521	(602)
U.S. Treasury Note Futures Call, Strike Price $107.00	June 2007	279	(204)
U.S. Treasury Note Futures Call, Strike Price $108.00	June 2007	3,718	(1,406)
U.S. Treasury Note Futures Call, Strike Price $109.00	June 2007	2,999	(364)
U.S. Treasury Note Futures Call, Strike Price $110.00	June 2007	5,296	1,290
U.S. Treasury Note Futures Call, Strike Price $111.00	June 2007	374	71
U.S. Treasury Note Futures Put, Strike Price $105.00	June 2007	440	173
U.S. Treasury Note Futures Put, Strike Price $107.00	June 2007	526	(21)

			$953

N.M.—Not Meaningful.

A	All or a portion of this security is on loan.
B

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2007.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.06% of net assets.

D

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

E	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
F	Convertible Security – Security may be converted into the issuer’s common stock.
G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

I	Amount represents less than $1.
J	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
K

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

L	Amount represents less than $0.05.
M	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
N	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
O	All or a portion of this security is collateral to cover futures and options contracts written.
P	Options and futures are described in more detail in the notes to financial statements.
Q	Par represents actual number of contracts.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$7,599,355)		$7,587,519	A
Short-term securities at value (Cost—$1,562,864)		1,563,665
Swap contracts at value		20,510
Receivable for securities sold		145,602
Receivable for fund shares sold		21,806
Interest receivable		71,553
Other assets		801

Total assets		9,411,456

Liabilities:
Obligation to return collateral for securities loaned	$778,009
Payable for securities purchased	2,215,653
Payable for fund shares repurchased	2,509
Accrued management fee	2,170
Accrued distribution fee	292
Income distribution payable	1,767
Interest expense payable	20,365
Futures variation margin payable	123
Options written (Proceeds—$12,147)	11,194
Accrued expenses	1,601

Total liabilities		3,033,683

Net Assets		$6,377,773

Net assets consist of:
Accumulated paid-in-capital		$6,339,392
Undistributed net investment income		3,789
Undistributed net realized gain on investments, options, futures and swaps		22,341
Unrealized appreciation of investments, options, futures and swaps		12,251

Net Assets		$6,377,773

Net Asset Value Per Share:
Institutional Class (437,731 shares outstanding)		$11.37
Financial Intermediary Class (123,411 shares outstanding)		$11.37

A	The market value of securities on loan is $769,031.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Bond Portfolio

Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$283,684
Dividends	1,754
Income from securities loaned	1,125

Total income		$286,563
Expenses:
Management fees	21,846
Distribution and service fees:
Financial Intermediary Class	2,354
Audit and legal fees	201
Custodian fees	843
Directors’ fees and expenses	219
Registration fees	105
Reports to shareholders	1,057
Proxy expense	659
Transfer agent and shareholder servicing expense:
Institutional Class	38
Financial Intermediary Class	20
Other expenses	93

	27,435
Less: Compensating balance credits	(8)

Net expenses		27,427

Net Investment Income		259,136
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	42,453
Options	13,904
Futures	(9,035)
Swaps	22,181

		69,503
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		95,353

Net Realized and Unrealized Gain on Investments		164,856

Change in Net Assets Resulting From Operations		$423,992

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$259,136	$178,397

Net realized gain/(loss)	69,503	(27,239)

Change in unrealized appreciation/depreciation	95,353	(66,457)

Change in net assets resulting from operations	423,992	84,701

Distributions to shareholders from:
Net investment income:
Institutional Class	(224,496)	(173,004)
Financial Intermediary Class	(45,595)	(13,718)

Net realized gain on investments:
Institutional Class	—	(1,163)
Financial Intermediary Class	—	(95)

Change in net assets from fund share transactions:
Institutional Class	611,643	1,060,406
Financial Intermediary Class	1,008,162	103,640

Change in net assets	1,773,706	1,060,767

Net Assets:
Beginning of year	4,604,067	3,543,300

End of year	$6,377,773	$4,604,067

Undistributed net investment income	$3,789	$3,688

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$11.05		$11.29		$11.81	$11.57	$11.01

Investment operations:
Net investment income	.55	A	.49		.39	.41	.55
Net realized and unrealized gain/(loss)	.34		(.22)		(.21)	.45	.65

Total from investment operations	.89		.27		.18	.86	1.20

Distributions from:
Net investment income	(.57)		(.51)		(.39)	(.44)	(.55)
Net realized gain on investments	—		—	B	(.31)	(.18)	(.09)

Total distributions	(.57)		(.51)		(.70)	(.62)	(.64)

Net asset value, end of year	$11.37		$11.05		$11.29	$11.81	$11.57

Total return	8.23%		2.46%		1.68%	7.64%	11.19%

Ratios to Average Net Assets:C
Total expenses	.47%		.45%		.46%	.49%	.49%
Expenses net of waivers, if any	.47%		.45%		.46%	.49%	.49%
Expenses net of all reductions	.47%		.45%		.46%	.49%	.49%
Net investment income	4.9%		4.3%		3.4%	3.5%	4.9%

Supplemental Data:
Portfolio turnover rate	431.7%		540.4%		407.2%	464.6%	438.6%
Net assets, end of year (in thousands)	$4,975,052		$4,243,248		$3,277,782	$2,187,219	$1,400,431

A	Computed using average daily shares outstanding.
B	Amount represents less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	YEARS ENDED MARCH 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$11.05		$11.29		$11.81	$11.57	$11.02

Investment operations:
Net investment income	.51	A	.47		.38	.40	.53
Net realized and unrealized gain/(loss)	.35		(.22)		(.23)	.43	.63

Total from investment operations	.86		.25		.15	.83	1.16

Distributions from:
Net investment income	(.54)		(.49)		(.36)	(.41)	(.52)
Net realized gain on investments	—		—	B	(.31)	(.18)	(.09)

Total distributions	(.54)		(.49)		(.67)	(.59)	(.61)

Net asset value, end of year	$11.37		$11.05		$11.29	$11.81	$11.57

Total return	7.95%		2.19%		1.42%	7.36%	10.80%

Ratios to Average Net Assets:C
Total expenses	.72%		.70%		.72%	.76%	.75%
Expenses net of waivers, if any	.72%		.70%		.72%	.75%	.75%
Expenses net of all reductions	.72%		.70%		.72%	.75%	.75%
Net investment income	4.6%		4.1%		4.2%	3.3%	4.1%

Supplemental Data:
Portfolio turnover rate	431.7%		540.4%		407.2%	464.6%	438.6%
Net assets, end of year (in thousands)	$1,402,721		$360,819		$265,518	$121,607	$79,120

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Plus Bond Portfolio

The average annual total returns for the Western Asset Core Plus Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	One Year	Average Annual Total Returns
			Three Years	Five Years	Since InceptionA
Western Asset Core Plus Bond Portfolio
Institutional Class	+1.33%	+8.48%	+4.99%	+7.14%	+6.86%
Financial Intermediary Class	+1.37%	+8.30%	+4.76%	+6.90%	+6.47%
Lehman Aggregate Bond IndexB	+1.50%	+6.59%	+3.31%	+5.35%	+5.75%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Class were 0.45%, and 0.70% respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Class were 0.45%, and 0.70%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2006 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until August 1, 2007 to limit total annual operating expenses to 0.45% for the Institutional Class and 0.70% for the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which

A

The Fund’s Institutional Class inception date is July 8, 1998. The Financial Intermediary Class inception date is January 7, 2002. Since-inception index returns are for periods beginning June 30, 1998.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.

Annual Report to Shareholders

finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies producing positive results. A tactically-driven duration posture, with a bias toward a long position, contributed modestly to returns as interest rates oscillated during the period and ended down slightly. An overweight to the front end of the yield curve detracted as the curve inverted out to the 5-year point. Overweight exposure to the mortgage-backed sector was a positive, thanks to stable spreads and contained volatility. Underweight exposure to investment-grade credits was a modest negative as the sector outperformed, but an overweight to lower-quality credits added to returns since they outperformed. A moderate exposure to TIPS contributed to returns as breakeven spreads widened during the last six months of the period. Our emphasis on high-yield debt was strongly rewarded as spreads narrowed, in particular on GM and Ford issues. A modest exposure to emerging market debt added to returns as spreads tightened to historic lows. Nondollar bond exposure had mixed results as nondollar bond markets generally underperformed their domestic counterparts, but a decision to leave some currency exposure unhedged helped to recoup much of the losses.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

F	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Expense Example

Western Asset Core Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,034.00	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.74	2.22
Financial Intermediary Class:
Actual	1,000.00	$1,033.50	$3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.49	3.48

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratios of 0.44% and 0.69% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Core Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investment are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Since-inception index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders

Performance Information—Continued

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

B	Since-inception index returns are for periods beginning December 31, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C	Source: Standard & Poor's.
D	Preferred Stocks do not have a defined maturity date.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Long-Term Securities	101.5%

Corporate Bonds and Notes	16.5%

Aerospace and Defense	N.M.
L-3 Communications Corp.		7.625%	6/15/12	$852		$878

Airlines	0.2%
Continental Airlines Inc.		6.545%	8/2/20	7,982		8,301
Continental Airlines Inc.		5.983%	4/19/22	7,000		6,986
Northwest Airlines Inc.		5.960%	2/6/15	1,295		1,243	A
United Air Lines Inc.		7.032%	4/1/12	748		759
United Air Lines Inc.		7.186%	10/1/12	939		955
United Air Lines Inc.		6.602%	3/1/15	6,855		6,949

						25,193

Auto Components	N.M.
Visteon Corp.		8.250%	8/1/10	2,050		2,091

Automobiles	0.6%
DaimlerChrysler NA Holding Corp.		4.050%	6/4/08	610		601
DaimlerChrysler NA Holding Corp.		7.200%	9/1/09	620		647
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	500		510
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	3,315		3,578
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	1,290		1,359
Ford Motor Co.		7.450%	7/16/31	30,145		23,325	B
Ford Motor Co.		4.250%	12/15/36	305		336	C
General Motors Corp.		8.250%	7/15/23	8,000		7,200	B
General Motors Corp.		8.375%	7/5/33	9,520	EUR	12,000
General Motors Corp.		8.375%	7/15/33	19,590		17,582	B

						67,138

Building Products	0.1%
Masco Corp.		7.125%	8/15/13	5,830		6,206

Capital Markets	1.1%
E*Trade Financial Corp.		7.375%	9/15/13	590		617	B
Goldman Sachs Group Inc.		5.625%	1/15/17	1,420		1,406
Goldman Sachs Group LP		4.500%	6/15/10	1,360		1,337	B
Lehman Brothers Holdings Inc.		5.330%	6/26/07	28,000		28,001	A
Lehman Brothers Holdings Inc.		5.250%	2/6/12	5,520		5,515	B
Merrill Lynch and Co. Inc.		5.325%	5/29/07	16,700		16,700	A
Merrill Lynch and Co. Inc.		3.375%	9/14/07	3,130		3,102
Merrill Lynch and Co. Inc.		3.125%	7/15/08	3,115		3,033	B
Merrill Lynch and Co. Inc.		5.450%	8/22/08	42,800		42,830	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Capital Markets—Continued
Merrill Lynch and Co. Inc.		6.375%	10/15/08	$2,670	$2,720
Morgan Stanley		5.485%	1/18/08	12,000	12,011	A
Morgan Stanley		3.625%	4/1/08	90	89
Morgan Stanley		4.750%	4/1/14	8,460	8,035
Morgan Stanley		5.810%	10/18/16	7,290	7,302	A
The Goldman Sachs Group Inc.		6.600%	1/15/12	2,810	2,966

					135,664

Chemicals	0.1%
Georgia Gulf Corp.		9.500%	10/15/14	1,550	1,488	B,D
Lyondell Chemical Co.		8.000%	9/15/14	1,175	1,231
Lyondell Chemical Co.		8.250%	9/15/16	670	717
MacDermid Inc.		9.125%	7/15/11	1,067	1,118
Westlake Chemical Corp.		6.625%	1/15/16	1,255	1,224	B

					5,778

Commercial Banks	0.8%
Bank One Corp.		4.125%	9/1/07	2,780	2,765
Bank One Corp.		7.875%	8/1/10	150	162
Bank One Corp.		5.900%	11/15/11	2,000	2,055
Firstar Bank NA		7.125%	12/1/09	350	368
HBOS Treasury Services PLC		5.250%	2/21/17	4,570	4,605	D
Rabobank Capital Funding Trust II		5.260%	12/31/49	590	574	D,E
Rabobank Capital Funding Trust III		5.254%	12/29/49	4,140	3,991	D,E
SunTrust Capital VIII		6.100%	12/15/36	250	234	E
U.S. Bancorp		3.125%	3/15/08	8,290	8,126
U.S. Bank		5.255%	2/8/08	27,200	27,187	A
Wachovia Bank NA		5.300%	5/22/07	31,000	31,003	A
Wachovia Capital Trust III		5.800%	3/15/42	9,420	9,532	E
Wells Fargo and Co.		5.300%	8/26/11	2,400	2,419
Wells Fargo and Co.		5.000%	11/15/14	130	126
Wells Fargo Capital X		5.950%	12/15/36	9,275	8,936	E

					102,083

Commercial Services and Supplies	0.3%
PHH Corp.		7.125%	3/1/13	8,640	9,008
Waste Management Inc.		7.125%	10/1/07	10,940	11,010
Waste Management Inc.		6.500%	11/15/08	4,340	4,418
Waste Management Inc.		6.875%	5/15/09	8,000	8,250
Waste Management Inc.		7.375%	8/1/10	6,055	6,442

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Services and Supplies—Continued
Waste Management Inc.		6.375%	11/15/12	$1,670	$1,753
Waste Management Inc.		7.125%	12/15/17	500	550
Waste Management Inc.		7.000%	7/15/28	800	851
Waste Management Inc.		7.750%	5/15/32	90	104

					42,386

Computers and Peripherals	0.2%
International Business Machines Corp.		5.350%	6/28/07	25,500	25,504	A
International Business Machines Corp.		4.750%	11/29/12	40	40

					25,544

Consumer Finance	2.9%
Ford Motor Credit Co.		5.800%	1/12/09	3,520	3,453
Ford Motor Credit Co.		7.375%	10/28/09	63,035	62,919
Ford Motor Credit Co.		7.875%	6/15/10	3,560	3,573
Ford Motor Credit Co.		7.375%	2/1/11	19,135	18,820	B
Ford Motor Credit Co.		10.605%	6/15/11	5,724	6,155	A,B,D
Ford Motor Credit Co.		7.250%	10/25/11	14,030	13,636
GMAC LLC		6.125%	8/28/07	8,855	8,850	B
GMAC LLC		5.125%	5/9/08	345	341	B
GMAC LLC		5.625%	5/15/09	105	103
GMAC LLC		6.000%	12/15/11	7,850	7,614
GMAC LLC		8.000%	11/1/31	138,260	148,235
John Deere Capital Corp.		7.000%	3/15/12	80	86
SLM Corp.		3.670%	4/1/09	11,220	10,816	A
SLM Corp.		5.320%	4/11/12	40,000	40,004	A,D
Toyota Motor Credit Corp.		5.245%	4/19/07	32,000	32,000	A

					356,605

Diversified Consumer Services	0.1%
Service Corp. International		7.000%	6/15/17	1,510	1,521
Service Corp. International		7.625%	10/1/18	390	413
Service Corp. International		7.500%	4/1/27	5,365	5,365	D

					7,299

Diversified Financial Services	1.9%
AAC Group Holding Corp.		0.000%	10/1/12	770	691	B,E
AIG-Fp Matched Funding		5.310%	12/17/07	32,700	32,700	A,D
Air 2 US		8.027%	10/1/20	11,330	11,896	D
American General Finance Corp.		5.478%	6/27/08	18,300	18,320	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
American Honda Finance Corp.		5.440%	5/12/08	$28,000	$28,047	A,D
Bank of America Corp.		5.420%	3/15/17	7,030	6,957	D
Boeing Capital Corp.		5.800%	1/15/13	2,030	2,096
CIT Group Inc.		5.750%	9/25/07	80	80
Citigroup Inc.		5.100%	9/29/11	2,790	2,789
Citigroup Inc.		5.000%	9/15/14	150	146
DI Finance LLC		9.500%	2/15/13	1,004	1,069
Dryden Investor Trust		7.157%	7/23/08	1,252	1,264
El Paso Performance-Linked		7.750%	7/15/11	28,145	29,939	D
General Electric Capital Corp.		4.125%	9/1/09	3,370	3,306
General Electric Capital Corp.		6.000%	6/15/12	220	229
General Electric Capital Corp.		5.450%	1/15/13	5	5
HSBC Finance Corp.		5.400%	5/10/07	18,100	18,101	A
HSBC Finance Corp.		6.400%	6/17/08	20	20
HSBC Finance Corp.		6.500%	11/15/08	40	41
HSBC Finance Corp.		8.000%	7/15/10	70	76
HSBC Finance Corp.		6.375%	8/1/10	1,000	1,036	B
HSBC Finance Corp.		7.000%	5/15/12	160	172
HSBC Finance Corp.		6.375%	11/27/12	520	546
ILFC E-Capital Trust II		6.250%	12/21/65	7,220	7,389	B,D,E
JPMorgan Chase and Co.		6.750%	2/1/11	10	11
JPMorgan Chase and Co.		5.600%	6/1/11	140	142
JPMorgan Chase and Co.		5.750%	1/2/13	4,430	4,543
Mizuho Preferred Capital Co. LLC		8.790%	12/29/49	3,380	3,518	D,E
Residential Capital Corp.		6.000%	2/22/11	12,525	12,355
SB Treasury Co. LLC		9.400%	12/29/49	360	377	D,E
Sigma Finance Inc.		8.500%	8/11/16	29,650	29,668	D,E
Toll Brothers Finance Corp.		5.950%	9/15/13	12,700	12,196
Unilever Capital Corp.		7.125%	11/1/10	1,450	1,540	B

					231,265

Diversified Telecommunication Services	0.3%
AT&T Inc.		5.100%	9/15/14	8,630	8,431
BellSouth Corp.		4.750%	11/15/12	640	624
BellSouth Corp.		5.200%	9/15/14	8,250	8,110
Cincinnati Bell Inc.		7.000%	2/15/15	2,257	2,240
Citizens Communications Co.		9.250%	5/15/11	530	591
Citizens Communications Co.		7.125%	3/15/19	1,970	1,950	D
Embarq Corp.		7.995%	6/1/36	1,060	1,095
Intelsat Corp.		9.000%	6/15/16	1,690	1,861	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
Level 3 Financing Inc.		8.750%	2/15/17	$4,695	$4,730	D
Qwest Corp.		7.500%	10/1/14	2,680	2,827
Verizon Global Funding Corp.		7.375%	9/1/12	5	6
Verizon New York Inc.		6.875%	4/1/12	3,872	4,086
Windstream Corp.		8.625%	8/1/16	4,370	4,780

					41,331

Electric Utilities	0.4%
Duke Energy Corp.		6.250%	1/15/12	50	52
Duke Energy Corp.		5.625%	11/30/12	920	942
Exelon Corp.		5.625%	6/15/35	9,250	8,463
FirstEnergy Corp.		6.450%	11/15/11	3,490	3,658
FirstEnergy Corp.		7.375%	11/15/31	19,350	21,983
Niagara Mohawk Power Corp.		7.750%	10/1/08	500	518
Pacific Gas and Electric Co.		6.050%	3/1/34	4,940	4,952	B
Pacific Gas and Electric Co.		5.800%	3/1/37	11,730	11,309
Progress Energy Inc.		7.100%	3/1/11	52	56
The Cleveland Electric Illuminating Co.		5.700%	4/1/17	1,080	1,073
The Detroit Edison Co.		5.200%	10/15/12	10	10
TXU Energy Co.		7.000%	3/15/13	10	10

					53,026

Energy Equipment and Services	N.M.
Pacific Energy Partners		7.125%	6/15/14	630	658
Pride International Inc.		7.375%	7/15/14	1,440	1,476

					2,134

Food and Staples Retailing	0.2%
CVS Lease Pass-Through Trust		5.880%	1/10/28	5,933	5,872	D
CVS Lease Pass-Through Trust		6.036%	12/10/28	19,381	19,602	D
Wal-Mart Stores Inc.		4.125%	2/15/11	3,160	3,062

					28,536

Food Products	0.3%
H.J. Heinz Co.		6.428%	12/1/08	11,660	11,861	D
Sara Lee Corp.		6.250%	9/15/11	9,750	10,063	B
Tyson Foods Inc.		8.250%	10/1/11	7,940	8,693

					30,617

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Gas Utilities	0.1%
AmeriGas Partners LP		7.250%	5/20/15	$990	$1,000
Southern Natural Gas Co.		5.900%	4/1/17	2,980	2,980	D
Southern Natural Gas Co.		8.000%	3/1/32	9,410	11,177
Suburban Propane Partners LP		6.875%	12/15/13	1,990	1,960

					17,117

Health Care Equipment and Supplies	0.1%
Boston Scientific Corp.		5.450%	6/15/14	6,260	6,018
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	938	950
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	681	715

					7,683

Health Care Providers and Services	0.7%
AmerisourceBergen Corp.		5.625%	9/15/12	6,330	6,343
AmerisourceBergen Corp.		5.875%	9/15/15	7,070	7,026
Cardinal Health Inc.		5.800%	10/15/16	6,260	6,237	D
DaVita Inc.		6.625%	3/15/13	4,415	4,415	D
HCA Inc.		8.750%	9/1/10	256	268
HCA Inc.		6.300%	10/1/12	593	554	B
HCA Inc.		6.250%	2/15/13	570	518
HCA Inc.		5.750%	3/15/14	86	73
HCA Inc.		9.125%	11/15/14	1,280	1,368	D
HCA Inc.		6.500%	2/15/16	379	323	B
HCA Inc.		9.250%	11/15/16	10,460	11,284	D
HCA Inc.		9.625%	11/15/16	2,049	2,213	D,F
HCA Inc.		7.690%	6/15/25	723	623
HCA Inc.		7.500%	11/6/33	14,640	12,481
Tenet Healthcare Corp.		6.375%	12/1/11	2,500	2,338	B
Tenet Healthcare Corp.		7.375%	2/1/13	6,222	5,779	B
Tenet Healthcare Corp.		9.875%	7/1/14	10,532	10,637	B
Tenet Healthcare Corp.		9.250%	2/1/15	12,430	12,306	B

					84,786

Hotels, Restaurants and Leisure	0.3%
Caesars Entertainment Inc.		8.125%	5/15/11	733	776
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	1,070	1,164
Mandalay Resort Group		9.500%	8/1/08	80	83
Marriott International Inc.		5.810%	11/10/15	7,950	7,955
MGM MIRAGE		6.750%	9/1/12	435	432
MGM MIRAGE		6.625%	7/15/15	380	365
MGM MIRAGE		7.625%	1/15/17	3,885	3,934

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure—Continued
Mohegan Tribal Gaming Authority		8.000%	4/1/12	$245	$254
Premier Entertainment Biloxi LLC		10.750%	2/1/12	810	838
River Rock Entertainment Authority		9.750%	11/1/11	220	234
Starwood Hotels and Resorts Worldwide Inc.		7.375%	5/1/07	890	891
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	11,250	12,090
Station Casinos Inc.		7.750%	8/15/16	3,345	3,433	B

					32,449

Household Durables	0.1%
Centex Corp.		5.450%	8/15/12	3,170	3,059
Lennar Corp.		5.950%	10/17/11	6,300	6,290
Pulte Homes Inc.		7.875%	8/1/11	5,860	6,286

					15,635

Household Products	N.M.
American Achievement Corp.		8.250%	4/1/12	250	255
Procter and Gamble Co.		8.500%	8/10/09	90	97

					352

Independent Power Producers and Energy Traders	0.9%
The AES Corp.		8.750%	5/15/13	18,838	20,062	D
The AES Corp.		7.750%	3/1/14	43,475	45,649	B
The AES Corp.		9.000%	5/15/15	7,700	8,229	D
TXU Corp.		4.800%	11/15/09	7,760	7,623
TXU Corp.		5.550%	11/15/14	1,520	1,346
TXU Corp.		6.500%	11/15/24	2,840	2,394
TXU Corp.		6.550%	11/15/34	32,415	27,144	B

					112,447

Industrial Conglomerates	0.1%
General Electric Co.		5.000%	2/1/13	8,205	8,143	B

Insurance	N.M.
ASIF Global Financing XIX		4.900%	1/17/13	2,180	2,147	D
Loews Corp.		8.875%	4/15/11	90	100

					2,247

Internet and Catalog Retail	0.1%
Amazon.com Inc.		4.750%	2/1/09	14,790	14,679	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

IT Services	0.2%
Electronic Data Systems Corp.		7.125%	10/15/09	$21,545	$22,466
SunGard Data Systems Inc.		9.125%	8/15/13	1,640	1,759

					24,225

Leisure Equipment and Products	0.3%
Eastman Kodak Co.		3.625%	5/15/08	1,430	1,387
Eastman Kodak Co.		7.250%	11/15/13	21,284	21,497
Eastman Kodak Co.		3.375%	10/15/33	13,820	13,803	B,C

					36,687

Media	0.8%
Belo Corp.		7.750%	6/1/27	5,300	5,526
Clear Channel Communications Inc.		4.625%	1/15/08	165	164
Clear Channel Communications Inc.		4.250%	5/15/09	2,760	2,675
Clear Channel Communications Inc.		6.250%	3/15/11	6,590	6,558
Clear Channel Communications Inc.		5.500%	9/15/14	8,050	7,127
Comcast Cable Communications Inc.		6.750%	1/30/11	680	716
Comcast Corp.		6.500%	1/15/15	3,610	3,808
Comcast Corp.		6.500%	1/15/17	560	591
Comcast Corp.		7.050%	3/15/33	7,470	8,020
Comcast MO of Delaware Inc.		9.000%	9/1/08	1,060	1,113
Cox Communications Inc.		7.875%	8/15/09	7,680	8,136	B
CSC Holdings Inc.		6.750%	4/15/12	500	496	D
CSC Holdings Inc.		7.875%	2/15/18	260	267
CSC Holdings Inc.		7.625%	7/15/18	568	574	B
DirecTV Holdings LLC		8.375%	3/15/13	2,531	2,667
EchoStar DBS Corp.		6.625%	10/1/14	1,185	1,192
Gannett Co. Inc.		6.375%	4/1/12	6,890	7,199	B
Idearc Inc.		8.000%	11/15/16	1,935	1,991	D
Lamar Media Corp.		7.250%	1/1/13	1,459	1,477
Lamar Media Corp.		6.625%	8/15/15	1,990	1,940
Liberty Media LLC		7.875%	7/15/09	3,290	3,452
Liberty Media LLC		5.700%	5/15/13	535	513
Liberty Media LLC		3.750%	2/15/30	170	105	C
News America Inc.		6.200%	12/15/34	240	233	B
News America Inc.		6.750%	1/9/38	200	211
Sinclair Broadcast Group Inc.		8.000%	3/15/12	360	373
Time Warner Inc.		6.875%	5/1/12	5,850	6,234	B
Time Warner Inc.		7.625%	4/15/31	440	494
Time Warner Inc.		7.700%	5/1/32	5,544	6,285

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Corporate Bonds and Notes—Continued

Media—Continued
Viacom Inc.		5.750%	4/30/11	$14,870		$15,074
Viacom Inc.		6.250%	4/30/16	6,600		6,691

						101,902

Metals and Mining	0.1%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	10,110		10,932
Steel Dynamics Inc.		6.750%	4/1/15	2,745		2,748	D

						13,680

Multi-Utilities	0.1%
Dominion Resources Inc.		4.125%	2/15/08	2,000		1,979
Dominion Resources Inc.		5.125%	12/15/09	1,260		1,260
Dominion Resources Inc.		4.750%	12/15/10	1,010		996	B
Dominion Resources Inc.		5.700%	9/17/12	5,025		5,134	B

						9,369

Multiline Retail	0.1%
J.C. Penney Co. Inc.		7.400%	4/1/37	690		745	B
Target Corp.		4.000%	6/15/13	5,340		4,990	B

						5,735

Office Electronics	N.M.
Xerox Corp.		6.750%	2/1/17	1,180		1,235

Oil, Gas and Consumable Fuels	1.7%
Anadarko Petroleum Corp.		5.755%	9/15/09	21,500		21,546	A
Anadarko Petroleum Corp.		5.950%	9/15/16	170		170
Anadarko Petroleum Corp.		6.450%	9/15/36	33,530		33,179
Chesapeake Energy Corp.		6.375%	6/15/15	195		194	B
Chesapeake Energy Corp.		6.250%	1/15/18	1,970		1,945
Complete Production Services Inc.		8.000%	12/15/16	5,335		5,468	D
Conoco Inc.		6.950%	4/15/29	6,043		6,852
ConocoPhillips		8.750%	5/25/10	3,100		3,441
ConocoPhillips		4.750%	10/15/12	1,130		1,115
ConocoPhillips		5.900%	10/15/32	10		10	B
El Paso Corp.		7.800%	8/1/31	4,277		4,726
El Paso Corp.		7.750%	1/15/32	5,064		5,596	B
El Paso Natural Gas Co.		8.375%	6/15/32	2,420		2,982
Gazprom		6.950%	8/6/09	546,352	RUB	21,145
Gazprom		6.790%	10/29/09	71,970	RUB	2,777
Gazprom		7.000%	10/27/11	23,990	RUB	924

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Hess Corp.		7.875%	10/1/29	$4,010	$4,626
Hess Corp.		7.300%	8/15/31	14,425	15,901
Kerr-McGee Corp.		6.875%	9/15/11	800	847
Kerr-McGee Corp.		6.950%	7/1/24	2,490	2,623
Kerr-McGee Corp.		7.875%	9/15/31	11,370	13,224
Kinder Morgan Energy Partners LP		7.125%	3/15/12	7,565	8,114
Kinder Morgan Energy Partners LP		5.000%	12/15/13	1,804	1,746
Kinder Morgan Energy Partners LP		6.000%	2/1/17	8,310	8,401
Peabody Energy Corp.		6.875%	3/15/13	1,075	1,094	B
Peabody Energy Corp.		5.875%	4/15/16	880	845
Pemex Project Funding Master Trust		5.948%	12/3/12	117	118	A,D
Pemex Project Funding Master Trust		6.625%	6/15/35	18,055	18,597
Pogo Producing Co.		6.875%	10/1/17	850	829	B
Seariver Maritime Inc.		0.000%	9/1/12	70	54	G
Texaco Capital Inc.		5.500%	1/15/09	1,600	1,614	B
The Williams Cos. Inc.		7.750%	6/15/31	530	567	B
The Williams Cos. Inc.		8.750%	3/15/32	9,737	11,222
Vintage Petroleum Inc.		8.250%	5/1/12	661	689
XTO Energy Inc.		7.500%	4/15/12	961	1,052

					204,233

Paper and Forest Products	N.M.
Georgia-Pacific Corp.		8.125%	5/15/11	9	10
Weyerhaeuser Co.		6.750%	3/15/12	1,470	1,544

					1,554

Personal Products	N.M.
The Gillette Co.		2.500%	6/1/08	160	155

Pharmaceuticals	0.2%
Wyeth		5.950%	4/1/37	19,705	19,406

Real Estate Investment Trusts	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	6,240	6,454
Host Marriott LP		6.750%	6/1/16	2,055	2,070
Ventas Inc.		8.750%	5/1/09	770	816
Ventas Inc.		6.750%	6/1/10	800	822
Ventas Inc.		9.000%	5/1/12	440	495

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Real Estate Investment Trusts—Continued
Ventas Inc.		7.125%	6/1/15	$800	$838
Ventas Inc.		6.750%	4/1/17	50	52

					11,547

Real Estate Management and Development	N.M.
Forest City Enterprises Inc.		7.625%	6/1/15	360	366
Forest City Enterprises Inc.		6.500%	2/1/17	597	581

					947

Road and Rail	N.M.
Hertz Corp.		8.875%	1/1/14	1,435	1,546
Horizon Lines LLC		9.000%	11/1/12	855	898
Norfolk Southern Corp.		6.200%	4/15/09	20	20	B

					2,464

Software	N.M.
UGS Corp.		10.000%	6/1/12	400	437

Specialty Retail	0.3%
AutoZone Inc.		4.375%	6/1/13	10,050	9,415
Home Depot Inc.		5.400%	3/1/16	8,230	8,037
Limited Brands Inc.		6.125%	12/1/12	16,900	17,168	B

					34,620

Textiles, Apparel and Luxury Goods	N.M.
Oxford Industries Inc.		8.875%	6/1/11	800	828

Thrifts and Mortgage Finance	0.3%
Countrywide Financial Corp.		5.428%	6/27/07	16,400	16,397	A
Countrywide Home Loans Inc.		5.520%	2/27/08	25,000	24,983	A

					41,380

Tobacco	0.1%
Altria Group Inc.		7.000%	11/4/13	8,225	8,932
Altria Group Inc.		7.750%	1/15/27	5,000	5,976
Philip Morris Capital Corp.		7.500%	7/16/09	190	198
Reynolds American Inc.		7.875%	5/15/09	730	765

					15,871

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	0.3%
Nextel Communications Inc.		5.950%	3/15/14	$493	$485
Nextel Communications Inc.		7.375%	8/1/15	1,980	2,048	B
Sprint Capital Corp.		6.125%	11/15/08	130	131
Sprint Capital Corp.		8.375%	3/15/12	17,025	18,995
Sprint Capital Corp.		8.750%	3/15/32	9,875	11,648
Sprint Nextel Corp.		6.000%	12/1/16	770	758

					34,065

Total Corporate Bonds and Notes (Cost—$2,013,801)					2,019,652
Asset-Backed Securities	2.3%

Fixed Rate Securities	0.3%
Bank One Issuance Trust 2003-C1		4.540%	9/15/10	470	467
Bay View Auto Trust 2003-LJ1		3.440%	4/25/12	139	136
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	2,200	1,828
Contimortgage Home Equity Trust 1997-4		7.330%	10/15/28	1,269	1,091
Green Tree Financial Corp. 1992-2		9.150%	1/15/18	227	190
Green Tree Financial Corp. 1993-2		8.000%	7/15/18	662	648
Green Tree Financial Corp. 1996-5		8.100%	7/15/27	3,480	655
Green Tree Home Improvement Loan Trust 1996-A		7.400%	2/15/26	387	340
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	3,632	3,463
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	2,730	2,803
Origen Manufactured Housing Contract Trust 2005-B		5.910%	1/15/37	4,797	4,736
Origen Manufactured Housing Contract Trust 2005-B		5.990%	1/15/37	1,500	1,483
Origen Manufactured Housing Contract Trust 2005-B		6.480%	1/15/37	2,100	2,105
Patrons’ Legacy 2003-IV		5.775%	12/23/63	7,900	7,908	D
Pegasus Aviation Lease Securitization 2000-1		8.370%	3/25/30	2,500	1,638	D
UCFC Home Equity Loan 1998-C		5.935%	1/15/30	15	15
Vanderbilt Mortgage Finance 1996-A		8.150%	5/7/26	388	388
Vanderbilt Mortgage Finance 1997-B		8.155%	10/7/26	209	214
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	473	485
WEF Issuer LLC Series 2006-A		5.190%	12/15/14	1,080	1,078	D

					31,671

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued
Indexed SecuritiesA	1.8%
AFC Home Equity Loan Trust 2002-2		5.620%	6/25/30	$580	$581
Asset Backed Securities Corp. Home Equity Loan Trust 2001-HE3		5.860%	11/15/31	382	382
Bayview Financial Acquisition Trust 2003-G		5.920%	1/28/39	3,965	3,536
Bear Stearns Asset Backed Securities Inc. 2005-AQ2		5.480%	9/25/35	6,128	6,128
Bear Stearns Asset Backed Securities Inc. 2006-1 A		5.600%	2/25/36	3,963	3,963
Bear Stearns Asset Backed Securities Series 2005-CL1		5.820%	9/25/34	12,729	12,734
CDC Mortgage Capital Trust 2002-HE1		5.630%	1/25/33	636	636
Countrywide Asset-Backed Certificates 2002-BC1		5.980%	4/25/32	204	204
Countrywide Asset-Backed Certificates 2003-1		5.660%	6/25/33	470	470
Countrywide Asset-Backed Certificates 2003-BC3		5.940%	9/25/33	637	637
Countrywide Home Equity Loan Trust 2002-F		5.670%	11/15/28	875	879
Countrywide Home Equity Loan Trust 2005-H 2A		5.560%	12/15/35	2,941	2,943
Countrywide Home Equity Loan Trust 2006-RES		5.580%	6/15/29	970	970	D
CS First Boston Mortgage Securities Corp. 2005-AGE1		5.460%	2/25/32	7,328	7,329
EMC Mortgage Loan Trust 2002-B A1		5.970%	2/25/41	673	673	D
Fairbanks Capital Mortgage Loan Trust 1999-1 A		5.920%	5/25/28	1,224	1,226	D
Fleet Home Equity Loan Trust 2003-1		5.570%	1/20/33	5,483	5,488
GMAC Mortgage Corp. Loan Trust 2004-HE4		5.600%	3/25/35	21,911	21,916
Greenpoint Mortgage Funding Trust 2005-HE1		5.720%	9/25/34	1,200	1,201
GSRPM Mortgage Loan Trust 2004-1 A1		5.800%	9/25/42	5,472	5,488	D
Indymac Home Equity Loan Asset-Backed Trust 2001-A		5.580%	3/25/31	88	88
Lehman XS Trust 2005-5N		5.620%	11/25/35	31,046	31,125
Lehman XS Trust 2005-5N 3A1A		5.620%	11/25/35	7,541	7,546
Lehman XS Trust 2006-4N A2A		5.540%	4/25/46	8,245	8,258
MSDWCC Heloc Trust 2005-1		5.510%	7/25/17	2,462	2,462
Option One Mortgage Loan Trust 2003-1		5.740%	2/25/33	17	17
Provident Bank Home Equity Loan Trust 2000-2		5.590%	8/25/31	380	380
RAAC Series 2006-RP4 A		5.610%	1/25/46	42,522	42,473	D
RAAC Series 2006-RP3 A		5.590%	5/25/36	75	75	D
Renaissance Home Equity Loan Trust 2005-1		5.650%	5/25/35	3,000	3,010

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued
Residential Asset Mortgage Products Inc. 2003-RS4		5.650%	5/25/33	$1,358	$1,375
Residential Funding Mortgage Securities II 2003-HS3		5.610%	8/25/33	42	42
Residential Funding Securities Corp. 2002-RP2 A1		6.070%	10/25/32	6,346	6,378
SACO I Trust 2006-3 A3		5.550%	4/25/36	4,950	4,951
Salomon Brothers Mortgage Securities VII 2002-CIT1		5.620%	3/25/32	896	897
Southern Pacific Secured Asset Corp. 1998-2		5.660%	7/25/29	29	29
Truman Capital Mortgage Loan Trust 2006-1		5.580%	3/25/36	35,413	35,355	D
Vanderbilt Mortgage Finance 1999-D		8.569%	1/7/30	4,100	4,359
Wachovia Asset Securitization Inc. 2002-HE1		5.690%	9/27/32	1,285	1,288
Wachovia Asset Securitization Inc. 2002-HE2		5.750%	12/25/32	82	82
Wachovia Asset Securitization Inc. 2003-HE1		5.610%	3/25/33	36	36

					227,610

Stripped Securities	N.M
Oakwood Mortgage Investors Inc. 2001-E		6.000%	11/15/09	5,036	593	H1

Variable Rate SecuritiesI	0.2%
Countrywide Asset-Backed Certificates 2004-15		4.614%	12/25/32	11,882	11,718
Irwin Home Equity Corp. 2005-1 2A2		4.720%	6/25/35	8,560	8,483
Merrill Lynch Mortgage Investors Inc. 2005-SD1 A2		5.666%	5/25/46	3,466	3,467

					23,668

Total Asset-Backed Securities (Cost—$284,673)					283,542
Mortgage-Backed Securities	11.8%

Fixed Rate Securities	1.9%
Asset Securitization Corp. 1996-D2		6.920%	2/14/29	49	49
Banc of America Funding Corp. 2003-1		6.000%	5/20/33	595	596
BlackRock Capital Finance LP 1997-R3		7.220%	11/25/28	15	15	D
Commercial Capital Access One Inc. 2I		12.000%	11/15/27	2,207	916
Commercial Mortgage Pass-Through Certificates Series 2001-J1A A2		6.457%	2/16/34	378	392	D

Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	308	310	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
CS First Boston Mortgage Securities Corp. 1998-C1 A1B		6.480%	5/17/40	$2,529	$2,554
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	6,537	6,592
GMAC Commercial Mortgage Securities Inc. 1999-C2		6.945%	9/15/33	333	343
GS Mortgage Securities Corp. II 1998-C1		6.620%	10/18/30	4,040	4,085
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	18,650	18,200
JP Morgan Chase Commercial Mortgage Pass-Through Certificates 2005-CIBC12		4.895%	9/12/37	3,000	2,913
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	1/15/49	33,610	33,692
JP Morgan Commercial Mortgage Finance Corp. 1999-C8 A2		7.400%	7/15/31	1,707	1,764
LB-UBS Commercial Mortgage Trust 2000-C3 A2		7.950%	5/15/25	100	107
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	8,640	8,315
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	4,100	4,000
MASTR Reperforming Loan Trust 2005-1 1A1		6.000%	8/25/34	6,046	6,068	D
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	9,210	9,540	D
Morgan Stanley Capital I Series 2005-HQ6		4.989%	8/13/42	21,070	20,598
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	87,593	87,550	D
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	307	321
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	2,101	2,148
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	3/25/32	13,517	13,918
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	2,994	2,903

					227,889

Indexed SecuritiesA	8.5%
American Home Mortgage Assets Trust 2006-3		5.510%	10/25/46	26,783	26,849
American Home Mortgage Investment Trust 2005-4		5.610%	11/25/45	22,202	22,282
Citigroup Mortgage Loan Trust Inc. 2005-5		5.434%	8/25/35	272	274
Citigroup Mortgage Loan Trust Inc. 2005-HE2		5.720%	5/25/35	15,726	15,761	D
Countrywide Alternative Loan Trust 2005-38 A3		5.670%	9/25/35	24,848	24,947

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesA—Continued
Countrywide Alternative Loan Trust 2005-44 1A1		5.650%	10/25/35	$32,092	$32,160
Countrywide Alternative Loan Trust 2005-44 2A1		5.630%	10/25/35	17,085	17,089
Countrywide Alternative Loan Trust 2005-56 3A1		5.610%	11/25/35	21,450	21,483
Countrywide Alternative Loan Trust 2005-56 4A1		5.630%	11/25/35	8,695	8,720
Countrywide Alternative Loan Trust 2005-59 1A1		5.680%	11/20/35	8,369	8,399
Countrywide Alternative Loan Trust 2005-72 A1		5.590%	1/25/36	6,788	6,797
Countrywide Alternative Loan Trust 2005-J12		5.590%	8/25/35	1,398	1,402
Countrywide Alternative Loan Trust 2006-0A2 A5		5.550%	5/20/46	10,173	10,186
Countrywide Alternative Loan Trust 2006-OA17		5.515%	12/25/46	74,565	74,521
Countrywide Alternative Loan Trust 2006-OC2 2A3		5.610%	2/25/36	9,400	9,432
Countrywide Home Loans 2005-09 1A1		5.620%	5/25/35	12,375	12,430
Countrywide Home Loans 2005-R3		5.720%	9/25/35	8,072	8,120	D
Countrywide Home Loans 2006-OA5 1A1		5.520%	4/25/46	8,158	8,163
DSLA Mortgage Loan Trust 2006-AR1 1A1A		5.903%	3/19/46	2,140	2,140
DSLA Mortgage Loan Trust 2006-AR1 1A1B		5.903%	3/19/47	2,140	2,140
Government National Mortgage Association 2001-36		5.720%	8/20/31	3	3
Greenpoint Mortgage Funding Trust 2006-AR3 3A1		5.550%	4/25/36	9,665	9,692
GSMPS Mortgage Loan Trust 2005-RP2		5.670%	3/25/35	25,378	25,311	D
GSMPS Mortgage Loan Trust 2005-RP3		5.670%	9/25/35	39,109	39,152
Harborview Mortgage Loan Trust 2005-3		5.560%	6/19/35	24,565	24,627
Harborview Mortgage Loan Trust 2005-7		6.246%	6/19/45	10,282	10,337
Impac CMB Trust 2003-4 1A1		5.960%	10/25/33	278	278
Impac CMB Trust 2003-5 A1		5.980%	8/25/33	340	340
Impac CMB Trust 2003-7		5.960%	8/25/33	702	702
Lehman XS Trust 2006-GP2 1A1A		5.390%	6/25/46	879	878
MASTR Reperforming Loan Trust 2005-2 1A1F		5.670%	5/25/35	7,326	7,352	D
Medallion Trust 2000-2G		5.550%	12/18/31	333	333
MLCC Mortgage Investors Inc. 2003-B		5.660%	4/25/28	4,560	4,574
Nomura Asset Acceptance Corp. Series 2005-AP3		5.450%	8/25/35	4,265	4,266

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesA—Continued
Residential Accredit Loans Inc.		5.720%	10/24/45	$3,276	$3,286
Sequoia Mortgage Trust A4		5.680%	11/22/24	17	17
Structured Asset Mortgage Investments Inc. 2006-AR3 11A1		5.530%	4/25/36	9,311	9,334
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		5.530%	8/25/36	47,078	47,176
Thornburg Mortgage Securities Trust 2005-4 A4		5.520%	12/25/35	78,556	78,482
Thornburg Mortgage Securities Trust 2006-1		5.490%	1/25/36	103,139	103,013
Thornburg Mortgage Securities Trust 2006-1 A2		5.470%	1/25/36	7,828	7,816
WaMu Mortgage Pass-Through Certificates 2005-AR1 A1A		5.640%	1/25/45	4,410	4,417
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A2		5.600%	11/25/45	41,674	41,813
WaMu Mortgage Pass-Through Certificates, Series 2005-AR06 2A1A		5.550%	4/25/45	19,090	19,131
WaMu Mortgage Pass-Through Certificates, Series 2005-AR08 1A1A		5.590%	7/25/45	10,294	10,323
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11		5.640%	8/25/45	51,507	51,645
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 A1A1		5.610%	10/25/45	29,598	29,640
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 B10		6.520%	10/25/45	6,549	5,891	D
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15 A1A1		5.580%	11/25/45	26,823	26,905
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17 A1A2		5.610%	12/25/45	25,946	26,047
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A1		5.590%	12/25/45	41,416	41,538
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A2		5.610%	12/25/45	45,779	45,925
Zuni Mortgage Loan Trust 2006-OA1		5.450%	8/25/36	48,725	48,676

					1,042,215

Stripped Securities	N.M
Diversified REIT Trust 2001-1A		0.730%	3/8/10	11,701	224	D,H1
FFCA Secured Lending Corp. 1999-1A		1.439%	9/18/25	362	16	D,H1

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Stripped Securities—Continued
GMAC Commercial Mortgage Securities Inc. 1999-CTL1		0.650%	12/15/16	$713	$3	D,H1
LB-UBS Commercial Mortgage Trust 2001-C3		0.948%	6/15/36	8,735	300	D,H1

					543

Variable Rate SecuritiesI	1.4%
Banc of America Commercial Mortgage Inc. 2005-5		5.115%	10/10/45	7,630	7,515
Banc of America Commercial Mortgage Inc. 2006-2 A4		5.741%	5/10/45	28,805	29,725
Commercial Mortgage Asset Trust 1999-C2		7.546%	11/17/32	330	344
GE Capital Commercial Mortgage Corp. 2005-C4		5.332%	11/10/45	15,020	15,079
GSR Mortgage Loan Trust 2005-AR7 1A1		5.129%	11/25/35	4,223	4,260
Harborview Mortgage Loan Trust 2006-2		5.438%	2/25/36	8,037	8,037
IndyMac INDX Mortgage Loan Trust 2004-AR15		5.051%	2/25/35	1,018	1,013
IndyMac INDX Mortgage Loan Trust 2005-AR13		4.450%	8/25/35	1,035	1,033
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	11,458	11,160
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB15		5.814%	6/12/43	2,370	2,445
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 HS		5.749%	5/15/47	5,000	4,796	D
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13		5.295%	1/12/43	11,800	11,806
Merrill Lynch Mortgage Trust 2005-CKI1		5.244%	11/12/37	17,280	17,249
Merrill Lynch Mortgage Trust 2005-MCP1		4.747%	6/12/43	15,240	14,662
Merrill Lynch/Countrywide Commercial Mortgage 2007-6 A4		5.485%	3/12/51	29,900	30,064
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.204%	7/25/35	11,127	11,222
Prime Mortgage Trust 2005-2		7.397%	10/25/32	846	869
Thornburg Mortgage Securities Trust 2004-1		5.522%	3/25/44	318	320

					171,599

Total Mortgage-Backed Securities (Cost—$1,443,903)					1,442,246

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and AssignmentsA	0.2%

Commercial Services and Supplies	N.M.
Allied Waste North America Inc., Credit Linked Deposit, Tranche A		7.063%	4/2/07	$554	$555
Allied Waste North America Inc., Term Loan		7.060% to 7.150%	9/24/07	1,249	1,251

					1,806

Communications Equipment	N.M.
Panamsat Corp., Term Loan, Tranche A		7.360%	4/2/07	1,950	1,964

Computers and Peripherals	N.M.
SunGard Data Systems Inc., Term Loan, Tranche B		7.360%	5/8/07	1,990	2,005

Diversified Financial Services	N.M.
CCM Merger Inc., Term Loan, Tranche B		7.330% to 7.360%	6/29/07	992	999

Food and Staples Retailing	N.M.
Jean Coutu Group Inc., Term Loan, Tranche B		7.875%	4/30/07	925	926

Health Care Providers and Services	0.1%
Davita Inc., Term Loan, Tranche B		6.820% to 6.860%	5/25/07	2,000	2,005
Healthsouth Corp., Term Loan, Tranche B		7.860%	4/10/07	993	997
IASIS Healthcare Corp., Term Loan, Tranche B		7.570% to 7.600%	6/29/07	992	1,000
Vanguard Health Holding Co. II, Replacement Term Loan		7.600%	6/29/07	1,985	1,996

					5,998

Hotels, Restaurants and Leisure	N.M.
Metro-Goldwyn-Mayer Studios Inc., Term Loan, Tranche B		8.600%	6/29/07	1,489	1,489

Independent Power Producers and Energy Traders	N.M.
NRG Energy Inc., Term Loan		7.350%	6/29/07	1,320	1,328

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and AssignmentsA—Continued

Media	0.1%
Carmike Cinemas Inc., Delayed Draw Term Loan		8.590%	6/8/07	$837	$846
Cedar Fair LP, Term Loan, Tranche B		7.320%	4/30/07	993	1,001
Charter Communications Operating LLC, Term Loan		7.985%	4/30/07	2,000	1,995
CSC Holdings Inc., Incremental Term Loan		7.110%	5/8/07	995	998
Idearc Inc., Term Loan, Tranche B		7.350%	6/29/07	998	1,003
Nielsen Finance LLC, Term Loan, Tranche B		7.610%	5/9/07	1,990	2,006

					7,849

Paper and Forest Products	N.M.
Georgia-Pacific Corp., First Lien Term Loan		7.090% to 7.100%	6/29/07	992	997

Semiconductors and Semiconductor Equipment	N.M.
Sensata Technologies, Term Loan, Tranche B		7.110%	4/27/07	1,489	1,486

Total Loan Participations and Assignments (Cost—$26,737)					26,847
U.S. Government and Agency Obligations	21.2%

Fixed Rate Securities	18.2%
Fannie Mae		3.125%	12/15/07	35,000	34,509
Fannie Mae		5.400%	4/13/09	5,260	5,260
Fannie Mae		6.625%	9/15/09	25,150	26,168
Fannie Mae		5.200%	11/8/10	17,470	17,435
Fannie Mae		6.000%	5/15/11	12,000	12,512
Fannie Mae		5.625%	5/19/11	31,580	31,982
Fannie Mae		4.610%	10/10/13	40,690	39,463
Farmer Mac		5.125%	8/25/16	410	415
Federal Home Loan Bank		3.875%	8/22/08	8,640	8,518
Federal Home Loan Bank		5.100%	9/19/08	800	802
Federal Home Loan Bank		5.400%	1/2/09	22,610	22,604
Federal Home Loan Bank		5.400%	1/16/09	38,000	37,991
Federal Home Loan Bank		5.500%	2/11/09	100,000	100,012
Federal Home Loan Bank		5.500%	7/15/36	2,770	2,863
Freddie Mac		3.500%	11/15/07	100	99

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
Freddie Mac		5.875%	11/15/07	$750	$753
Freddie Mac		6.875%	9/15/10	8,000	8,520
Freddie Mac		4.750%	1/18/11	9,890	9,863
Freddie Mac		5.250%	2/24/11	16,000	16,036
Freddie Mac		5.625%	3/15/11	25,450	26,163
Freddie Mac		5.125%	4/18/11	14,440	14,589
Freddie Mac		4.650%	10/10/13	47,200	45,848
Freddie Mac		5.450%	11/21/13	18,230	18,218
Freddie Mac		5.300%	5/12/20	75,000	72,963
Freddie Mac		5.625%	11/23/35	19,270	18,905
Tennessee Valley Authority		6.250%	12/15/17	40	44
Tennessee Valley Authority		7.125%	5/1/30	840	1,037
United States Treasury Bonds		6.000%	2/15/26	4,700	5,312	B
United States Treasury Bonds		5.250%	2/15/29	17,000	17,748	B
United States Treasury Bonds		4.500%	2/15/36	206,321	194,522	B
United States Treasury Bonds		4.750%	2/15/37	523,960	515,773	B
United States Treasury Notes		3.750%	5/15/08	25,460	25,157	B
United States Treasury Notes		5.000%	7/31/08	5,835	5,850	B
United States Treasury Notes		4.375%	11/15/08	66,590	66,241	B
United States Treasury Notes		4.500%	2/15/09	13,500	13,464	B
United States Treasury Notes		4.500%	3/31/09	15,310	15,286
United States Treasury Notes		6.000%	8/15/09	34,850	35,938
United States Treasury Notes		3.375%	10/15/09	5,910	5,743	B
United States Treasury Notes		4.625%	11/15/09	180,120	180,394	B
United States Treasury Notes		4.000%	4/15/10	10	10	B
United States Treasury Notes		3.875%	9/15/10	24,700	24,190	B
United States Treasury Notes		4.500%	11/15/10	238,680	238,494	B
United States Treasury Notes		4.750%	3/31/11	12,410	12,504	B
United States Treasury Notes		4.875%	4/30/11	15,230	15,413	B
United States Treasury Notes		4.875%	7/31/11	5,840	5,915	B
United States Treasury Notes		4.625%	8/31/11	2,900	2,911	B
United States Treasury Notes		4.500%	9/30/11	6,710	6,699	B
United States Treasury Notes		4.625%	10/31/11	10,550	10,585	B
United States Treasury Notes		4.500%	11/30/11	40	40	B
United States Treasury Notes		4.625%	12/31/11	246,780	247,599	B
United States Treasury Notes		4.625%	2/29/12	13,110	13,159	B
United States Treasury Notes		4.000%	2/15/14	130	125	B
United States Treasury Notes		4.875%	8/15/16	1,715	1,742	B
United States Treasury Notes		4.625%	11/15/16	1,012	1,009	B

					2,235,395

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Stripped Securities	0.3%
United States Treasury Bonds		0.000%	11/15/21	$37,190	$18,015	B,H2
United States Treasury Bonds		0.000%	11/15/24	32,220	13,427	B,H2

					31,442

Treasury Inflation-Protected SecuritiesJ	2.7%
United States Treasury Inflation-Protected Security		3.875%	1/15/09	4,393	4,554	B
United States Treasury Inflation-Protected Security		0.875%	4/15/10	46,110	44,585	B
United States Treasury Inflation-Protected Security		1.875%	7/15/13	17,345	17,119	B
United States Treasury Inflation-Protected Security		2.000%	1/15/14	1,249	1,237	B
United States Treasury Inflation-Protected Security		1.875%	7/15/15	38,646	37,778	B
United States Treasury Inflation-Protected Security		2.000%	1/15/16	50,273	49,497	B
United States Treasury Inflation-Protected Security		2.500%	7/15/16	7,446	7,641	B
United States Treasury Inflation-Protected Security		2.375%	1/15/17	19,531	19,820	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	75,430	75,919	B
United States Treasury Inflation-Protected Security		2.000%	1/15/26	14,256	13,549	B
United States Treasury Inflation-Protected Security		3.625%	4/15/28	23,488	28,590	B
United States Treasury Inflation-Protected Security		3.875%	4/15/29	26,975	34,241	B

					334,530

Total U.S. Government and Agency Obligations (Cost—$2,607,154)					2,601,367
U.S. Government Agency Mortgage-Backed Securities	41.0%

Fixed Rate Securities	39.7%
Fannie Mae		6.500%	5/1/14 to 7/1/35	13,257	13,560
Fannie Mae		5.500%	1/1/17 to 10/1/35	44,955	44,643

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Fannie Mae		9.500%	11/1/21	$2	$2
Fannie Mae		5.000%	12/1/22 to 12/1/37	2,567,040	2,482,106	K
Fannie Mae		5.500%	12/1/22 to 12/1/37	525,600	522,112	K
Fannie Mae		6.000%	3/1/28 to 11/1/36	777,631	783,454
Fannie Mae		7.000%	8/1/29 to 6/1/32	4,976	5,185
Fannie Mae		7.500%	11/1/29	24	25
Fannie Mae		5.000%	6/1/35 to 3/1/36	197,727	191,228
Fannie Mae		4.500%	12/1/37	26,400	24,808	K
Fannie Mae		6.500%	12/1/37	366,560	373,891	K
Freddie Mac		6.000%	6/1/08 to 9/1/19	8,474	8,613
Freddie Mac		6.000%	12/1/22 to 12/1/37	85,560	86,255	K
Freddie Mac		5.500%	12/1/13 to 5/1/35	13,682	13,570
Freddie Mac		7.000%	10/1/16 to 4/1/32	1,601	1,666
Freddie Mac		6.500%	7/1/29	409	421
Freddie Mac		5.000%	12/1/37	35,000	33,819	K
Government National Mortgage Association		7.500%	3/15/23 to 9/15/31	251	261
Government National Mortgage Association		7.000%	7/15/23 to 7/15/31	825	864
Government National Mortgage Association		6.500%	4/15/28 to 4/15/33	18,303	18,820
Government National Mortgage Association		6.000%	1/15/29 to 11/15/35	90,079	91,380
Government National Mortgage Association		8.000%	12/15/30 to 1/15/31	24	26
Government National Mortgage Association		5.000%	7/15/33 to 11/15/35	81,913	79,707
Government National Mortgage Association		5.500%	7/15/33 to 6/15/35	23,919	23,816
Government National Mortgage Association		6.000%	12/1/37	15,100	15,293	K
Government National Mortgage Association		6.500%	12/1/37	41,800	42,871	K
Government National Mortgage Association		6.500%	12/1/37	4,000	4,098	K

					4,862,494

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed SecuritiesA	1.3%
Fannie Mae		4.778%	6/1/35	$19,263	$19,261
Fannie Mae		4.327%	8/1/35	2,120	2,105
Fannie Mae		4.608%	9/1/35	11,458	11,458
Fannie Mae		4.690%	9/1/35	4,524	4,513
Fannie Mae		4.580%	10/1/35	3,646	3,643
Fannie Mae		4.656%	10/1/35	4,244	4,246
Fannie Mae		4.722%	10/1/35	6,567	6,539
Fannie Mae		4.805%	10/1/35	3,377	3,370
Fannie Mae		6.905%	10/1/35	25,452	26,371
Fannie Mae		6.911%	10/1/35	6,199	6,423
Fannie Mae		6.920%	10/1/35	42,680	44,223
Fannie Mae		6.901%	11/1/35	17,723	18,363
Freddie Mac		4.867%	10/1/35	7,196	7,186

					157,701

Stripped Securities	N.M.
Financing Corp.		0.000%	11/30/17	1,250	731	G,H2
Financing Corp.		0.000%	4/15/19	320	173	G,H2

					904

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$5,032,254)					5,021,099
Yankee BondsL	6.0%

Aerospace and Defense	N.M.
Systems 2001 Asset Trust		6.664%	9/15/13	2,552	2,690	D

Automobiles	N.M.
General Motors Nova Scotia Finance Co.		6.850%	10/15/08	1,550	1,540

Commercial Banks	2.0%
Glitnir Banki Hf		6.330%	7/28/11	10,670	11,072	D
Glitnir Banki Hf		6.693%	6/15/16	19,500	20,442	D,E
HSBC Capital Funding LP		4.610%	6/27/49	2,090	1,994	D,E
ICICI Bank Ltd.		6.375%	4/30/22	14,359	14,227	D,E
ICICI Bank Ltd.		6.375%	4/30/22	7,933	7,872	D,E
Kaupthing Bank Hf		6.050%	4/12/11	27,710	27,955	A,D
Kaupthing Bank Hf		5.750%	10/4/11	5,550	5,596	D
Kaupthing Bank Hf		7.125%	5/19/16	6,060	6,555	D
Korea Development Bank		4.250%	11/13/07	200	199

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee BondsL—Continued

Commercial Banks—Continued
Korea Development Bank		5.500%	11/13/12	$60	$61
Landsbanki Islands Hf		6.100%	8/25/11	28,390	29,135	D
Nordea Bank AB		5.300%	4/8/11	52,000	52,009	A,D
Resona Preferred Global Securities		7.191%	12/29/49	11,620	12,274	D,E
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	18,285	18,469	D,E
TuranAlem Finance BV		8.250%	1/22/37	29,490	29,637	D
TuranAlem Finance BV		8.250%	1/22/37	6,280	6,296	D

					243,793

Diversified Financial Services	0.4%
Aiful Corp.		5.000%	8/10/10	12,430	12,245	D
Cascadia Ltd.		8.465%	6/13/08	4,100	4,087	A,D
European Investment Bank		4.000%	3/3/10	100	98
MUFG Captial Finance 1 Ltd.		6.346%	7/29/49	7,400	7,559	E
Pemex Finance Ltd.		9.030%	2/15/11	8	8
TNK-BP Finance SA		7.500%	7/18/16	17,180	18,125	D
TNK-BP Finance SA		6.625%	3/20/17	11,350	11,265	D

					53,387

Diversified Telecommunication Services	0.4%
British Telecommunications PLC		8.625%	12/15/10	2,315	2,584	M
Deutsche Telekom International Finance BV		5.750%	3/23/16	20,000	19,999	B
Intelsat Bermuda Ltd.		8.872%	1/15/15	995	1,015	A,D
Intelsat Bermuda Ltd.		9.250%	6/15/16	1,095	1,213	D
Koninklijke (Royal) KPN NV		8.000%	10/1/10	14,470	15,696
Telecom Italia Capital SpA		5.250%	11/15/13	1,260	1,222
Telecom Italia Capital SpA		4.950%	9/30/14	3,730	3,514
Telecom Italia Capital SpA		5.250%	10/1/15	6,020	5,711

					50,954

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	1,720	1,804

Energy Equipment and Services	N.M.
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	1,950	2,009
Compagnie Generale de Geophysique-Veritas		7.750%	5/15/17	3,045	3,174

					5,183

Foreign Government	1.4%
Federative Republic of Brazil		8.000%	1/15/18	1,030	1,163
Federative Republic of Brazil		8.875%	4/15/24	950	1,235	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee BondsL—Continued

Foreign Government—Continued
Federative Republic of Brazil		10.125%	5/15/27	$4,255	$6,181	B
Federative Republic of Brazil		11.000%	8/17/40	21,803	29,412	B
Province of British Columbia		4.300%	5/30/13	180	174
Province of Ontario		3.500%	9/17/07	110	109
Republic of Colombia		7.375%	9/18/37	2,550	2,776	B
Republic of Panama		7.125%	1/29/26	4,390	4,741
Republic of Panama		9.375%	4/1/29	1,923	2,563	B
Republic of Panama		6.700%	1/26/36	1,139	1,182	B
Russian Federation		5.000%	3/31/30	70,050	79,500	D,E
United Mexican States		5.625%	1/15/17	374	377	B
United Mexican States		6.750%	9/27/34	36,356	39,646

					169,059

Industrial Conglomerates	0.5%
Tyco International Group SA		6.125%	11/1/08	100	101
Tyco International Group SA		6.750%	2/15/11	460	490	B
Tyco International Group SA		6.375%	10/15/11	5,580	5,897
Tyco International Group SA		6.000%	11/15/13	3,410	3,585
Tyco International Group SA		7.000%	6/15/28	945	1,122
Tyco International Group SA		6.875%	1/15/29	40,620	47,944

					59,139

Insurance	0.1%
Foundation Re Ltd.		9.460%	11/24/08	6,650	6,390	A,D

Media	N.M.
Quebecor Media Inc.		7.750%	3/15/16	550	565
Rogers Cable Inc.		7.875%	5/1/12	687	747
Rogers Cable Inc.		6.750%	3/15/15	130	135
Shaw Communications Inc.		7.250%	4/6/11	630	665
Shaw Communications Inc.		7.200%	12/15/11	395	419
Sun Media Corp.		7.625%	2/15/13	565	573

					3,104

Metals and Mining	0.3%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	2,590	2,485	D
Vale Overseas Ltd.		8.250%	1/17/34	770	923	B
Vale Overseas Ltd.		6.875%	11/21/36	26,185	27,041

					30,449

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee BondsL—Continued

Oil, Gas and Consumable Fuels	0.8%
Anadarko Finance Co.		7.500%	5/1/31	$15,687		$17,316
ChevronTexaco Capital Co.		3.500%	9/17/07	20		20
Conoco Funding Co.		6.350%	10/15/11	590		620
Conoco Funding Co.		7.250%	10/15/31	810		944	B
Gazprom		6.212%	11/22/16	29,470		29,485	D
Gazprom		6.510%	3/7/22	23,180		23,527	D
OMI Corp.		7.625%	12/1/13	1,450		1,472
OPTI Canada Inc.		8.250%	12/15/14	2,395		2,491	D
Petrobras International Finance Co.		6.125%	10/6/16	18,800		19,176
Teekay Shipping Corp.		8.875%	7/15/11	1,729		1,863
YPF Sociedad Anonima		7.750%	8/27/07	1,000		1,006	B

						97,920

Semiconductors and Semiconductor Equipment	N.M.
NXP BV/NXP Funding LLC		7.875%	10/15/14	595		614	D
NXP BV/NXP Funding LLC		9.500%	10/15/15	2,660		2,747	B,D

						3,361

Wireless Telecommunication Services	0.1%
Rogers Wireless Inc.		6.375%	3/1/14	1,850		1,896
Vodafone Group PLC		5.000%	9/15/15	10,600		10,170	B

						12,066

Total Yankee Bonds (Cost—$711,103)						740,839
Foreign Government Obligations	1.8%
Canadian Government Bond		5.250%	6/1/12	45,000	CAD	41,233
Canadian Real Return Bond		4.000%	12/1/31	6,818	CAD	8,544	J
Federal Republic of Germany		3.750%	1/4/15	18,440	EUR	24,194
Federative Republic of Brazil		6.000%	5/15/15	19	BRL	13,867
Federative Republic of Brazil		6.000%	5/15/45	22	BRL	14,997
Republic of Turkey		0.000%	8/13/08	53,025	TRY	29,714	G
Republic of Turkey		14.000%	1/19/11	142,919	TRY	91,031

Total Foreign Government Obligations (Cost—$212,466)						223,580
Preferred Stocks	0.7%
AES Trust III		6.750%		71	shs	3,577	C
Fannie Mae		5.375%		—	N	2,909
Ford Motor Co.		7.500%		16		309	B
General Motors Corp.		5.250%		207		4,296	C
General Motors Corp.		6.250%		2,701		61,308	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Preferred Stocks—Continued
General Motors Corp.		7.250%		128	shs	$2,521
General Motors Corp.		7.250%		56		1,093	B
General Motors Corp.		7.250%		45		884	B
General Motors Corp.		7.375%		328		6,428
General Motors Corp.		7.500%		260		5,210	B
Home Ownership Funding Corp.		1.000%		2		219	D
Home Ownership Funding Corp. II		1.000%		1		189	D

Total Preferred Stocks (Cost—$88,601)						88,943
Warrants	N.M.
Bear Stearns Trust Certficates 2001-2, Strike Price $97.72				5	wts	70	O
Bear Stearns Trust Certficates 2001-3, Strike Price $99.897				5		27	O

Total Warrants (Cost—$18)						97

Total Long-Term Securities (Cost—$12,420,710)						12,448,212
Investment of Collateral From Securities Lending	16.4%
State Street Navigator Securities Lending Prime Portfolio				$2,014,473		2,014,473

Total Investment of Collateral From Securities Lending (Cost—$2,014,473)						2,014,473
Short-Term Securities	26.1%

Corporate Bonds and Notes	1.6%
Banc of America Corp.		5.235%	5/8/07	40,000		39,785
Royal Bank of Scotland		5.260%	9/14/07	50,000		49,991
State Street Bank and Trust		5.150%	6/18/07	50,000		50,000
Washington Mutual		5.340%	9/17/07	49,600		49,600

						189,376

U.S. Government and Agency Obligations	0.6%
Fannie Mae		0.000%	6/25/07	58,750		58,050	G,P
Federal Home Loan Bank		0.000%	4/27/07	20,000		19,925	G

						77,975

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	MATURITY DATE	PAR/ SHARES†		VALUE

Short-Term Securities—Continued

Foreign Government Obligations	1.2%
Bank Negara Islamic Note		4/12/07	91,648	MYR	$26,482	G
Egypt Treasury Bills		4/17/07	141,150	EGP	24,677	G
Egypt Treasury Bills		10/30/07	52,425	EGP	8,759	G
Egypt Treasury Bills		10/30/07	378,900	EGP	63,304	G
Egypt Treasury Bills		1/15/08	69,325	EGP	11,373	G
Egypt Treasury Bills		2/18/08	41,600	EGP	6,779	G
Egypt Treasury Bills		3/25/08	31,325	EGP	5,058	G

					146,432

Options PurchasedQ	0.4%
Eurobor Put, September 2007, Strike Price $94.88			3,333	R	—	S
Eurodollar Futures Call, June 2007, Strike Price $94.00			6,808	R	12,510
Eurodollar Futures Call, June 2007, Strike Price $94.75			1,534	R	230
Eurodollar Futures Call, September 2007, Strike Price $94.00			11,174	R	25,421
Eurodollar Futures Call, September 2007, Strike Price $94.50			233	R	249
Eurodollar Futures Call, September 2007, Strike Price $94.75			901	R	518
Eurodollar Futures Put, September 2007, Strike Price $94.00			1,500	R	9
LIBOR Call, September 2007, Strike Price $93.50			1,297	R	2,202
LIBOR Put, September 2007, Strike Price $92.88			4,314	R	—	S
JP Morgan Swaption Call, January 2008, Strike Price $5.1577			57,570,000	R	908
USD Put / JPY Call Put, April 2007, Strike Price $120.20			110,000,000	R	2,611
USD Put / JPY Call Put, April 2007, Strike Price $119.00			110,000,000	R	1,765

					46,423

Annual Report to Shareholders

	% OF NET ASSETS	MATURITY DATE	PAR/ SHARES†	VALUE

Short-Term Securities—Continued

Repurchase Agreements	22.3%
Deutsche Bank 5.30% dated 3/30/07, to be repurchased at $650,287 on 4/2/07 (Collateral: $310,000 Fannie Mae notes, 5.25% to 5.4% due 1/12/12 to 3/9/17 value $311,042; $100,000 Freddie Mac note, 5.3% due 5/12/20, value $99,104; $250,610 Federal Home Loan Bank notes, 5.25% due 2/1/08 to 1/22/10, value $252,854)			$650,000	$650,000
Goldman Sachs Group, Inc. 5.32% dated 3/30/07, to be repurchased at $442,804 on 4/2/07 (Collateral: $205,115 Federal Home Loan Bank notes, 4.75% to 5.00% due 2/20/09 to 12/16/16, value $204,449; $58,000 Federal Farm Credit Bank notes, 3.82% due 6/1/07, value $58,580; $188,000 Freddie Mac notes, 4.75% due 3/5/09, value $188,470)			442,608	442,608
Lehman Brothers Inc. 5.25%, dated 3/30/07, to be repurchased at $695,523 on 4/2/07 (Collateral: $2,207,745 Resolution Funding Corporation principal-only securities, due 1/15/30, value $709,128)			695,219	695,219
Merrill Lynch Government Securities Inc. 5.25% dated 3/30/07, to be repurchased at $950,416 on 4/02/07 (Collateral: $963,725 Federal Home Loan Bank notes, 4.375% to 5.375% due 7/30/08 to 9/17/10, value $986,999)			950,000	950,000

				2,737,827

Total Short-Term Securities (Cost—$3,194,280)				3,198,033
Total Investments (Cost—$17,629,463)	144.0%			17,660,718
Obligation to Return Collateral For Securities Loaned	(16.4)%			(2,014,473)
Other Assets Less Liabilities	(27.6)%			(3,382,500)

Net Assets	100.0%			$12,263,745

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedQ
Australian Treasury Bond Futures	June 2007	99	$(150)
Bundesobligations Futures	June 2007	4,300	(3,829)
Canadian Treasury Bond Futures	June 2007	461	(350)
Euribor Future	September 2007	3,333	(635)
Eurodollar Futures	September 2007	2,057	15
Eurodollar Futures	March 2008	1,160	(24)
Eurodollar Futures	September 2008	20	1
Japanese Yen Futures	June 2007	2,884	(2,705)
LIBOR Futures	June 2007	537	(519)
LIBOR Futures	September 2007	5,119	(1,431)
U.S. Treasury Bond Futures	June 2007	2,304	(3,334)
U.S. Treasury Bond Futures	September 2007	5	(10)
U.S. Treasury Notes Futures	June 2007	3,423	(717)
United Kingdom Treasury Bond Futures	June 2007	218	(301)

			$(13,989)

Futures Contracts WrittenQ
Australian Dollar Futures	June 2007	675	$(1,018)
British Pound Futures	June 2007	4,118	(4,222)
Canadian Dollar Futures	June 2007	515	(576)
Euro Currency Futures	June 2007	750	(1,606)
Eurodollar Futures	June 2007	744	239
Swiss Franc Futures	June 2007	50	(7)
U.S. Treasury Note Futures	June 2007	8,964	6,236

			$(954)

Options WrittenQ
Euro Currency Futures Call, Strike Price $1.34	June 2007	20	$(14)
Euro Currency Futures Call, Strike Price $1.35	June 2007	50	(2)
Eurodollar Futures Call, Strike Price $94.88	June 2007	780	6
Eurodollar Futures Call, Strike Price $95.00	June 2007	1,855	164
Eurodollar Futures Call, Strike Price $95.00	September 2007	64	(8)
Eurodollar Futures Call, Strike Price $95.25	September 2007	3,909	235
Eurodollar Futures Put, Strike Price $94.75	June 2007	743	(8)
Eurodollar Futures Put, Strike Price $94.75	September 2007	2,153	16
Japanese Yen Futures Call, Strike Price $87.00	June 2007	30	(2)
Japanese Yen Futures Call, Strike Price $89.00	June 2007	150	62
U.S. Treasury Bond Futures Call, Strike Price $112.00	May 2007	1,151	(293)
U.S. Treasury Bond Futures Call, Strike Price $113.00	May 2007	3,238	613
U.S. Treasury Bond Futures Call, Strike Price $114.00	May 2007	3,573	577
U.S. Treasury Bond Futures Call, Strike Price $115.00	May 2007	4,260	1,602
U.S. Treasury Bond Futures Call, Strike Price $116.00	May 2007	1,753	756

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options WrittenQ—Continued
U.S. Treasury Bond Futures Put, Strike Price $109.00	May 2007	2,021	$451
U.S. Treasury Bond Futures Put, Strike Price $110.00	May 2007	1,403	(330)
U.S. Treasury Bond Futures Put, Strike Price $111.00	May 2007	1,020	(418)
U.S. Treasury Note Futures Call, Strike Price $107.00	May 2007	523	(383)
U.S. Treasury Note Futures Call, Strike Price $108.00	May 2007	6,097	(2,289)
U.S. Treasury Note Futures Call, Strike Price $109.00	May 2007	4,662	(486)
U.S. Treasury Note Futures Call, Strike Price $110.00	May 2007	6,501	1,642
U.S. Treasury Note Futures Call, Strike Price $111.00	May 2007	716	136
U.S. Treasury Note Futures Put, Strike Price $105.00	May 2007	759	299
U.S. Treasury Note Futures Put, Strike Price $107.00	May 2007	1,012	(40)

			$2,286

N.M.—Not Meaningful.

A

Indexed Security The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2007.

B	All or a portion of this security is on loan.
C	Convertible Security – Security may be converted into the issuer’s common stock.
D

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.47% of net assets.

E

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
H

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

I	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
J

Inflation-Protected Security – A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

K	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
L	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
M	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
N	Amount represents less than .05.
O	Non-income producing.
P	All or a portion of this security is collateral to cover futures and options contracts written.
Q	Options and futures are described in more detail in the notes to financial statements.
R	Par represents actual number of contracts.
S	Amount represents less than $1.
†Securities	are denominated in U.S. Dollars, unless otherwise noted.

BRL—Brazilian Real

CAD—Canadian Dollar

EGP—Egyptian Pound

EUR—Euro

MYR—Malaysian Ringgit

RUB—Russian Ruble

TRY—Turkish Lira

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$14,435,183)		$14,462,685	A
Short-term securities at value (Cost—$3,194,280)		3,198,033
Swap contracts at value		38,239
Cash		44,477
Foreign currency at value (Cost $54,636)		56,353
Receivable for securities sold		610,489
Receivable for fund shares sold		21,763
Interest receivable		141,727
Unrealized appreciation of forward foreign currency contracts		4,916
Other assets		2,810

Total assets		18,581,492

Liabilities:
Obligation to return collateral for securities loaned	$2,014,473
Payable for securities purchased	4,209,256
Payable for fund shares repurchased	11,870
Accrued management fee	4,153
Accrued distribution fees	156
Income distribution payable	11,120
Interest expense payable	36,376
Futures variation margin payable	6,488
Options written (Proceeds—$20,217)	17,931
Accrued expenses	2,073
Unrealized depreciation of forward foreign currency contracts	3,851

Total liabilities		6,317,747

Net Assets		$12,263,745

Net assets consist of:
Accumulated paid-in-capital		$12,114,442
Overdistributed net investment income		(14,154)
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		92,885
Unrealized appreciation of investments, options, futures, swaps and foreign currency translations		70,572

Net Assets		$12,263,745

Net Asset Value Per Share:
Institutional Class (1,089,468 shares outstanding)		$10.55
Financial Intermediary Class (72,750 shares outstanding)		$10.56

A	The market value of securities on loan is $2,034,936.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Plus Bond Portfolio

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$493,845
Dividends	2,991
Income from securities loaned	2,298

Total income		$499,134
Expenses:
Management fees	37,693
Distribution fees:
Financial Intermediary Class	1,449
Audit and legal fees	258
Custodian fees	1,523
Directors’ fees and expenses	343
Registration fees	193
Reports to shareholders	588
Proxy expense	170
Transfer agent and shareholder servicing expense:
Institutional Class	85
Financial Intermediary Class	17
Other expenses	115

	42,434
Less: Compensating balance credits	(33)

Net expenses		42,401

Net Investment Income		456,733
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	78,924
Options	29,585
Futures	(24,491)
Swaps	47,738
Foreign currency transactions	(1,011)

		130,745
Change in unrealized appreciation/depreciation of:
Investments, options, futures, swaps and foreign currency translations	163,503
Assets and liabilities denominated in foreign currency	128

		163,631

Net Realized and Unrealized Gain on Investments		294,376

Change in Net Assets Resulting From Operations		$751,109

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$456,733	$256,356

Net realized gain/(loss)	130,745	(11,235)

Change in unrealized appreciation/depreciation	163,631	(129,734)

Change in net assets resulting from operations	751,109	115,387

Distributions to shareholders from:
Net investment income:
Institutional Class	(451,788)	(282,055)
Financial Intermediary Class	(28,392)	(15,483)

Net realized gain on investments:
Institutional Class	(3,625)	(14,478)
Financial Intermediary Class	(231)	(622)

Change in net assets from fund share transactions:
Institutional Class	4,348,340	2,515,953
Financial Intermediary Class	248,300	325,191

Change in net assets	4,863,713	2,643,893

Net Assets:
Beginning of year	7,400,032	4,756,139

End of year	$12,263,745	$7,400,032

Under (over) distributions of net investment income	$(14,154)	$7,196

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.24		$10.52		$10.71	$10.40	$9.88

Investment operations:
Net investment income	.51	A	.45	B	.37	.37	.51
Net realized and unrealized gain/(loss)	.33		(.18	)B	.04	.55	.62

Total from investment operations	.84		.27		.41	.92	1.13

Distributions from:
Net investment income	(.53)		(.52)		(.35)	(.41)	(.51)
Net realized gain on investments	—	C	(.03)		(.25)	(.20)	(.10)

Total distributions	(.53)		(.55)		(.60)	(.61)	(.61)

Net asset value, end of year	$10.55		$10.24		$10.52	$10.71	$10.40

Total return	8.48%		2.57%		4.01%	9.12%	11.78%

Ratios to Average Net Assets:D
Total expenses	.44%		.45%		.45%	.48%	.50%
Expenses net of waivers, if any	.44%		.45%		.45%	.45%	.45%
Expenses net of all reductions	.44%		.45%		.45%	.45%	.45%
Net investment income	4.9%		4.3%		3.3%	3.6%	5.0%

Supplemental Data:
Portfolio turnover rate	448.6%		549.4%		586.1%	463.8%	422.6%
Net assets, end of year (in thousands)	$11,495,842		$6,896,815		$4,565,054	$3,286,650	$1,866,619

A	Computed using average daily shares outstanding.
B

The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund’s aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

C	Amount represents less than $.01 per share.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Western Asset Core Plus Bond Portfolio—Continued

Financial Intermediary Class:

	YEARS ENDED MARCH 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$10.24		$10.52		$10.71	$10.40	$9.87

Investment operations:
Net investment income	.48	A	.42	B	.35	.36	.48
Net realized and unrealized gain/(loss)	.35		(.18	)B	.04	.54	.63

Total from investment operations	.83		.24		.39	.90	1.11

Distributions from:
Net investment income	(.51)		(.49)		(.33)	(.39)	(.48)
Net realized gain on investments	—	C	(.03)		(.25)	(.20)	(.10)

Total distributions	(.51)		(.52)		(.58)	(.59)	(.58)

Net asset value, end of year	$10.56		$10.24		$10.52	$10.71	$10.40

Total return	8.30%		2.32%		3.77%	8.82%	11.57%

Ratios to Average Net Assets:C
Total expenses	.69%		.70%		.70%	.73%	.75%
Expenses net of waivers, if any	.69%		.70%		.70%	.70%	.70%
Expenses net of all reductions	.69%		.70%		.70%	.70%	.70%
Net investment income	4.7%		4.0%		2.9%	3.2%	4.8%

Supplemental Data:
Portfolio turnover rate	448.6%		549.4%		586.1%	463.8%	422.6%
Net assets, end of year (in thousands)	$767,903		$503,217		$191,085	$7,040	$369

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset High Yield Portfolio

The average annual total returns for the Western Asset High Yield Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Western Asset High Yield Bond Portfolio
Institutional Class	+2.77%	+12.14%	+9.06%	+9.42%	+9.68%
Lehman High Yield, 2% Issuer Constrained IndexB	+2.80%	+10.97%	+8.29%	+10.43%	+10.90%
Lipper High Yield Peer GroupC	+2.61%	+10.07%	+7.76%	+9.19%	+9.60%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.62%. Gross expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.62%. Net expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until August 1, 2007 to limit total annual operating expenses to 0.65% for the Institutional Class of the Fund’s average daily net assets.

The Federal Reserve (Fed)D raised policy rates by 50 basis points (bps)E during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productF growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some

A	The Fund’s Institutional Class inception date is September 28, 2001. Since-inception index returns are for periods beginning September 30, 2001.
B

A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index limits the maximum exposure to any one issuer to 2%.

C

Average of 470 funds that aim to provide a high level of current yield from fixed income securities, with a substantial portion in medium- or lower-grade debt issues. The funds may invest in high-yielding government bonds (typically, of developing markets or higher-yielding OECD countries), corporate and municipal bonds, eurobonds, convertible bonds, and preferred shares.

D

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	100 basis points = 1%.
F	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresG inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

For the 12-month period ending March 31, 2007, the Fund returned 12.14%, net of fees versus 10.97% for the 2% Issuer Constrained Lehman High Yield Index and 10.07% for its Lipper High Yield Peer Group. The option-adjusted spread of the index narrowed from +301 bps to +275 bps. Spread narrowing and the incremental carry associated with high yield resulted in the index generating 563 bps of excess spread versus duration neutral treasuries. The primary reasons for the Fund’s outperformance versus the index include: (1) issue selection; (2) sector allocation; and (3) an overweight to lower rated issues.

The Fund benefited from overweights to five of the top 10 Index performers and underweights to eight of the worst 10 Index performers. The Fund’s overweight to top performers included Charter Communications Corp., General Motors Corp. and AMC Entertainment, Inc., which returned 38.73%, 22.10% and 19.36%, respectively. The Fund’s top underweights included HCA Inc., TXU Corp. and Starwood, which returned 0.82%, 2.82% and 3.66%, respectively. The Fund’s overweight to a number of outperforming sectors, including Media Cable, Consumer Cyclical and Transportation, which returned 22.19%, 14.07% and 11.45%, respectively, helped relative performance. The Fund benefited from an overweight to CCC rated issues which returned 17.35% and an underweight to BB rated issues, which returned 9.71%.

Our view on the high yield asset class is that credit fundamentals in general remain supportive of historically tight valuations; however, below trend economic and corporate earnings growth will pressure spreads the balance of the year. With this in mind, in our view, returns for 2007 are likely to be driven by coupon accumulation rather than price appreciation. We expect spreads to widen in large part to marginal deterioration in credit statistics and robust new issuance. However, we feel that any spread widening from current levels will be limited as 2.00%-2.50% GDP growth (Western’s forecast) should mute any deterioration.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

G	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Expense Example

Western Asset High Yield Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,076.50	$3.14
Hypothetical (5% return before expenses)	1,000.00	1,021.91	3.05

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.61% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset High Yield Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indices do not include any transaction costs associated with buying and selling securities in the indices or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred and Common stocks do not have defined maturity dates.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset High Yield Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	95.7%

Corporate Bonds and Notes	85.8%

Aerospace and Defense	1.3%
Alliant Techsystems Inc.		6.750%	4/1/16	$1,680	$1,684
DRS Technologies Inc.		6.625%	2/1/16	1,620	1,636
DRS Technologies Inc.		7.625%	2/1/18	1,500	1,560
L-3 Communications Corp.		7.625%	6/15/12	630	649
L-3 Communications Corp.		6.375%	10/15/15	3,975	3,940
TransDigm Inc.		7.750%	7/15/14	1,560	1,611	A

					11,080

Airlines	1.0%
Continental Airlines Inc.		8.750%	12/1/11	2,330	2,283
Continental Airlines Inc.		7.339%	4/19/14	1,345	1,343
United Air Lines Inc.		7.032%	10/1/10	1,287	1,307
United Air Lines Inc.		7.186%	10/1/12	3,385	3,445

					8,378

Auto Components	1.0%
TRW Automotive Inc.		7.250%	3/15/17	460	451	A
Visteon Corp.		8.250%	8/1/10	7,777	7,933
Visteon Corp.		7.000%	3/10/14	460	402

					8,786

Automobiles	2.6%
Ford Motor Co.		8.875%	1/15/22	640	576
Ford Motor Co.		7.450%	7/16/31	4,105	3,176
Ford Motor Co.		8.900%	1/15/32	3,365	2,944
Ford Motor Co.		4.250%	12/15/36	590	651	B
General Motors Corp.		7.200%	1/15/11	1,600	1,520
General Motors Corp.		8.250%	7/15/23	3,265	2,939
General Motors Corp.		8.375%	7/15/33	12,020	10,788

					22,594

Beverages	0.1%
Constellation Brands Inc.		7.250%	9/1/16	845	856

Building Products	1.3%
Associated Materials Inc.		9.750%	4/15/12	2,675	2,782
Associated Materials Inc.		0.000%	3/1/14	3,285	2,308	C
Nortek Inc.		8.500%	9/1/14	1,955	1,901
NTK Holdings Inc.		0.000%	3/1/14	5,665	4,107	C

					11,098

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Capital Markets	0.3%
E*Trade Financial Corp.		7.375%	9/15/13	$1,850	$1,933
E*Trade Financial Corp.		7.875%	12/1/15	987	1,065

					2,998

Chemicals	1.2%
ARCO Chemical Co.		9.800%	2/1/20	80	93
Chemtura Corp.		6.875%	6/1/16	455	440
Equistar Chemicals LP		10.625%	5/1/11	80	84
Georgia Gulf Corp.		9.500%	10/15/14	3,400	3,264	A
Huntsman International LLC		7.875%	11/13/14	1,995	2,062	A
Lyondell Chemical Co.		10.500%	6/1/13	1,445	1,582
Lyondell Chemical Co.		8.000%	9/15/14	875	917
Lyondell Chemical Co.		8.250%	9/15/16	720	771
Momentive Performance Materials Inc.		9.750%	12/1/14	320	333	A
Westlake Chemical Corp.		6.625%	1/15/16	972	948

					10,494

Commercial Services and Supplies	0.9%
Allied Security Escrow Corp.		11.375%	7/15/11	2,030	2,071
Allied Waste North American Inc.		6.875%	6/1/17	1,246	1,249
ARAMARK Corp.		8.500%	2/1/15	2,060	2,142	A
ARAMARK Corp.		8.860%	2/1/15	500	514	A,D
Rental Service Corp.		9.500%	12/1/14	2,140	2,279	A

					8,255

Consumer Finance	3.5%
Ford Motor Credit Co.		8.625%	11/1/10	1,310	1,337
Ford Motor Credit Co.		9.875%	8/10/11	2,800	2,965
Ford Motor Credit Co.		8.110%	1/13/12	5,835	5,704	D
Ford Motor Credit Co.		7.000%	10/1/13	3,000	2,789
Ford Motor Credit Co.		8.000%	12/15/16	1,690	1,626
GMAC LLC		6.875%	8/28/12	1,500	1,494
GMAC LLC		8.000%	11/1/31	13,500	14,474

					30,389

Containers and Packaging	2.8%
Graham Packaging Co. Inc.		9.875%	10/15/14	3,856	3,933
Graphic Packaging International Corp.		9.500%	8/15/13	5,320	5,659
Greif Inc.		6.750%	2/1/17	3,850	3,879	A
Owens-Brockway Glass Container Inc.		8.750%	11/15/12	1,790	1,884

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Containers and Packaging—Continued
Plastipak Holdings Inc.		8.500%	12/15/15	$2,810	$2,979	A
Smurfit-Stone Container Enterprise		8.000%	3/15/17	6,425	6,280	A

					24,614

Distributors	0.4%
Keystone Automotive Operations Inc.		9.750%	11/1/13	3,400	3,307

Diversified Consumer Services	1.2%
Education Management LLC		8.750%	6/1/14	1,340	1,410
Education Management LLC		10.250%	6/1/16	5,330	5,783
Service Corp. International		7.875%	2/1/13	270	279
Service Corp. International		7.000%	6/15/17	515	519
Service Corp. International		7.625%	10/1/18	535	566
Service Corp. International		7.500%	4/1/27	1,700	1,700	A

					10,257

Diversified Financial Services	7.4%
AAC Group Holding Corp.		0.000%	10/1/12	5,510	4,945	C
CCM Merger Inc.		8.000%	8/1/13	3,240	3,256	A
DI Finance LLC		9.500%	2/15/13	4,490	4,782
Dow Jones CDX HY 7-T3		8.000%	12/29/11	26,670	27,286	A
Dow Jones CDX HY 8-T3		7.500%	6/29/12	6,800	6,758	A
GrafTech Finance Inc.		10.250%	2/15/12	1,127	1,183
Milacron Escrow Corp.		11.500%	5/15/11	5,464	5,300
Standard Aero Holdings Inc.		8.250%	9/1/14	4,240	4,547
The Williams Cos. Inc. Credit Linked Certificate Trust		8.610%	5/1/09	400	422	A,D
Vanguard Health Holding Co. I LLC		0.000%	10/1/15	486	395	C
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	6,434	6,515

					65,389

Diversified Telecommunication Services	4.3%
Cincinnati Bell Inc.		7.000%	2/15/15	2,102	2,086
Cincinnati Bell Inc.		6.300%	12/1/28	3,100	2,837
Citizens Communications Co.		7.125%	3/15/19	925	916	A
Citizens Communications Co.		7.875%	1/15/27	2,890	2,955	A
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	6,000	6,570
Intelsat Corp.		9.000%	6/15/16	660	727	A
Level 3 Financing Inc.		9.250%	11/1/14	820	843	A
Level 3 Financing Inc.		9.150%	2/15/15	3,220	3,244	A,D
Level 3 Financing Inc.		8.750%	2/15/17	1,220	1,229	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
NTL Cable PLC		8.750%	4/15/14	$710	$738
Qwest Communications International Inc.		8.860%	2/15/09	720	727	D
Qwest Communications International Inc.		7.250%	2/15/11	2,652	2,715
Qwest Communications International Inc.		7.500%	2/15/14	3,102	3,195
Qwest Corp.		7.875%	9/1/11	2,180	2,316
Qwest Corp.		7.500%	10/1/14	1,780	1,878
Windstream Corp.		8.625%	8/1/16	4,490	4,911

					37,887

Electric Utilities	1.6%
Edison Mission Energy		7.500%	6/15/13	345	356
Edison Mission Energy		7.750%	6/15/16	1,960	2,043
Elwood Energy LLC		8.159%	7/5/26	2,651	2,763
IPALCO Enterprises Inc.		8.625%	11/14/11	180	194
Midwest Generation LLC		8.560%	1/2/16	1,983	2,169
Midwest Generation LLC		8.750%	5/1/34	100	109
Mission Energy Holding Co.		13.500%	7/15/08	1,200	1,308
Orion Power Holdings Inc.		12.000%	5/1/10	2,055	2,374
Sierra Pacific Resources		6.750%	8/15/17	2,360	2,409

					13,725

Electrical Equipment	0.1%
Belden CDT Inc.		7.000%	3/15/17	1,000	1,020	A

Energy Equipment and Services	0.8%
Geokinetics Inc.		11.855%	12/15/12	2,210	2,276	A,D
Gulfmark Offshore Inc.		7.750%	7/15/14	2,250	2,284
Pacific Energy Partners		7.125%	6/15/14	510	533
Pride International Inc.		7.375%	7/15/14	1,890	1,937

					7,030

Food and Staples Retailing	0.5%
Delhaize America Inc.		8.125%	4/15/11	1,208	1,321
Delhaize America Inc.		9.000%	4/15/31	2,580	3,100

					4,421

Food Products	0.5%
Dole Food Co. Inc.		7.250%	6/15/10	3,350	3,199
Dole Food Co. Inc.		8.750%	7/15/13	180	173
Stater Brothers Holdings		8.855%	6/15/10	1,420	1,442	D

					4,814

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Gas Utilities	1.1%
AmeriGas Partners LP		7.250%	5/20/15	$860	$868
Southern Natural Gas Co.		8.000%	3/1/32	2,250	2,673
Suburban Propane Partners LP		6.875%	12/15/13	5,860	5,772

					9,313

Health Care Equipment and Supplies	0.3%
Advanced Medical Optics Inc.		7.500%	5/1/17	1,080	1,088	A
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	1,767	1,789
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	150	158

					3,035

Health Care Providers and Services	3.9%
Ameripath Intermediate Holdings Inc.		10.610%	2/15/14	1,330	1,330	A,E
DaVita Inc.		6.625%	3/15/13	145	145
DaVita Inc.		7.250%	3/15/15	5,000	5,056
HCA Inc.		6.300%	10/1/12	1,165	1,089
HCA Inc.		9.000%	12/15/14	56	55
HCA Inc.		6.500%	2/15/16	890	758
HCA Inc.		9.250%	11/15/16	2,200	2,373	A
HCA Inc.		9.625%	11/15/16	2,435	2,630	A,F
HCA Inc.		7.690%	6/15/25	1,850	1,595
HCA Inc.		7.500%	11/15/95	4,210	3,358
IASIS Healthcare LLC		8.750%	6/15/14	160	166
Tenet Healthcare Corp.		9.875%	7/1/14	8,030	8,110
Tenet Healthcare Corp.		9.250%	2/1/15	1,830	1,812
Triad Hospitals Inc.		7.000%	11/15/13	4,385	4,577
U.S. Oncology Holdings Inc.		9.797%	3/15/12	940	949	A,D,F

					34,003

Hotels, Restaurants and Leisure	5.6%
Boyd Gaming Corp.		8.750%	4/15/12	862	900
Boyd Gaming Corp.		7.750%	12/15/12	80	83
Boyd Gaming Corp.		6.750%	4/15/14	495	494
Buffets Inc.		12.500%	11/1/14	2,735	2,844
Denny’s Holdings Inc.		10.000%	10/1/12	1,540	1,642
El Pollo Loco Inc.		11.750%	11/15/13	2,401	2,641
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	5,370	5,840
Isle of Capri Casinos Inc.		9.000%	3/15/12	195	203
Isle of Capri Casinos Inc.		7.000%	3/1/14	815	799
Las Vegas Sands Corp.		6.375%	2/15/15	180	172

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure—Continued
Mandalay Resort Group		9.375%	2/15/10	$58	$62
MGM MIRAGE		8.500%	9/15/10	85	91
MGM MIRAGE		8.375%	2/1/11	1,750	1,842
MGM MIRAGE		7.625%	1/15/17	8,000	8,100
Pinnacle Entertainment Inc.		8.250%	3/15/12	2,835	2,920
Premier Entertainment Biloxi LLC		10.750%	2/1/12	5,020	5,196
River Rock Entertainment Authority		9.750%	11/1/11	4,008	4,268
Sbarro Inc.		10.375%	2/1/15	2,145	2,231	A
Snoqualmie Entertainment Authority		9.150%	2/1/14	3,000	3,052	A,D
Station Casinos Inc.		6.000%	4/1/12	490	475
Station Casinos Inc.		7.750%	8/15/16	2,645	2,714
Station Casinos Inc.		6.625%	3/15/18	1,135	1,010
The Choctaw Resort Development Enterprise		7.250%	11/15/19	267	269	A
Turning Stone Casino Resort Enterprise		9.125%	9/15/14	1,700	1,747	A

					49,595

Household Durables	2.1%
American Greetings Corp.		7.375%	6/1/16	260	268
Interface Inc.		10.375%	2/1/10	5,409	5,963
Jarden Corp.		7.500%	5/1/17	3,065	3,096
K Hovnanian Enterprises Inc.		6.250%	1/15/16	2,245	1,925
K Hovnanian Enterprises Inc.		7.500%	5/15/16	1,400	1,306
K Hovnanian Enterprises Inc.		8.625%	1/15/17	250	241
Norcraft Cos.		9.000%	11/1/11	4,060	4,182
Norcraft Holdings LP		0.000%	9/1/12	1,780	1,602	C

					18,583

Household Products	0.6%
American Achievement Corp.		8.250%	4/1/12	930	949
Nutro Products Inc.		9.400%	10/15/13	795	819	A,D
Nutro Products Inc.		10.750%	4/15/14	2,260	2,441	A
Visant Holding Corp.		8.750%	12/1/13	1,230	1,282

					5,491

Independent Power Producers and Energy Traders	2.7%
Mirant Americas Generation LLC		8.300%	5/1/11	1,620	1,660
Mirant Mid Atlantic LLC		9.125%	6/30/17	532	608
Mirant North America LLC		7.375%	12/31/13	2,070	2,122
NRG Energy Inc.		7.250%	2/1/14	275	282

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Independent Power Producers and Energy Traders—Continued
NRG Energy Inc.		7.375%	2/1/16	$8,175	$8,400
NRG Energy Inc.		7.375%	1/15/17	3,045	3,125
The AES Corp.		8.875%	2/15/11	260	280
The AES Corp.		8.750%	5/15/13	1,849	1,969	A
The AES Corp.		7.750%	3/1/14	2,790	2,929
The AES Corp.		9.000%	5/15/15	1,535	1,641	A
TXU Corp.		6.500%	11/15/24	820	691
TXU Corp.		6.550%	11/15/34	200	167

					23,874

Insurance	0.5%
Crum and Forster Holdings Corp.		10.375%	6/15/13	3,985	4,304

Internet and Catalog Retail	0.2%
FTD Inc.		7.750%	2/15/14	1,900	1,914

IT Services	0.7%
SunGard Data Systems Inc.		9.125%	8/15/13	210	225
SunGard Data Systems Inc.		10.250%	8/15/15	5,805	6,335

					6,560

Machinery	0.7%
American Railcar Industries Inc.		7.500%	3/1/14	1,150	1,182	A
Mueller Group Inc.		10.000%	5/1/12	2,289	2,472
Mueller Holdings Inc.		0.000%	4/15/14	2,461	2,239	C

					5,893

Media	10.4%
Affinion Group Inc.		10.125%	10/15/13	4,245	4,627
Affinion Group Inc.		11.500%	10/15/15	490	539
AMC Entertainment Inc.		11.000%	2/1/16	5,835	6,645
Cablevision Systems Corp.		8.000%	4/15/12	1,880	1,908
CCH I Holdings LLC		11.750%	5/15/14	8,720	8,349
CCH I Holdings LLC		11.000%	10/1/15	5,054	5,243
CCH II Holdings LLC		10.250%	1/15/10	545	548
CCH II Holdings LLC		10.250%	9/15/10	3,450	3,640
CCH II Holdings LLC		10.250%	10/1/13	2,185	2,387
CCO Holdings LLP		8.750%	11/15/13	300	310

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
Charter Communications Holdings LLC		9.920%	4/1/11	$1,470	$1,464
Charter Communications Holdings LLC		11.750%	5/15/11	885	891
Charter Communications Holdings LLC		12.125%	1/15/12	1,080	1,091
Charter Communications Operating LLC		8.375%	4/30/14	140	146	A
CMP Susquehanna Corp.		9.875%	5/15/14	3,785	3,880	A
CSC Holdings Inc.		8.125%	7/15/09	300	310
CSC Holdings Inc.		8.125%	8/15/09	290	300
CSC Holdings Inc.		7.625%	4/1/11	845	866
CSC Holdings Inc.		6.750%	4/15/12	3,865	3,836	A
EchoStar DBS Corp.		7.000%	10/1/13	3,440	3,543
EchoStar DBS Corp.		6.625%	10/1/14	3,030	3,049
EchoStar DBS Corp.		7.125%	2/1/16	920	950
Gray Television Inc.		9.250%	12/15/11	385	403
Idearc Inc.		8.000%	11/15/16	2,070	2,129	A
ION Media Networks Inc.		8.610%	1/15/12	1,760	1,800	A,D
Lamar Media Corp.		6.625%	8/15/15	1,295	1,263
LIN Television Corp.		6.500%	5/15/13	670	656
LodgeNet Entertainment Corp.		9.500%	6/15/13	2,852	3,117
PGS Solutions Inc.		9.625%	2/15/15	2,120	2,137	A
PRIMEDIA Inc.		8.875%	5/15/11	4,135	4,249
R.H. Donnelley Corp.		6.875%	1/15/13	5,295	5,149
R.H. Donnelley Corp.		6.875%	1/15/13	2,980	2,898
R.H. Donnelley Corp.		8.875%	1/15/16	240	255
Rainbow National Services LLC		8.750%	9/1/12	1,373	1,460	A
Rainbow National Services LLC		10.375%	9/1/14	2,060	2,305	A
Sinclair Broadcast Group Inc.		8.000%	3/15/12	1,395	1,444
Univision Communications Inc.		9.750%	3/15/15	2,410	2,401	A,F
WMG Acquisition Corp.		7.375%	4/15/14	3,285	3,129
XM Satellite Radio Inc.		9.860%	5/1/13	625	619	D
XM Satellite Radio Inc.		9.750%	5/1/14	1,475	1,488

					91,424

Metals and Mining	3.4%
Aleris International Inc.		10.000%	12/15/16	230	240	A
Chaparral Steel Co.		10.000%	7/15/13	3,120	3,479
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	13,300	14,381
Metals USA Holdings Corp.		11.365%	1/15/12	3,695	3,621	A,D,F
Metals USA Inc.		11.125%	12/1/15	4,075	4,523

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Metals and Mining—Continued
PNA Intermed Holding COR		12.360%	2/15/13	$890	$912	A,D
Tube City IMS Corp.		9.750%	2/1/15	2,945	3,063	A

					30,219

Multiline Retail	0.7%
JC Penney Corp. Inc.		6.875%	10/15/15	1,055	1,115
The Neiman-Marcus Group Inc.		9.000%	10/15/15	3,940	4,314	F
The Neiman-Marcus Group Inc.		10.375%	10/15/15	430	479

					5,908

Office Electronics	0.3%
Xerox Corp.		6.400%	3/15/16	2,180	2,242
Xerox Corp.		6.750%	2/1/17	650	680

					2,922

Oil, Gas and Consumable Fuels	9.3%
ANR Pipeline Inc.		9.625%	11/1/21	1,364	1,848
Belden and Blake Corp.		8.750%	7/15/12	7,470	7,638
Chesapeake Energy Corp.		6.375%	6/15/15	2,065	2,055
Chesapeake Energy Corp.		6.625%	1/15/16	245	247
Chesapeake Energy Corp.		6.500%	8/15/17	2,985	2,948
Chesapeake Energy Corp.		6.250%	1/15/18	2,345	2,316
Colorado Interstate Gas Co.		6.800%	11/15/15	1,145	1,218
Complete Production Services Inc.		8.000%	12/15/16	3,085	3,162	A
El Paso Corp.		7.750%	6/15/10	1,568	1,670
El Paso Corp.		8.050%	10/15/30	4,040	4,585
El Paso Corp.		7.800%	8/1/31	4,380	4,840
El Paso Corp.		7.750%	1/15/32	860	950
El Paso Natural Gas Co.		8.375%	6/15/32	1,600	1,971
Encore Acquisition Co.		6.250%	4/15/14	310	285
Encore Acquisition Co.		6.000%	7/15/15	1,030	917
Enterprise Products Operating LP		8.375%	8/1/66	3,460	3,786	C
Exco Resources Inc.		7.250%	1/15/11	4,653	4,665
Hawker Beechcraft Acquisition Co.		9.750%	4/1/17	2,220	2,320	A
International Coal Group Inc.		10.250%	7/15/14	2,860	2,874
Mariner Energy Inc.		7.500%	4/15/13	1,070	1,051
Overseas Shipholding Group		8.250%	3/15/13	1,020	1,069
Parker Drilling Co.		9.625%	10/1/13	3,673	3,985
Petrohawk Energy Corp.		9.125%	7/15/13	1,775	1,890
Pogo Producing Co.		7.875%	5/1/13	120	121

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Pogo Producing Co.		6.875%	10/1/17	$3,075	$2,998
SemGroup LP		8.750%	11/15/15	3,615	3,669	A
SESI LLC		6.875%	6/1/14	120	119
Stone Energy Corp.		8.250%	12/15/11	1,765	1,758
Stone Energy Corp.		6.750%	12/15/14	1,600	1,496
The Williams Cos. Inc.		7.500%	1/15/31	1,350	1,431
The Williams Cos. Inc.		8.750%	3/15/32	7,259	8,366
Transcontinental Gas Pipe Line Corp.		8.875%	7/15/12	1,060	1,206
Whiting Petroleum Corp.		7.000%	2/1/14	2,200	2,145

					81,599

Paper and Forest Products	1.6%
Appleton Papers Inc.		8.125%	6/15/11	200	206
Appleton Papers Inc.		9.750%	6/15/14	3,945	4,073
NewPage Corp.		10.000%	5/1/12	415	454
NewPage Corp.		11.610%	5/1/12	2,610	2,855	D
NewPage Corp.		12.000%	5/1/13	2,215	2,403
Verso Paper Holdings LLC		11.375%	8/1/16	3,495	3,661	A

					13,652

Personal Products	0.1%
Playtex Products Inc.		9.375%	6/1/11	1,030	1,065

Pharmaceuticals	0.5%
Leiner Health Products Inc.		11.000%	6/1/12	4,000	3,980

Real Estate Investment Trusts	0.7%
Host Marriott LP		6.375%	3/15/15	100	99
Host Marriott LP		6.750%	6/1/16	1,180	1,189
Kimball Hill Inc.		10.500%	12/15/12	1,370	1,315
Ventas Inc.		8.750%	5/1/09	1,616	1,713
Ventas Inc.		9.000%	5/1/12	762	858
Ventas Inc.		6.750%	4/1/17	685	709

					5,883

Real Estate Management and Development	0.5%
Ashton Woods USA LLC		9.500%	10/1/15	2,005	1,910
Forest City Enterprises Inc.		7.625%	6/1/15	455	463
Forest City Enterprises Inc.		6.500%	2/1/17	2,010	1,954

					4,327

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Road and Rail	1.5%
Hertz Corp.		8.875%	1/1/14	$1,860	$2,004
Hertz Corp.		10.500%	1/1/16	5,070	5,780
Horizon Lines LLC		9.000%	11/1/12	2,656	2,789
Kansas City Southern Railway		7.500%	6/15/09	2,600	2,658

					13,231

Semiconductors and Semiconductor Equipment	0.3%
Freescale Semiconductor Inc.		8.875%	12/15/14	3,085	3,089	A

Software	0.8%
Activant Solutions Inc.		9.500%	5/1/16	3,155	3,108
UGS Capital Corp. II		10.348%	6/1/11	488	497	A,D,F
UGS Corp.		10.000%	6/1/12	2,935	3,210

					6,815

Specialty Retail	1.0%
Asbury Automotive Group Inc.		7.625%	3/15/17	2,000	2,005	A
AutoNation Inc.		7.360%	4/15/13	2,010	2,030	D
Blockbuster Inc.		9.000%	9/1/12	2,545	2,571
Eye Care Centers of America Inc.		10.750%	2/15/15	450	498
Linens ‘n Things Inc.		10.985%	1/15/14	1,800	1,674	D

					8,778

Textiles, Apparel and Luxury Goods	0.9%
Levi Strauss and Co.		9.750%	1/15/15	3,210	3,523
Levi Strauss and Co.		8.875%	4/1/16	2,275	2,434
Oxford Industries Inc.		8.875%	6/1/11	1,504	1,557
Simmons Co.		0.000%	12/15/14	855	703	C

					8,217

Tobacco	0.4%
Alliance One International Inc.		8.500%	5/15/12	1,740	1,754	A
Alliance One International Inc.		11.000%	5/15/12	620	682
Reynolds American Inc.		6.500%	7/15/10	1,330	1,364

					3,800

Trading Companies and Distributors	1.2%
Ashtead Capital Inc.		9.000%	8/15/16	2,937	3,128	A
H&E Equipment Services Inc.		8.375%	7/15/16	2,490	2,645
Penhall International Corp.		12.000%	8/1/14	4,585	4,952	A

					10,725

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Transportation Infrastructure	0.5%
H-Lines Finance Holding Corp.		0.000%	4/1/13	$1,671	$1,588	C
Hawker Beechcraft Acquisition Co.		8.500%	4/1/15	1,120	1,163	A
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	1,790	1,850	A,F

					4,601

Wireless Telecommunication Services	0.5%
Rural Cellular Corp.		9.875%	2/1/10	1,450	1,530
Rural Cellular Corp.		8.250%	3/15/12	2,515	2,628

					4,158

Total Corporate Bonds and Notes (Cost—$737,486)					754,350
Mortgage-Backed Securities	0.1%

Fixed Rate Securities	N.M.
Ocwen Residential Mortgage Corp. 1998-R1		7.000%	10/25/40	243	19	G
Ocwen Residential Mortgage Corp. 1998-R1 B4		7.000%	10/25/40	133	15	G

					34

Variable Rate SecuritiesE	0.1%
BlackRock Capital Finance LP 1996-R1		9.533%	9/25/26	874	682

Total Mortgage-Backed Securities (Cost—$820)					716
Yankee BondsH	9.3%

Chemicals	0.5%
Montell Finance Co. BV		8.100%	3/15/27	4,600	4,600	A

Commercial Banks	0.3%
ATF Capital BV		9.250%	2/21/14	800	781	A
TuranAlem Finance BV		8.250%	1/22/37	1,510	1,518	A

					2,299

Containers and Packaging	0.4%
Smurfit Kappa Funding PLC		9.625%	10/1/12	1,143	1,214
Smurfit Kappa Funding PLC		7.750%	4/1/15	1,885	1,923

					3,137

Diversified Financial Services	0.7%
Basell AF SCA		8.375%	8/15/15	2,330	2,429	A
JPMorgan Chase		0.000%	11/8/07	3,585	3,399	A,I

					5,828

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services	2.4%
Intelsat Bermuda Ltd.		8.872%	1/15/15	$2,285	$2,331	A,D
Intelsat Bermuda Ltd.		9.250%	6/15/16	2,385	2,641	A
Intelsat Bermuda Ltd.		11.250%	6/15/16	5,820	6,605	A
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	1,910	2,044	A
NTL Cable PLC		9.125%	8/15/16	4,220	4,452
Wind Acquisition Finance SA		10.750%	12/1/15	2,605	2,983	A

					21,056

Energy Equipment and Services	0.2%
Compagnie Generale de Geophysique SA (CGG)		7.500%	5/15/15	1,870	1,926

Foreign Government	1.1%
Federative Republic of Brazil		8.000%	1/15/18	240	271
Federative Republic of Brazil		11.000%	8/17/40	2,220	2,995
Russian Federation		5.000%	3/31/30	5,640	6,401	A,C

					9,667

Independent Power Producers and Energy Traders	0.2%
AES China Generating Co. Ltd.		8.250%	6/26/10	1,580	1,577

Media	0.7%
Kabel Deutschland GmbH		10.625%	7/1/14	430	480
Quebecor Media Inc.		7.750%	3/15/16	3,650	3,750
Rogers Cable Inc.		6.750%	3/15/15	2,150	2,225
Videotron Ltee		6.375%	12/15/15	120	118

					6,573

Metals and Mining	0.3%
Novelis Inc.		7.250%	2/15/15	2,255	2,385

Oil, Gas and Consumable Fuels	1.1%
OMI Corp.		7.625%	12/1/13	2,779	2,821
OPTI Canada Inc.		8.250%	12/15/14	1,910	1,986	A
Teekay Shipping Corp.		8.875%	7/15/11	1,362	1,468
Western Oil Sands Inc.		8.375%	5/1/12	3,285	3,671

					9,946

Road and Rail	0.3%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	2,185	2,349
Grupo Transportacion Ferroviaria Mexicana SA de CV		7.625%	12/1/13	540	546	A

					2,895

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Semiconductors and Semiconductor Equipment	0.3%
NXP BV/NXP Funding LLC		7.875%	10/15/14	$1,525		$1,575	A
NXP BV/NXP Funding LLC		9.500%	10/15/15	1,330		1,373	A

						2,948

Wireless Telecommunication Services	0.8%
Rogers Wireless Inc.		7.250%	12/15/12	1,060		1,133
Rogers Wireless Inc.		8.000%	12/15/12	60		64
True Move Co. Ltd.		10.750%	12/16/13	700		719	A
True Move Co. Ltd.		10.750%	12/16/13	4,990		5,077	A

						6,993

Total Yankee Bonds (Cost—$79,139)						81,830
Common Stocks and Equity Interests	N.M.
Washington Group International Inc.				1	shs	47	J

Total Common Stocks and Equity Interests (Cost—$—)K						47
Preferred Stocks	0.5%
Chesapeake Energy Corp.		6.250%		4		1,049	B
ION Media Networks Inc.		14.250%		0.4		3,226	B,F

Total Preferred Stocks (Cost—$4,063)						4,275
Warrants	N.M.
Next Generation Network Inc.				3	wts	—	G,J,K

Total Warrants (Cost—$—)K						—	K
Total Long-Term Securities (Cost—$821,508)						841,218
Short-Term Securities	2.4%

Repurchase Agreement	2.4%
Goldman, Sachs & Company 5.32%, dated 3/30/07, to be repurchased at $21,085 on 4/2/07 (Collateral: $21,235 Federal Home Loan Bank notes, 5.50% due 1/28/08, value $21,500)				$21,076		21,076

Total Short-Term Securities (Cost—$21,076)						21,076
Total Investments (Cost—$842,584)	98.1%					862,294
Other Assets Less Liabilities	1.9%					17,029

Net Assets	100.0%					$879,323

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

N.M.—Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 23.69% of net assets.

B	Convertible Security – Security may be converted into the issuer’s common stock.
C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2007.

E	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Illiquid security valued at fair value under procedures approved by the Board of Directors.
H	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	Non-income producing.
K	Amount represents less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset High Yield Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$821,508)		$841,218
Short-term securities at value (Cost—$21,076)		21,076
Cash		1
Receivable for securities sold		18,699
Interest receivable		18,216

Total assets		899,210

Liabilities:
Payable for securities purchased	$19,364
Accrued management fee	408
Accrued expenses	115

Total liabilities		19,887

Net Assets		$879,323

Net assets consist of:
Accumulated paid-in-capital		$839,194
Undistributed net investment income		16,590
Accumulated net realized gain on investments and swaps		3,829
Unrealized appreciation of investments and swaps		19,710

Net Assets		$879,323

Net Asset Value Per Share:
Institutional Class (81,834 shares outstanding)		$10.75

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset High Yield Portfolio

Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$57,006
Dividends	149

Total income		$57,155
Expenses:
Management fees	3,758
Audit and legal fees	92
Custodian fees	138
Directors’ fees and expenses	41
Registration fees	31
Reports to shareholders	26
Proxy expense	1
Transfer agent and shareholder servicing expense:
Institutional Class	14
Other expenses	56

	4,157
Less: Compensating balance credits	(20)

Net expenses		4,137

Net Investment Income		53,018
Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	4,179
Swaps	33

		4,212
Change in unrealized appreciation/(depreciation) of investments		21,006

Net Realized and Unrealized Gain on Investments		25,218

Change in Net Assets Resulting From Operations		$78,236

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset High Yield Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$53,018	$36,822

Net realized gain	4,212	38

Change in unrealized appreciation/depreciation	21,006	(2,759)

Change in net assets resulting from operations	78,236	34,101

Distributions to shareholders from:
Net investment income:
Institutional Class	(48,140)	(32,038)

Net realized gain on investments:
Institutional Class	(131)	(5,384)

Change in net assets from fund share transactions:
Institutional Class	252,440	185,822

Change in net assets	282,405	182,501

Net Assets:
Beginning of year	596,918	414,417

End of year	$879,323	$596,918

Undistributed net investment income	$16,590	$11,678

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset High Yield Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.34		$10.49	$10.28	$9.56	$10.36

Investment operations:
Net investment income	.80	A	.76	.61	.78	.96
Net realized and unrealized gain/(loss)	.39		(.05)	.17	.89	(.82)

Total from investment operations	1.19		.71	.78	1.67	.14

Distributions from:
Net investment income	(.78)		(.73)	(.57)	(.95)	(.94)
Net realized gain on investments	—	B	(.13)	—	—	—

Total distributions	(.78)		(.86)	(.57)	(.95)	(.94)

Net asset value, end of year	$10.75		$10.34	$10.49	$10.28	$9.56

Total return	12.14%		7.30%	7.81%	18.27%	2.22%

Ratios to Average Net Assets:C
Total expenses	.61%		.62%	.62%	.67%	.67%
Expenses net of waivers, if any	.61%		.62%	.62%	.58%	.55%
Expenses net of all reductions	.61%		.62%	.62%	.58%	.55%
Net investment income	7.8%		7.8%	7.0%	7.9%	10.2%

Supplemental Data:
Portfolio turnover rate	63.6%		147.2%	121.0%	116.0%	110.1%
Net assets, end of year (in thousands)	$879,323		$596,918	$414,417	$189,458	$149,937

A	Computed using average daily shares outstanding.
B	Amount represents less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Inflation Indexed Plus Bond Portfolio

The average annual total returns for the Western Asset Inflation Indexed Plus Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	One Year	Average Annual Total Returns
			Three Years	Five Years	Since InceptionA
Western Asset Inflation Indexed Plus Bond Portfolio
Institutional Class	+2.28%	+5.89%	+3.52%	+7.56%	+7.01%
Lehman U.S. Treasury Inflation Notes IndexB	+2.51%	+5.30%	+2.98%	+7.41%	+6.98%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.27%. Gross expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.25%. Net expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2006 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until August 1, 2007 to limit total annual operating expenses to 0.25% for the Institutional Class of the Fund’s average daily net assets.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to

A	The Fund’s Institutional Class inception date is March 1, 2001. Since-inception index returns are for periods beginning February 28, 2001.
B	An unmanaged index consisting of all inflation-protected securities issued by the U.S. Treasury.
C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies generally producing positive results. TIPS performed well over the final six months of the period as inflation concerns rose and inflation measures failed to moderate as expected. The real yield curve steepened as inflation concerns rose most in the near-term. A moderate diversification into mortgage-backed securities and the credit sector benefited as volatility remained contained and spreads held in well. Issue selection was advantageous as our decision to emphasize the auto sector performed particularly well. An allocation to emerging market debt also contributed to performance as spreads continued to compress on improving fundamentals and strong technicals.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. The Fund is subject to the additional risks associated with Inflation-Indexed Securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

F	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Expense Example

Western Asset Inflation Indexed Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,014.60	$1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.68	1.26

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.25% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365 .

Annual Report to Shareholders

Performance Information

Western Asset Inflation Indexed Plus Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Since-inception index returns are for periods beginning February 28, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Long-Term Securities	98.6%

Corporate Bonds and Notes	1.5%

Diversified Financial Services	1.2%
Allstate Life Global Funding Trust		3.390%	4/2/07	$4,600	$4,600	A
J.P. Morgan and Co. Inc.		2.991%	2/15/12	2,690	2,785	A

					7,385

Oil, Gas and Consumable Fuels	0.3%
The Williams Cos. Inc.		8.750%	3/15/32	1,900	2,190

Total Corporate Bonds and Notes (Cost—$9,509)					9,575
Asset-Backed Securities	0.2%

Indexed SecuritiesA	0.2%
Bear Stearns Asset Backed Securities Inc. 2003-ABF1		5.690%	1/25/34	181	182
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		6.060%	10/25/32	219	219
Countrywide Asset-Backed Certificates 2002-1		5.880%	8/25/32	55	55
EMC Mortgage Loan Trust 2003-B		5.870%	11/25/41	563	564	B
GSRPM Mortgage Loan Trust 2003-2		6.020%	6/25/33	350	352
Residential Asset Mortgage Products Inc. 2003-RS2		5.660%	3/25/33	73	73

Total Asset-Backed Securities (Cost—$1,442)					1,445
Mortgage-Backed Securities	0.3%

Indexed SecuritiesA	0.3%
Crusade Global Trust 2003-2		5.540%	9/18/34	931	933	C
CS First Boston Mortgage Securities Corp. 2001-28		5.970%	11/25/31	605	609

Total Mortgage-Backed Securities (Cost—$1,537)					1,542
U.S. Government and Agency Obligations	93.6%

Treasury Inflation-Protected SecuritiesD	93.6%
United States Treasury Inflation-Protected Security		3.625%	1/15/08	12,528	12,719
United States Treasury Inflation-Protected Security		3.875%	1/15/09	46,340	48,033
United States Treasury Inflation-Protected Security		4.250%	1/15/10	13,509	14,366
United States Treasury Inflation-Protected Security		0.875%	4/15/10	59,625	57,652	E
United States Treasury Inflation-Protected Security		3.500%	1/15/11	28,566	30,161
United States Treasury Inflation-Protected Security		2.375%	4/15/11	20,435	20,700
United States Treasury Inflation-Protected Security		3.000%	7/15/12	36,179	37,923
United States Treasury Inflation-Protected Security		1.875%	7/15/13	34,746	34,293
United States Treasury Inflation-Protected Security		2.000%	1/15/14	30,911	30,610
United States Treasury Inflation-Protected Security		2.000%	7/15/14	21,346	21,139
United States Treasury Inflation-Protected Security		1.625%	1/15/15	25,513	24,493

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		1.875%	7/15/15	$33,576		$32,822
United States Treasury Inflation-Protected Security		2.000%	1/15/16	17,703		17,430
United States Treasury Inflation-Protected Security		2.500%	7/15/16	24,634		25,278
United States Treasury Inflation-Protected Security		2.375%	1/15/17	19,942		20,237
United States Treasury Inflation-Protected Security		2.375%	1/15/25	26,646		26,819
United States Treasury Inflation-Protected Security		2.000%	1/15/26	35,569		33,804
United States Treasury Inflation-Protected Security		2.375%	1/15/27	12,917		13,023
United States Treasury Inflation-Protected Security		3.625%	4/15/28	37,529		45,681
United States Treasury Inflation-Protected Security		3.875%	4/15/29	44,002		55,855

Total U.S. Government and Agency Obligations (Cost—$601,913)						603,038
Yankee BondsC	2.4%

Commercial Banks	0.8%
Glitnir Banki Hf		6.693%	6/15/16	1,760		1,845	B,F
Kaupthing Bank Hf		7.125%	5/19/16	2,940		3,180	B

						5,025

Foreign Government	1.4%
Federative Republic of Brazil		8.875%	4/15/24	180		234
Federative Republic of Brazil		10.125%	5/15/27	310		450
Federative Republic of Brazil		11.000%	8/17/40	1,151		1,553
Republic of Colombia		11.750%	2/25/20	200		294
Republic of Colombia		7.375%	9/18/37	410		446
Republic of Panama		7.125%	1/29/26	697		753
Russian Federation		5.000%	3/31/30	4,620		5,243	B,F

						8,973

Metals and Mining	0.2%
Vale Overseas Ltd.		6.875%	11/21/36	1,463		1,511

Total Yankee Bonds (Cost—$14,400)						15,509
Foreign Government Obligations	0.6%
Canadian Real Return Bond		3.000%	12/1/36	941	CAD	1,048	G
Kingdom of Sweden Inflation-Protected Notes		3.500%	12/1/28	14,480	SEK	3,068	G

Total Foreign Government Obligations (Cost—$3,560)						4,116
Total Long-Term Securities (Cost—$632,361)						635,225

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	% OF NET ASSETS	VALUE

Total Investments (Cost—$632,361)	98.6%	$635,225
Other Assets Less Liabilities	1.4%	9,011

Net Assets	100.0%	$644,236

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedH
Eurodollar Futures	June 2007	105	$(32)
Eurodollar Futures	September 2007	248	(7)
LIBOR Futures	June 2007	203	13
U.S. Treasury Note Futures	June 2007	198	(115)
U.S. Treasury Note Futures	June 2007	302	68

			$(73)

Options WrittenH
U.S. Treasury Note Futures Put, Strike Price $108.00	April 2007	177	$0

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2007.

B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.68% of net assets.

C	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
D

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

E	All or a portion of this securitiy is collateral to cover futures and options contracts written.
F

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

G

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

H	Options and futures are described in more detail in the notes to financial statements.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

CAD—Canadian Dollar

SEK—Swedish Krona

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$632,361)		$635,225
Swap contracts at value		1,989
Cash		570
Foreign currency at value (Cost—$1,335)		1,371
Receivable for securities sold		33,422
Receivable for fund shares sold		731
Interest receivable		4,561
Unrealized appreciation of forward foreign currency contracts		807

Total assets		678,676

Liabilities:
Payable for securities purchased	$33,311
Accrued management fee	86
Income distribution payable	124
Futures variation margin payable	52
Options written (Proceeds—$79)	79
Unrealized depreciation of forward foreign currency contracts	660
Accrued expenses	128

Total liabilities		34,440

Net Assets		$644,236

Net assets consist of:
Accumulated paid-in-capital		$641,491
Undistributed net investment income		1,056
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(3,467)
Unrealized appreciation of investments, futures, swaps and foreign currency translations		5,156

Net Assets		$644,236

Net Asset Value Per Share:
Institutional Class (61,752 shares outstanding)		$10.43

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Inflation Indexed Plus Bond Portfolio

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$23,643
Income from securities loaned	11

Total income			$23,654
Expenses:
Management fees	$1,160
Audit and legal fees	83
Custodian fees	123
Directors’ fees and expenses	27
Registration fees	15
Reports to shareholders	83
Proxy expense	8
Transfer agent and shareholder servicing expense:
Institutional Class	125
Other expenses	44

	1,668
Less: Fees waived	(214)
Compensating balance credits	(4)

Net expenses			1,450

Net Investment Income			22,204
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(2,859)
Options	300
Futures	(795)
Swaps	2,011
Foreign currency transactions	(311)

			(1,654)
Change in unrealized appreciation/depreciation of:
Investments, futures, swaps and foreign currency translations	13,104
Assets and liabilities denominated in foreign currency	—	A

			13,104

Net Realized and Unrealized Gain on Investments			11,450

Change in Net Assets Resulting From Operations			$33,654

A	Amount represents less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Inflation Indexed Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$22,204	$23,665

Net realized gain/(loss)	(1,654)	3,571

Change in unrealized appreciation/depreciation	13,104	(22,027)

Change in net assets resulting from operations	33,654	5,209

Distributions to shareholders from:
Net investment income:
Institutional Class	(22,375)	(24,662)

Net realized gain on investments:
Institutional Class	—	(3,825)

Change in net assets from fund share transactions:
Institutional Class	90,425	104,064

Change in net assets	101,704	80,786

Net Assets:
Beginning of year	542,532	461,746

End of year	$644,236	$542,532

Under (over) distributions of net investment income	$1,056	$(90)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Inflation Indexed Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.25		$10.74	$11.24	$10.96	$9.92

Investment operations:
Net investment income	.39	A	.54	.42	.37	.51
Net realized and unrealized gain/(loss)	.20		(.38)	(.10)	.71	1.19

Total from investment operations	.59		.16	.32	1.08	1.70

Distributions from:
Net investment income	(.41)		(.56)	(.42)	(.37)	(.51)
Net realized gain on investments	—		(.09)	(.40)	(.43)	(.15)

Total distributions	(.41)		(.65)	(.82)	(.80)	(.66)

Net asset value, end of year	$10.43		$10.25	$10.74	$11.24	$10.96

Total return	5.89%		1.44%	3.27%	10.33%	17.62%

Ratios to Average Net Assets:B
Total expenses	.29%		.27%	.27%	.27%	.27%
Expenses net of waivers, if any	.25%		.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%		.25%	.25%	.25%	.25%
Net investment income	3.8%		5.0%	3.8%	3.4%	4.8%

Supplemental Data:
Portfolio turnover rate	96.4%		177.1%	255.5%	281.8%	75.4%
Net assets, end of year (in thousands)	$644,236		$542,532	$461,746	$346,379	$290,306

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Bond Portfolio

The average annual total returns for the Western Asset Intermediate Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	Average Annual Total Returns
		One Year	Five Years	Ten Years	Since InceptionA
Western Asset Intermediate Bond Portfolio
Institutional Class	+1.68%	+7.17%	+5.97%	+6.48%	+6.68%
Lehman Intermediate U.S. Government/Credit Bond IndexB	+1.59%	+6.14%	+4.91%	+5.99%	+6.22%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.47%. Gross expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.45%. Net expenses are the Fund’s total annual operating expenses for the share class indicated in the Fund’s prospectus dated August 1, 2006 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket

A	The Fund’s Institutional Class inception date is July 1, 1994. Index returns are for periods beginning June 30, 1994.
B

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.
F	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies producing positive results. A tactically driven duration posture was neutral over the period as rates oscillated within a trading range. An overweight to the front end of the yield curve detracted as the curve inverted out to the 5-year point. Overweight exposure to the mortgage-backed sector was a positive, thanks to stable spreads and contained volatility. A moderate exposure to TIPS contributed to returns as breakeven spreads widened during the last six months of the period. Our emphasis on high-yield debt was strongly rewarded as spreads narrowed, in particular on GM and Ford issues.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price.

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,032.80	$2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsA

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A	Source: Standard & Poor's.
B	Preferred Stocks do not have a defined maturity date.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Semi-Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	86.3%

Corporate Bonds and Notes	35.1%

Aerospace and Defense	0.2%
United Technologies Corp.		6.350%	3/1/11	$1,037	$1,085

Airlines	0.4%
Continental Airlines Inc.		6.545%	8/2/20	1,010	1,050
US Airways Pass-Through Trust		6.850%	1/30/18	1,447	1,483

					2,533

Automobiles	0.9%
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	3,360	3,539
Ford Motor Co.		7.450%	7/16/31	1,159	897	A
General Motors Corp.		8.375%	7/15/33	1,198	1,075	A

					5,511

Capital Markets	1.9%
Merrill Lynch and Co. Inc.		5.580%	2/5/10	2,334	2,340	A,B
Morgan Stanley		5.050%	1/21/11	1,544	1,537
Morgan Stanley		5.625%	1/9/12	1,940	1,965
The Bear Stearns Cos. Inc.		4.550%	6/23/10	1,118	1,099
The Goldman Sachs Group Inc.		5.663%	6/28/10	5,494	5,522	B

					12,463

Chemicals	0.8%
The Dow Chemical Co.		5.750%	12/15/08	616	621
The Dow Chemical Co.		5.970%	1/15/09	713	720
The Dow Chemical Co.		6.000%	10/1/12	3,450	3,557

					4,898

Commercial Banks	2.7%
Comerica Capital Trust II		6.576%	2/20/37	960	930	C
HSBC Bank USA		6.243%	6/15/07	3,090	3,090	B,D
SunTrust Capital VIII		6.100%	12/15/36	550	515	C
Wachovia Capital Trust III		5.800%	3/15/42	9,878	9,996	C
Wells Fargo Capital X		5.950%	12/15/36	3,020	2,909

					17,440

Commercial Services and Supplies	0.9%
Waste Management Inc.		6.875%	5/15/09	2,285	2,356
Waste Management Inc.		7.375%	8/1/10	3,055	3,250

					5,606

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Consumer Finance	4.8%
American Express Co.		6.800%	9/1/66	$3,860	$4,111	C
Ford Motor Credit Co.		6.180%	9/28/07	7,730	7,730	B
Ford Motor Credit Co.		8.360%	11/2/07	251	254	A,B
Ford Motor Credit Co.		6.625%	6/16/08	9,148	9,119
GMAC LLC		6.125%	8/28/07	3,792	3,790	A
GMAC LLC		6.500%	9/23/08	995	993	B
GMAC LLC		6.750%	12/1/14	1,556	1,530
Nelnet Inc.		7.400%	9/29/36	1,230	1,263	C
Nissan Motor Acceptance Corp.		5.625%	3/14/11	2,196	2,209	D

					30,999

Diversified Financial Services	4.1%
AGFC Capital Trust I		6.000%	1/15/67	2,080	2,083	C,D
Dryden Investor Trust		7.157%	7/23/08	1,260	1,271
Glen Meadow Pass-Through Certificates		6.505%	2/15/67	2,500	2,539	C,D
HSBC Finance Corp.		5.610%	5/10/10	522	524	B
International Lease Finance Corp.		5.000%	4/15/10	4,262	4,252
JPMorgan Chase and Co.		5.125%	9/15/14	1,329	1,308
JPMorgan Chase Capital XIII		6.314%	9/30/34	122	124	B
National Rural Utilities Cooperative Finance Corp.		3.875%	2/15/08	940	929
National Rural Utilities Cooperative Finance Corp.		5.750%	12/1/08	559	564
Residential Capital Corp.		6.725%	6/29/07	3,962	3,967	B
Residential Capital Corp.		6.660%	11/21/08	5,130	5,138	B
Residential Capital Corp.		6.000%	2/22/11	1,286	1,269
ZFS Finance USA Trust II		6.450%	12/15/35	2,060	2,060	C,D

					26,028

Diversified Telecommunication Services	1.5%
AT&T Inc.		5.300%	11/15/10	3,226	3,240
Embarq Corp.		7.082%	6/1/16	1,880	1,917
Verizon Global Funding Corp.		7.250%	12/1/10	4,051	4,327

					9,484

Electric Utilities	2.2%
Alabama Power Co.		5.550%	8/25/09	1,134	1,137	B
Appalachian Power Co.		3.600%	5/15/08	1,094	1,073
Commonwealth Edison Co.		6.150%	3/15/12	263	262
Duke Energy Corp.		6.250%	1/15/12	1,078	1,128
Duke Energy Corp.		5.625%	11/30/12	729	746
Exelon Corp.		6.750%	5/1/11	2,269	2,364
FirstEnergy Corp.		6.450%	11/15/11	3,107	3,257

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Electric Utilities—Continued
Niagara Mohawk Power Corp.		7.750%	10/1/08	$1,742	$1,803
Pacific Gas and Electric Co.		3.600%	3/1/09	2,309	2,248
TXU Energy Co.		7.000%	3/15/13	430	447

					14,465

Food and Staples Retailing	0.3%
Safeway Inc.		6.500%	3/1/11	760	790
The Kroger Co.		6.200%	6/15/12	883	913

					1,703

Food Products	0.9%
Kraft Foods Inc.		5.625%	11/1/11	1,932	1,956
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	1,978	1,995	D
Sara Lee Corp.		2.750%	6/15/08	1,661	1,609

					5,560

Health Care Equipment and Supplies	0.3%
Hospira Inc.		5.550%	3/30/12	1,700	1,701

Health Care Providers and Services	0.8%
HCA Inc.		8.750%	9/1/10	822	862
Quest Diagnostics Inc.		7.500%	7/12/11	2,220	2,392
Universal Health Services Inc.		6.750%	11/15/11	1,720	1,789

					5,043

Hotels, Restaurants and Leisure	0.1%
Caesars Entertainment Inc.		7.500%	9/1/09	802	838	A

Independent Power Producers and Energy Traders	0.4%
TXU Corp.		4.800%	11/15/09	610	599
TXU Corp.		5.550%	11/15/14	2,480	2,197

					2,796

Insurance	0.5%
The Travelers Cos. Inc.		6.250%	3/15/37	3,020	2,983	C

IT Services	0.4%
Electronic Data Systems Corp.		7.125%	10/15/09	2,625	2,737

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Media	2.6%
Clear Channel Communications Inc.		4.250%	5/15/09	$3,347	$3,244
Comcast Cable Communications Inc.		6.750%	1/30/11	4,303	4,531
Liberty Media LLC		7.875%	7/15/09	2,820	2,958
News America Inc.		5.300%	12/15/14	2,344	2,325
Time Warner Inc.		6.875%	5/1/12	1,288	1,373
Turner Broadcasting System Inc.		8.375%	7/1/13	1,483	1,690
Viacom Inc.		5.750%	4/30/11	420	426

					16,547

Multi-Utilities	0.6%
CenterPoint Energy Inc.		5.875%	6/1/08	1,325	1,330
Dominion Resources Inc.		5.700%	9/17/12	1,596	1,631
MidAmerican Energy Holdings Co.		5.875%	10/1/12	827	851

					3,812

Multiline Retail	0.4%
Federated Retail Holdings Inc.		5.350%	3/15/12	1,050	1,047
May Department Stores Co.		5.750%	7/15/14	1,470	1,459	A

					2,506

Oil, Gas and Consumable Fuels	5.1%
Anadarko Petroleum Corp.		5.950%	9/15/16	4,110	4,119
Devon Financing Corp. ULC		6.875%	9/30/11	2,577	2,741
Hess Corp.		6.650%	8/15/11	4,528	4,768	A
Kinder Morgan Energy Partners LP		7.500%	11/1/10	1,321	1,415	A
Kinder Morgan Energy Partners LP		6.750%	3/15/11	1,337	1,405
Kinder Morgan Energy Partners LP		6.000%	2/1/17	700	708
Occidental Petroleum Corp.		6.750%	1/15/12	1,000	1,072
Pemex Project Funding Master Trust		6.125%	8/15/08	319	321
Pemex Project Funding Master Trust		6.660%	6/15/10	4,603	4,720	B,D
Pemex Project Funding Master Trust		5.948%	12/3/12	1,075	1,083	B,D
Pemex Project Funding Master Trust		7.375%	12/15/14	178	197
Sonat Inc.		7.625%	7/15/11	3,954	4,246
The Williams Cos. Inc.		8.125%	3/15/12	1,540	1,675	A
XTO Energy Inc.		7.500%	4/15/12	859	940
XTO Energy Inc.		6.250%	4/15/13	1,645	1,710	A
XTO Energy Inc.		5.650%	4/1/16	1,612	1,606

					32,726

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Paper and Forest Products	0.3%
Willamette Industries Inc.		7.125%	7/22/13	$1,839	$1,964

Thrifts and Mortgage Finance	0.6%
Residential Capital Corp.		6.460%	4/17/09	1,300	1,295	B
Washington Mutual Inc.		4.200%	1/15/10	2,423	2,364

					3,659

Tobacco	0.1%
Altria Group Inc.		5.625%	11/4/08	550	553
Altria Group Inc.		7.000%	11/4/13	340	369

					922

Wireless Telecommunication Services	1.3%
New Cingular Wireless Services Inc.		8.125%	5/1/12	2,774	3,122
Sprint Capital Corp.		8.375%	3/15/12	2,669	2,978
Sprint Nextel Corp.		6.000%	12/1/16	2,250	2,214

					8,314

Total Corporate Bonds and Notes (Cost—$223,918)					224,323
Asset-Backed Securities	0.9%

Fixed Rate Securities	0.4%
ABFS Mortgage Loan Trust 2002-3		4.263%	9/15/33	104	103	C
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	648	538
Green Tree Financial Corp. 1994-6		8.900%	1/15/20	1,454	1,467
Mego Mortgage Home Loan Trust 1996-2		7.275%	8/15/17	8	8
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	301	300

					2,416

Indexed SecuritiesB	0.4%
AFC Home Equity Loan Trust 2003-3		5.670%	10/25/30	897	898	D
AMRESCO Residential Securities Mortgage Loan Trust 1998-2		6.145%	6/25/28	80	80
Countrywide Asset-Backed Certificates 2002-BC1		5.980%	4/25/32	477	477
Indymac Home Equity Loan Asset-Backed Trust 2001-A		5.580%	3/25/31	297	298
MSDWCC Heloc Trust 2003-1		5.590%	11/25/15	862	863
Residential Asset Securities Corp. 2003-KS1		6.060%	1/25/33	246	247

					2,863

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Stripped Securities	0.1%
ACA CDS 2002-1 Ltd.		2.742%	7/15/08	$6,158	$142	E1
Oakwood Mortgage Investors Inc. 2001-C		6.000%	5/15/08	2,874	166	E1

					308

Total Asset-Backed Securities (Cost—$5,718)					5,587
Mortgage-Backed Securities	5.9%

Fixed Rate Securities	2.1%
Asset Securitization Corp. 1996-D2		6.920%	2/14/29	4	4
Fannie Mae Grantor Trust 2002-T3		5.763%	12/25/11	3,103	3,214
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	490	495
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	1,058	1,057	D
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	3,339	3,238
Virginia Housing Development Mortgage Bonds Pass-Through Certificates 2006		6.000%	6/25/34	5,089	5,089

					13,097

Indexed SecuritiesB	1.9%
Countrywide Home Loans 2003-49		3.697%	10/25/33	810	797
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.049%	9/19/35	1,609	1,600
Impac CMB Trust 2003-12		6.080%	12/25/33	486	486
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	5,915	5,814
Wells Fargo Mortgage-Backed Securities Trust 2004-S		3.539%	9/25/34	3,525	3,422

					12,119

Variable Rate SecuritiesF	1.9%
Banc of America Funding Corp. 2005-B		5.090%	4/25/35	2,199	2,190
Bear Stearns Alt-A Trust 2005-2		4.725%	4/25/35	1,767	1,749
Citigroup Mortgage Loan Trust Inc. 2005-8 1A1A		5.310%	10/25/35	1,897	1,897
Countrywide Home Loans 2004-20		7.323%	9/25/34	1,100	1,125
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.489%	2/25/35	1,678	1,654
MLCC Mortgage Investors Inc. 2005-1 2A1		4.964%	4/25/35	845	840
MLCC Mortgage Investors Inc. 2005-1 2A2		4.964%	4/25/35	2,629	2,614
WaMu Mortgage Pass-Through Certificates 2004-AR11		4.561%	10/25/34	386	383

					12,452

Total Mortgage-Backed Securities (Cost—$37,755)					37,668
U.S. Government and Agency Obligations	20.9%

Fixed Rate Securities	14.9%
Fannie Mae		6.625%	9/15/09	870	905
Fannie Mae		7.250%	1/15/10	162	172

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
Fannie Mae		6.250%	2/1/11	$5,890	$6,179
Fannie Mae		4.625%	5/1/13	235	230
Fannie Mae		4.625%	10/15/13	5,600	5,511
Fannie Mae		5.125%	1/2/14	1,053	1,054
Fannie Mae		5.550%	2/16/17	3,140	3,152
Farmer Mac		4.250%	7/29/08	1,005	996
Farmer Mac		4.875%	4/4/12	2,561	2,563
Federal Home Loan Bank		5.100%	9/19/08	700	702
Federal Home Loan Bank		5.800%	3/30/09	485	493
Federal Home Loan Bank		5.375%	10/30/09	2,000	2,000
Federal Home Loan Bank		5.000%	12/21/15	840	839
Federal Home Loan Bank		4.750%	12/16/16	340	333
Federal Home Loan Bank		5.500%	7/15/36	180	186
Freddie Mac		4.750%	1/18/11	5,899	5,883
Freddie Mac		5.125%	4/18/11	3,890	3,930
Tennessee Valley Authority		5.625%	1/18/11	373	383
Tennessee Valley Authority		6.790%	5/23/12	2,747	2,982
Tennessee Valley Authority		5.980%	4/1/36	70	76
United States Treasury Bonds		6.125%	11/15/27	1,475	1,703	A
United States Treasury Notes		4.375%	5/15/07	794	793
United States Treasury Notes		6.625%	5/15/07	1,856	1,859
United States Treasury Notes		2.750%	8/15/07	421	417
United States Treasury Notes		4.375%	1/31/08	81	81
United States Treasury Notes		3.750%	5/15/08	19,642	19,408
United States Treasury Notes		5.000%	7/31/08	8,400	8,422
United States Treasury Notes		3.875%	5/15/09	3,946	3,889
United States Treasury Notes		4.000%	6/15/09	4,246	4,194
United States Treasury Notes		3.875%	9/15/10	5,956	5,833
United States Treasury Notes		4.500%	2/28/11	2,901	2,897
United States Treasury Notes		4.750%	3/31/11	1,118	1,127	A
United States Treasury Notes		4.875%	4/30/11	450	455
United States Treasury Notes		4.625%	8/31/11	1,500	1,506
United States Treasury Notes		4.500%	11/30/11	4,220	4,213
United States Treasury Notes		4.250%	8/15/15	336	327

					95,693

Stripped Securities	0.6%
United States Treasury Bonds		0.000%	11/15/24	9,318	3,883	A,E2

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued
Treasury Inflation-Protected SecuritiesG	5.4%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$1,261	$1,219
United States Treasury Inflation-Protected Security		2.375%	4/15/11	7,240	7,334
United States Treasury Inflation-Protected Security		3.000%	7/15/12	18	19
United States Treasury Inflation-Protected Security		1.875%	7/15/13	339	335
United States Treasury Inflation-Protected Security		2.000%	1/15/14	3,082	3,052	A
United States Treasury Inflation-Protected Security		2.000%	7/15/14	157	155	A
United States Treasury Inflation-Protected Security		1.875%	7/15/15	3,936	3,848
United States Treasury Inflation-Protected Security		2.000%	1/15/16	2,586	2,546
United States Treasury Inflation-Protected Security		2.500%	7/15/16	6,625	6,798
United States Treasury Inflation-Protected Security		2.375%	1/15/25	1,475	1,485
United States Treasury Inflation-Protected Security		2.000%	1/15/26	939	892	A
United States Treasury Inflation-Protected Security		2.375%	1/15/27	6,544	6,598

					34,281

Total U.S. Government and Agency Obligations (Cost—$133,683)					133,857
U.S. Government Agency Mortgage-Backed Securities	11.9%

Fixed Rate Securities	9.6%
Fannie Mae		6.500%	6/1/14	103	106
Fannie Mae		8.000%	9/1/15	48	50
Fannie Mae		9.500%	4/15/21	38	42
Fannie Mae		6.000%	10/1/36	15,737	15,854
Fannie Mae		5.000%	12/1/37	39,300	37,961	H
Fannie Mae		6.500%	12/1/37	50	51	H
Freddie Mac		4.375%	11/16/07	4,100	4,079
Freddie Mac		4.500%	1/15/13	1,985	1,947
Freddie Mac		6.500%	6/1/13 to 11/1/15	56	58
Freddie Mac		7.500%	4/1/17	3	3
Freddie Mac		9.300%	4/15/19	59	62
Freddie Mac		5.000%	12/1/37	891	861	H
Government National Mortgage Association		6.000%	12/1/37	300	304	H

					61,378

Indexed SecuritiesB	2.3%
Fannie Mae		5.407%	3/1/18	24	25
Fannie Mae		4.323%	11/1/34	662	656
Fannie Mae		4.212%	12/1/34	848	838
Fannie Mae		4.861%	1/1/35	3,732	3,732

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued
Indexed Securities—Continued
Fannie Mae		3.754%	3/1/35	$1,380	$1,357
Fannie Mae		4.764%	4/1/35	970	963
Freddie Mac		5.920%	1/1/19	8	8
Freddie Mac		4.339%	12/1/34	320	316
Freddie Mac		4.464%	12/1/34	1,649	1,638
Freddie Mac		4.079%	1/1/35	322	317
Freddie Mac		4.121%	1/1/35	537	528
Freddie Mac		4.601%	7/1/35	4,349	4,355

					14,733

Stripped Securities	N.M.
Fannie Mae		0.000%	5/25/22	8	7	E2
Freddie Mac		10.000%	3/1/21	7	1	E1

					8

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$76,509)					76,119
Yankee BondsI	11.5%

Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	1,179	1,243	D

Commercial Banks	5.2%
Glitnir Banki Hf		5.800%	1/21/11	4,310	4,342	B,D
Glitnir Banki Hf		6.190%	7/28/11	120	122	B,D
HBOS Treasury Services PLC		4.000%	9/15/09	1,240	1,211	D
HSBC Holdings PLC		7.500%	7/15/09	3,808	3,993
Kaupthing Bank Hf		5.750%	10/4/11	4,090	4,124	D
Landsbanki Islands Hf		6.100%	8/25/11	2,210	2,268	D
Resona Preferred Global Securities		7.191%	12/29/49	3,680	3,887	C,D
Royal Bank of Scotland Group PLC		9.118%	3/31/49	2,431	2,687
Santander Issuances		5.805%	6/20/16	1,030	1,046	C,D
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	5,325	5,379	C,D
TNK-BP Finance SA		6.125%	3/20/12	210	208	D
TuranAlem Finance BV		6.735%	1/22/09	970	971	B,D
VTB Capital SA for Vneshtorgbank		5.960%	8/1/08	3,000	3,001	B,D
VTB Capital SA for Vneshtorgbank		5.960%	8/1/08	240	241	B,D

					33,480

Diversified Financial Services	1.3%
Aiful Corp.		5.000%	8/10/10	3,371	3,321	D
European Investment Bank		4.625%	3/21/12	730	723
MUFG Captial Finance 1 Ltd.		6.346%	7/29/49	1,612	1,646	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued
Diversified Financial Services—Continued
TNK-BP Finance SA		6.875%	7/18/11	$2,783		$2,856	D

						8,546

Diversified Telecommunication Services	2.7%
British Telecommunications PLC		8.625%	12/15/10	3,817		4,261	J
Deutsche Telekom International Finance BV		8.000%	6/15/10	1,612		1,747	J
France Telecom SA		7.750%	3/1/11	2,358		2,569
Koninklijke (Royal) KPN NV		8.000%	10/1/10	4,007		4,347
Telecom Italia Capital		5.840%	2/1/11	2,779		2,778	B
Vodafone Group PLC		5.350%	2/27/12	1,430		1,434

						17,136

Electric Utilities	0.2%
SP PowerAssets Ltd.		5.000%	10/22/13	1,592		1,580	D

Foreign Government	N.M.
Russian Federation		5.000%	3/31/30	224		254	C,D

Health Care Equipment and Supplies	0.2%
Baxter Finco BV		4.750%	10/15/10	1,370		1,353

Industrial Conglomerates	0.4%
Tyco International Group SA		6.000%	11/15/13	2,358		2,479

Metals and Mining	0.6%
Vale Overseas Ltd.		6.250%	1/23/17	3,560		3,627

Multi-Utilities	0.1%
United Utilities PLC		6.450%	4/1/08	778		786

Oil, Gas and Consumable Fuels	0.6%
Gazprom		6.212%	11/22/16	1,710		1,711	D
Gazprom		6.510%	3/7/22	940		954	A,D
Petrozuata Finance Inc.		8.220%	4/1/17	883		887	D

						3,552

Total Yankee Bonds (Cost—$73,216)						$74,036
Preferred Stocks	0.1%
Home Ownership Funding Corp.		1.000%		1	shs	88	D
Home Ownership Funding Corp. II		1.000%		2		262	D

Total Preferred Stocks (Cost—$1,942)						350

Total Long-Term Securities (Cost—$552,741)						551,940

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Investment of Collateral From Securities Lending	2.7%
State Street Navigator Securities Lending Prime Portfolio				$17,149	$17,149

Total Investment of Collateral From Securities Lending (Cost—$17,149)					17,149
Short-Term Securities	19.0%

U.S. Government and Agency Obligations	0.9%
Fannie Mae		0.000%	6/25/07	5,839	5,769	K,L

Repurchase Agreement	18.1%
Lehman Brothers Inc. 5.25%, dated 3/30/07, to be repurchased at $115,896 on 4/2/07 (Collateral: $114,725 Freddie Mac notes, 5.5%, due 9/15/11, value $118,162)				115,845	115,845

Total Short-Term Securities (Cost—$121,616)					121,614
Total Investments (Cost—$691,506)	108.0%				690,703
Obligation to return collateral from securities lending	(2.7)%				(17,149)
Other Assets Less Liabilities	(5.3)%				(33,819)

Net Assets	100.0%				$639,735

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Eurodollar Futures	September 2007	143	$(4)
U.S. Treasury Note Futures	June 2007	99	12
U.S. Treasury Note Futures	June 2007	264	168
U.S. Treasury Note Futures	June 2007	845	365

			$541

Futures Contracts WrittenM
U.S. Treasury Bond Futures	June 2007	58	66

			$66

Options WrittenM
Lehman Brothers Swaption Call, Strike Price $0.83	April 2007	21,300,000	13
Lehman Brothers Swaption Put, Strike Price $0.10	April 2007	21,300,000	25
Barclays Swaption Put, Strike Price $0.85	June 2007	5,100,000	(11)
U.S. Treasury Bond Futures Call, Strike Price $116.00	May 2007	225	26

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
U.S. Treasury Bond Futures Put, Strike Price $108.00	May 2007	225	(3)

			$50

N.M. Not Meaningful.

A	All or a portion of this security is on loan.
B

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2007.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 9.64% of net assets.

E

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

F	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
G

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value

H	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
I	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
J	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
K	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
L	All or a portion of this security is collateral to cover futures and options contracts written.
M	Options and futures are described in more detail in the notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$569,890)		$569,089	A
Short-term securities at value (Cost—$121,616)		121,614
Receivable for securities sold		10,388
Receivable for fund shares sold		1,406
Interest receivable		6,517

Total assets		709,014

Liabilities:
Obligation to return collateral for securities loaned	$17,149
Swap contracts at value	61
Payable for securities purchased	49,788
Payable for fund shares repurchased	1,330
Accrued management fee	223
Income distribution payable	391
Futures variation margin payable	39
Options written (Proceeds—$169)	119
Accrued expenses	179

Total liabilities		69,279

Net Assets		$639,735

Net assets consist of:
Accumulated paid-in-capital		$645,265
Undistributed net investment income		409
Accumulated net realized loss on investments, options, futures and swaps		(5,942)
Unrealized appreciation of investments, options, futures and swaps		3

Net Assets		$639,735

Net Asset Value Per Share:
Institutional Class (61,307 shares outstanding)		$10.43

A	The market value of securities on loan is $18,541.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Bond Portfolio

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$33,194
Dividends	246
Income from securities loaned	166

Total income		$33,606
Expenses:
Management fees	2,569
Audit and legal fees	97
Custodian fees	152
Directors’ fees and expenses	35
Registration fees	32
Reports to shareholders	15
Proxy expense	5
Transfer agent and shareholder servicing expense:
Institutional Class	25
Other expenses	56

	2,986
Less: Fees waived	(91)
Compensating balance credits	(5)

Net expenses		2,890

Net Investment Income		30,716
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(3,226)
Options	122
Futures	794
Swaps	645

		(1,665)
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		15,153

Net Realized and Unrealized Gain on Investments		13,488

Change in Net Assets Resulting From Operations		$44,204

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$30,716	$30,272

Net realized loss	(1,665)	(5,633)

Change in unrealized appreciation/depreciation	15,153	(9,284)

Change in net assets resulting from operations	44,204	15,355

Distributions to shareholders from:
Net investment income:
Institutional Class	(30,869)	(30,414)

Net realized gain on investments:
Institutional Class	—	(6,582)

Change in net assets from fund share transactions:
Institutional Class	(113,092)	100,653

Change in net assets	(99,757)	79,012

Net Assets:
Beginning of year	739,492	660,480

End of year	$639,735	$739,492

Undistributed net investment income	$409	$242

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.21		$10.51	$11.01	$10.92	$10.39

Investment operations:
Net investment income	.49	A	.44	.38	.44	.53
Net realized and unrealized gain/(loss)	.22		(.20)	(.22)	.36	.62

Total from investment operations	.71		.24	.16	.80	1.15

Distributions from:
Net investment income	(.49)		(.44)	(.38)	(.44)	(.53)
Net realized gain on investments	—		(.10)	(.28)	(.27)	(.09)

Total distributions	(.49)		(.54)	(.66)	(.71)	(.62)

Net asset value, end of year	$10.43		$10.21	$10.51	$11.01	$10.92

Total return	7.17%		2.37%	1.66%	7.58%	11.37%

Ratios to Average Net Assets:B
Total expenses	.46%		.47%	.46%	.47%	.45%
Expenses net of waivers, if any	.45%		.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%		.45%	.45%	.45%	.45%
Net investment income	4.80%		4.30%	3.60%	4.00%	5.00%

Supplemental Data:
Portfolio turnover rate	244.1%		266.1%	215.7%	255.1%	238.5%
Net assets, end of year (in thousands)	$639,735		$739,492	$660,480	$587,229	$539,874

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Plus Bond Portfolio

The average annual total returns for the Western Asset Intermediate Plus Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	Average Annual Total Return
		One Year	Since InceptionA
Western Asset Intermediate Plus Bond Portfolio
Institutional Class	+1.67%	+6.98%	+3.91%
Lehman Intermediate U.S. Government/Credit Bond IndexB	+1.59%	+6.14%	+2.60%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.76%. Gross expenses are the Fund’s total annual operating expenses for the share classes in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.45%. Net expenses are the Fund’s total annual operating expenses for the share class in the Fund’s prospectus dated August 1, 2006 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust

A	The Fund’s Institutional Class inception date is April 1, 2004. Since-inception index returns are for periods beginning March 31, 2004.
B

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.
F	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies producing positive results. A tactically driven duration posture was neutral over the period as rates oscillated within a trading range. An overweight to the front end of the yield curve detracted as the curve inverted out to the 5-year point. Overweight exposure to the mortgage-backed sector was a positive, thanks to stable spreads and contained volatility. A moderate exposure to TIPS contributed to returns as breakeven spreads widened during the last six months of the period. Our emphasis on high-yield debt was strongly rewarded as spreads narrowed, in particular on GM and Ford issues. A moderate allocation to emerging market debt also contributed as spreads compressed to historically low levels. A diversification into nondollar debt was neutral but the decision to leave some currency exposure unhedged benefited as the dollar lost ground against most major currencies.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,030.20	$2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Plus Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk. Non-U.S. investment are subject to currency fluctuations, social, economic and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning March 31, 2004.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred Stocks do not have a defined maturity date.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities	91.2%

Corporate Bonds and Notes	38.9%

Automobiles	0.8%
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	$440		$463
Ford Motor Co.		7.450%	7/16/31	110		85
General Motors Corp.		8.375%	7/5/33	50	EUR	63
General Motors Corp.		8.375%	7/15/33	120		108

						719

Capital Markets	1.2%
Lehman Brothers Holdings Inc.		4.500%	7/26/10	140		137
Merrill Lynch and Co. Inc.		5.580%	2/5/10	160		161	A
Morgan Stanley		5.050%	1/21/11	180		179
Morgan Stanley		5.625%	1/9/12	330		334
The Bear Stearns Cos. Inc.		4.550%	6/23/10	250		246

						1,057

Chemicals	0.7%
The Dow Chemical Co.		5.750%	12/15/08	100		100
The Dow Chemical Co.		5.970%	1/15/09	70		71
The Dow Chemical Co.		6.000%	10/1/12	450		464

						635

Commercial Banks	2.7%
Comerica Capital Trust II		6.576%	2/20/37	130		126	B
HSBC Bank USA		6.250%	6/15/07	410		410	A,C
SunTrust Capital VIII		6.100%	12/15/31	80		75	B
Wachovia Capital Trust III		5.800%	08/29/49	1,350		1,366	B
Wells Fargo Capital X		5.950%	12/15/36	410		395

						2,372

Commercial Services and Supplies	0.9%
Waste Management Inc.		6.875%	5/15/09	250		258
Waste Management Inc.		7.375%	8/1/10	460		489

						747

Computers and Peripherals	0.1%
International Business Machines Corp.		4.750%	11/29/12	100		99

Consumer Finance	7.1%
American Express Co.		6.800%	9/1/66	550		586	B
Caterpillar Financial Services Corp.		3.450%	1/15/09	120		117

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance—Continued
Ford Motor Credit Co.		6.625%	6/16/08	$850	$847
Ford Motor Credit Co.		8.105%	1/13/12	940	919	A
Ford Motor Credit Co.		9.810%	4/15/12	1,000	1,060	A
GMAC LLC		6.125%	8/28/07	370	370
GMAC LLC		6.875%	9/15/11	700	701
GMAC LLC		6.000%	12/15/11	850	824
GMAC LLC		6.750%	12/1/14	40	39
John Deere Capital Corp.		5.100%	1/15/13	200	199
Nelnet Inc.		7.400%	9/29/36	160	164	B
Nissan Motor Acceptance Corp.		5.625%	3/14/11	320	322	C

					6,148

Diversified Financial Services	4.0%
AGFC Capital Trust I		6.000%	1/15/67	280	280	B,C
Glen Meadow Pass-Through Certificates		6.505%	2/12/67	340	345	B,C
HSBC Finance Corp.		5.610%	5/10/10	454	456	A
International Lease Finance Corp.		5.000%	4/15/10	510	509
JPMorgan Chase and Co.		5.125%	9/15/14	210	207
JPMorgan Chase Capital XIII		6.300%	9/30/34	20	20	A
National Rural Utilities Cooperative Finance Corp.		3.875%	2/15/08	100	99
Residential Capital Corp.		6.725%	6/29/07	100	100	A
Residential Capital Corp.		6.660%	11/21/08	80	80	A
Residential Capital Corp.		6.000%	2/22/11	300	296
Residential Capital LLC		6.375%	6/30/10	420	420
The Williams Cos. Inc. Credit Linked Certificate Trust		6.750%	4/15/09	170	174	C
The Williams Cos. Inc. Credit Linked Certificate Trust		8.610%	5/1/09	255	269	A,C
ZFS Finance USA Trust II		6.450%	12/15/35	240	240	B,C

					3,495

Diversified Telecommunication Services	1.5%
AT&T Inc.		5.300%	11/15/10	460	462
Embarq Corp.		7.082%	6/1/16	250	255
Qwest Communications International Inc.		8.860%	2/15/09	200	202	A
Verizon Global Funding Corp.		7.250%	12/1/10	350	374

					1,293

Electric Utilities	2.3%
Alabama Power Co.		5.550%	8/25/09	120	120	A
Appalachian Power Co.		3.600%	5/15/08	277	272
Duke Energy Corp.		6.250%	1/15/12	200	209

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities—Continued
Duke Energy Corp.		5.625%	11/30/12	$160	$164
Exelon Corp.		6.750%	5/1/11	300	313
FirstEnergy Corp.		6.450%	11/15/11	500	524
Niagara Mohawk Power Corp.		7.750%	10/1/08	50	52
Pacific Gas and Electric Co.		3.600%	3/1/09	320	311
TXU Energy Co.		7.000%	3/15/13	50	52

					2,017

Food and Staples Retailing	0.1%
Safeway Inc.		6.500%	3/1/11	110	114

Food Products	0.9%
Kraft Foods Inc.		5.625%	11/1/11	340	344
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	320	323	C
Sara Lee Corp.		2.750%	6/15/08	150	145

					812

Health Care Equipment and Supplies	0.2%
Hospira Inc.		5.550%	3/30/12	200	200

Health Care Providers and Services	1.2%
HCA Inc.		8.750%	9/1/10	50	52
HCA Inc.		6.250%	2/15/13	130	118
HCA Inc.		6.750%	7/15/13	70	64
HCA Inc.		9.125%	11/15/14	10	11	C
HCA Inc.		9.250%	11/15/16	90	97	C
HCA Inc.		9.625%	11/15/16	60	65	C,D
Quest Diagnostics Inc.		7.500%	7/12/11	320	345
Universal Health Services Inc.		6.750%	11/15/11	240	250

					1,002

Hotels, Restaurants and Leisure	0.1%
Caesars Entertainment Inc.		7.500%	9/1/09	90	94

Independent Power Producers and Energy Traders	0.7%
The AES Corp.		9.500%	6/1/09	150	160
TXU Corp.		4.800%	11/15/09	170	167
TXU Corp.		5.550%	11/15/14	280	248

					575

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Corporate Bonds and Notes—Continued

Insurance	0.5%
The Travelers Cos. Inc.		6.250%	3/15/37	$400	$395	B

IT Services	0.4%
Electronic Data Systems Corp.		7.125%	10/15/09	330	344

Leisure Equipment and Products	N.M.
Eastman Kodak Co.		3.625%	5/15/08	10	10

Media	2.6%
Clear Channel Communications Inc.		4.250%	5/15/09	480	465
Comcast Cable Communications Inc.		6.750%	1/30/11	510	537
Liberty Media LLC		7.875%	7/15/09	440	462
News America Inc.		5.300%	12/15/14	400	397
Time Warner Inc.		6.875%	5/1/12	200	213
Turner Broadcasting System Inc.		8.375%	7/1/13	130	148
Viacom Inc.		5.750%	4/30/11	60	61

					2,283

Metals and Mining	0.5%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	400	433

Multi-Utilities	0.6%
CenterPoint Energy Inc.		5.875%	6/1/08	120	121
Dominion Resources Inc.		5.700%	9/17/12	380	388

					509

Multiline Retail	0.4%
Federated Retail Holdings Inc.		5.350%	3/15/12	140	140
May Department Stores Co.		5.750%	7/15/14	210	208

					348

Oil, Gas and Consumable Fuels	6.6%
ConocoPhillips		4.750%	10/15/12	500	494
Devon Financing Corp. ULC		6.875%	9/30/11	450	479
El Paso Corp.		7.000%	5/15/11	730	767
Hess Corp.		6.650%	8/15/11	690	727
Kerr-McGee Corp.		6.875%	9/15/11	650	688
Kinder Morgan Energy Partners LP		7.500%	11/1/10	290	311
Kinder Morgan Energy Partners LP		6.750%	3/15/11	80	84
Kinder Morgan Energy Partners LP		6.000%	2/1/17	70	71

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Occidental Petroleum Corp.		6.750%	1/15/12	$200	$214
Pemex Project Funding Master Trust		6.125%	8/15/08	322	324
Pemex Project Funding Master Trust		5.948%	12/3/12	220	222	A,C
Pemex Project Funding Master Trust		7.375%	12/15/14	230	254
The Williams Cos. Inc.		6.375%	10/1/10	60	61	C
The Williams Cos. Inc.		7.360%	10/1/10	280	289	A,C
XTO Energy Inc.		7.500%	4/15/12	100	109
XTO Energy Inc.		6.250%	4/15/13	190	197
XTO Energy Inc.		5.650%	4/1/16	460	458

					5,749

Paper and Forest Products	0.1%
Weyerhaeuser Co.		6.750%	3/15/12	50	53

Thrifts and Mortgage Finance	0.5%
Residential Capital Corp.		6.460%	4/17/09	130	129	A
Washington Mutual Inc.		4.200%	1/15/10	290	283

					412

Tobacco	0.8%
Altria Group Inc.		5.625%	11/4/08	170	171
Altria Group Inc.		7.000%	11/4/13	480	521

					692

Wireless Telecommunication Services	1.4%
New Cingular Wireless Services Inc.		8.125%	5/1/12	400	450
Sprint Capital Corp.		8.375%	3/15/12	370	413
Sprint Nextel Corp.		6.000%	12/1/16	310	305

					1,168

Total Corporate Bonds and Notes (Cost—$33,671)					33,775
Asset-Backed Securities	0.1%

Indexed SecuritiesA	0.1%
Metris Master Trust 2004-1		5.630%	4/20/11	100	100

Total Asset-Backed Securities (Cost—$100)					100

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Mortgage-Backed Securities	3.2%

Fixed Rate Securities	N.M.
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1		7.000%	3/25/34	$23	$24

Indexed SecuritiesA	0.7%
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.049%	9/19/35	163	161
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	450	442
MLCC Mortgage Investors Inc. 2004-B		7.034%	5/25/29	22	23

					626

Variable Rate SecuritiesE	2.5%
Banc of America Funding Corp. 2005-B		5.090%	4/20/35	179	178
Bear Stearns Alt-A Trust 2005-2		4.723%	4/25/35	133	132
Countrywide Home Loans 2004-20		7.408%	9/25/34	26	27
JP Morgan Mortgage Trust 2004-A3		4.302%	7/25/34	572	565
MLCC Mortgage Investors Inc. 2005-1 2A1		4.964%	4/25/35	62	62
MLCC Mortgage Investors Inc. 2005-1 2A2		4.964%	4/25/35	202	201
Structured Adjustable Rate Mortgage Loan Trust 2004-6 3A2		4.715%	6/25/34	186	186
Washington Mutual Inc. 2005-AR12		4.838%	10/25/35	482	476
Washington Mutual Inc. 2005-AR4		4.672%	4/25/35	300	295

					2,122

Total Mortgage-Backed Securities (Cost—$2,779)					2,772
U.S. Government and Agency Obligations	27.4%

Fixed Rate Securities	21.5%
Fannie Mae		6.625%	9/15/09	130	135
Fannie Mae		4.625%	10/15/13	430	423
Fannie Mae		5.550%	2/16/17	410	412
Farmer Mac		4.250%	7/29/08	80	79
Federal Home Loan Bank		5.125%	6/13/08	140	140
Federal Home Loan Bank		5.100%	9/19/08	100	100
Federal Home Loan Bank		5.000%	12/21/15	540	540
Federal Home Loan Bank		4.750%	12/16/16	210	206
Federal Home Loan Bank		5.500%	7/15/36	20	21
Freddie Mac		4.750%	1/18/11	710	708
Tennessee Valley Authority		5.625%	1/18/11	10	10
Tennessee Valley Authority		6.790%	5/23/12	210	228
Tennessee Valley Authority		5.980%	4/1/36	10	11

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Bonds		8.875%	8/15/17	$10	$13
United States Treasury Bonds		6.125%	11/15/27	110	127
United States Treasury Notes		3.000%	11/15/07	3,600	3,556
United States Treasury Notes		4.375%	1/31/08	120	119
United States Treasury Notes		3.750%	5/15/08	3,940	3,893
United States Treasury Notes		5.000%	7/31/08	700	702
United States Treasury Notes		3.375%	10/15/09	760	739
United States Treasury Notes		6.500%	2/15/10	40	42
United States Treasury Notes		3.875%	9/15/10	2,650	2,595
United States Treasury Notes		4.500%	2/28/11	340	340
United States Treasury Notes		4.750%	3/31/11	80	81
United States Treasury Notes		4.875%	4/30/11	950	961
United States Treasury Notes		4.500%	11/30/11	460	459
United States Treasury Notes		4.000%	2/15/14	1,540	1,486
United States Treasury Notes		4.250%	8/15/15	130	126
United States Treasury Notes		4.500%	11/15/15	420	416

					18,668

Stripped Securities	0.6%
United States Treasury Bonds		0.000%	11/15/24	1,270	529	G2

Treasury Inflation-Protected SecuritiesH	5.3%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	171	165
United States Treasury Inflation-Protected Security		2.375%	4/15/11	999	1,012
United States Treasury Inflation-Protected Security		2.000%	1/15/14	624	618
United States Treasury Inflation-Protected Security		2.000%	7/15/14	11	11
United States Treasury Inflation-Protected Security		1.875%	7/15/15	406	397
United States Treasury Inflation-Protected Security		2.000%	1/15/16	326	321
United States Treasury Inflation-Protected Security		2.500%	7/15/16	932	956
United States Treasury Inflation-Protected Security		2.375%	1/15/25	75	76
United States Treasury Inflation-Protected Security		2.000%	1/15/26	102	97
United States Treasury Inflation-Protected Security		2.375%	1/15/27	893	901

					4,554

Total U.S. Government and Agency Obligations (Cost—$23,748)					23,751

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

U.S. Government Agency Mortgage-Backed Securities	9.9%

Fixed Rate Securities	8.7%
Fannie Mae		5.000%	12/1/37	$5,900	$5,699	I
Fannie Mae		6.000%	12/1/37	1,400	1,410	I
Freddie Mac		4.375%	11/16/07	370	368
Freddie Mac		5.000%	12/1/37	100	97	I

					7,574

Indexed SecuritiesA	1.2%
Fannie Mae		4.255%	12/1/34	598	591
Fannie Mae		4.597%	9/1/35	354	355
Freddie Mac		4.079%	1/1/35	23	23
Freddie Mac		4.119%	1/1/35	40	39

					1,008

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$8,621)					8,582
Yankee BondsJ	11.1%

Commercial Banks	4.8%
Banco Santiago SA		5.690%	12/9/09	200	202	A,C
European Investment Bank		4.625%	3/21/12	100	99
Glitnir Banki Hf		5.800%	1/21/11	640	645	A,C
HSBC Holdings PLC		7.500%	7/15/09	120	126
Kaupthing Bank Hf		5.750%	10/4/11	580	585	C
Landsbanki Islands Hf		6.100%	8/25/11	330	339	C
Resona Preferred Global Securities		7.191%	12/29/49	520	549	B,C
Royal Bank of Scotland Group PLC		9.118%	3/31/49	180	199
Santander Issuances		5.805%	6/20/16	140	142	B,C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	750	757	B,C
TuranAlem Finance BV		6.735%	1/22/09	130	130	A,C
VTB Capital SA for Vneshtorgbank		5.960%	8/1/08	430	430	A,C

					4,203

Diversified Financial Services	1.1%
Aiful Corp.		5.000%	8/10/10	390	384	C
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	150	153	B
TNK-BP Finance SA		6.875%	7/18/11	380	390	C

					927

Diversified Telecommunication Services	2.7%
British Telecommunications PLC		8.625%	12/15/10	350	391	K
Deutsche Telekom International Finance BV		8.000%	6/15/10	440	477	K
France Telecom SA		7.750%	3/1/11	400	436

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services—Continued
Koninklijke (Royal) KPN NV		8.000%	10/1/10	$490		$531
Telecom Italia Capital		5.840%	2/1/11	370		370	A
Vodafone Group PLC		5.350%	2/27/12	190		191

						2,396

Foreign Government	0.6%
Federative Republic of Brazil		8.875%	4/15/24	20		26
Federative Republic of Brazil		10.125%	5/15/27	22		32
Federative Republic of Brazil		11.000%	8/17/40	144		194
Republic of Colombia		11.750%	2/25/20	17		25
Republic of Colombia		7.375%	9/18/37	100		109
Republic of Panama		7.125%	1/29/26	55		60
Russian Federation		5.000%	3/31/30	40		45	B,C
United Mexican States		6.750%	9/27/34	9		10

						501

Health Care Equipment and Supplies	0.3%
Baxter Finco BV		4.750%	10/15/10	220		217

Industrial Conglomerates	0.6%
Tyco International Group SA		6.000%	11/15/13	460		483

Metals and Mining	0.5%
Vale Overseas Ltd.		6.250%	1/23/17	460		469

Multi-Utilities	0.2%
United Utilities PLC		6.450%	4/1/08	170		172

Oil, Gas and Consumable Fuels	0.3%
Gazprom		6.212%	11/22/16	190		190	C
Gazprom		6.510%	3/7/22	110		112	C

						302

Total Yankee Bonds (Cost—$9,533)						9,670
Foreign Government Obligations	0.6%
Canadian Real Return Bond		4.000%	12/1/31	72	CAD	90	L
Federal Republic of Germany		3.750%	1/4/15	310	EUR	407

Total Foreign Government Obligations (Cost—$469)						497

Total Long-Term Securities (Cost—$78,921)						79,147

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Short-Term Securities	12.5%

U.S. Government and Agency Obligations	0.4%
Fannie Mae		0.000%	6/25/07	$346		$342	F,M

Options PurchasedN	N.M.
Euribor Call, September 2007, Strike Price $95.875				24	O	3

Repurchase Agreement	12.1%
Goldman Sachs Group Inc. 5.32% dated 3/30/07, to be repurchased at $10,524 on 4/2/07 (Collateral: $10,705 Fannie Mae notes, 6.08%, due 12/6/21, value $10,732)				10,519		10,519

Total Short-Term Securities (Cost—$10,870)						10,864
Total Investments (Cost—$89,791)	103.7%					90,011
Other Assets Less Liabilities	(3.7)%					(3,189)

Net Assets	100.0%					$86,822

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedN
Bundesobligations Futures	June 2007	32	$(51)
Eurodollar Futures	September 2007	20	(1)
LIBOR Futures	September 2007	69	(41)
U.S. Treasury Note Futures	June 2007	40	26
U.S. Treasury Note Futures	June 2007	115	52

			$(15)

Futures Contracts WrittenN
U.S. Treasury Bond Futures	June 2007	8	$10
U.S. Treasury Note Futures	June 2007	98	(32)

			$(22)

Options WrittenN
JP Morgan Swaption Call, Strike Price $0.80	April 2007	1,300,000	$1
JP Morgan Swaption Call, Strike Price $0.83	April 2007	1,300,000	1
JP Morgan Swaption Call, Strike Price $0.83	April 2007	1,300,000	1
Lehman Brothers Swaption Call, Strike Price $0.83	April 2007	1,400,000	1
Lehman Brothers Swaption Put, Strike Price $0.10	April 2007	1,400,000	1
JP Morgan Swaption Put, Strike Price $0.10	April 2007	1,300,000	1
Barclay’s Swaption Put, Strike Price $0.85	June 2007	700,000	(1)

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
JP Morgan Swaption Put, Strike Price $1.00	April 2007	1,300,000	$2
U.S. Treasury Bond Futures Call, Strike Price $116.00	May 2007	30	3
U.S. Treasury Bond Futures Put, Strike Price $108.00	May 2007	30	(—	)P

			$10

N.M.—Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2007.

B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 9.22% of net assets.

D	Pay-in-Kind (“PIK”) Security – A bond in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
E	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
F	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
G

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

H

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

I	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
K	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
L

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

M	All or a portion of this securitiy is collateral to cover futures and options contracts written.
N	Options and futures are described in more detail in the notes to financial statements.
O	Par represents actual number of contracts.
P	Amount represents less than $1.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

CAD—Canadian Dollar

EUR—Euro

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Plus Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$78,921)		$79,147
Short-term securities at value (Cost—$10,870)		10,864
Swap contracts at value		16
Cash		222
Foreign currency at value (Cost $1,671)		1,721
Receivable for securities sold		2,337
Receivable for fund shares sold		1,298
Interest receivable		957
Unrealized appreciation of forward foreign currency contracts		46

Total assets		96,608

Liabilities:
Payable for securities purchased	$9,527
Payable for fund shares repurchased	10
Accrued management fee	25
Income distribution payable	32
Futures variation margin payable	39
Options written (Proceeds—$28)	18
Unrealized depreciation of forward foreign currency contracts	59
Accrued expenses	76

Total liabilities		9,786

Net Assets		$86,822

Net assets consist of:
Accumulated paid-in-capital		$86,597
Overdistributed net investment income		(32)
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		5
Unrealized appreciation of investments, options, futures, swaps and foreign currency translations		252

Net Assets		$86,822

Net Asset Value Per Share:
Institutional Class (8,730 shares outstanding)		$9.95

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Plus Bond Portfolio

For the Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest	$4,292
Dividends	8

Total income			$4,300
Expenses:
Management fees	$339
Audit and legal fees	81
Custodian fees	54
Directors’ fees and expenses	5
Registration fees	7
Reports to shareholders	14
Proxy expense	—	A
Transfer agent and shareholder servicing expense:
Institutional Class	14
Other expenses	23

	537
Less: Fees waived	(154)
Compensating balance credits	(2)

Net expenses			381

Net Investment Income			3,919

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	33
Options	28
Futures	104
Swaps	76
Foreign currency transactions	(16)

			225

Change in unrealized appreciation (depreciation) of:
Investments, futures contracts, options written, swap contracts and foreign currency translations	1,511
Assets and liabilities denominated in foreign currency	—	A

			1,511

Net Realized and Unrealized Gain on Investments			1,736

Change in Net Assets Resulting From Operations			$5,655

A	Amount represents less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$3,919	$2,314

Net realized gain/(loss)	225	(29)

Change in unrealized appreciation/depreciation	1,511	(813)

Change in net assets resulting from operations	5,655	1,472

Distributions to shareholders from:
Net investment income:
Institutional Class	(3,921)	(2,415)

Change in net assets from fund share transactions:
Institutional Class	15,180	30,214

Change in net assets	16,914	29,271

Net Assets:
Beginning of year	69,908	40,637

End of year	$86,822	$69,908

Overdistributed net investment income	$(32)	$(36)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	Years Ended March 31,
	2007		2006	2005
Net asset value, beginning of year	$9.74		$9.86	$10.00

Investment operations:
Net investment income	.45	A	.40	.32
Net realized and unrealized gain/(loss)	.21		(.11)	(.14)

Total from investment operations	.66		.29	.18

Distributions from:
Net investment income	(.45)		(.41)	(.32)

Total distributions	(.45)		(.41)	(.32)

Net asset value, end of year	$9.95		$9.74	$9.86

Total return	6.98%		2.99%	1.81%

Ratios to Average Net Assets:B
Total expenses	.63%		.76%	1.22%
Expenses net of waivers, if any	.45%		.45%	.45%
Expenses net of all reductions	.45%		.45%	.45%
Net investment income	4.6%		4.1%	3.1%

Supplemental Data:
Portfolio turnover rate	312.2%		368.6%	463.5%
Net assets, end of year (in thousands)	$86,822		$69,908	$40,637

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Limited Duration Bond Portfolio

The average annual total returns for the Western Asset Limited Duration Bond Portfolio for various periods ended March 31, 2007, are presented below:

	Three Months Ended 3/31/2007	Average Annual Total Returns
		One Year	Three Years	Since InceptionA
Western Asset Limited Duration Bond Portfolio
Institutional Class	+1.54%	+5.73%	+3.12%	+3.16%
Merril Lynch 1-3 Year Treasury IndexB	+1.39%	+5.00%	+2.30%	+2.31%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.68%. Gross expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.40%. Net expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS) yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust

A

The Fund’s Institutional Class inception date is October 1, 2003. Since-inception index returns are for periods beginning September 30, 2003. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1 to 3 years.
C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.
F	Funds spent on goods and services targeted for individual consumption.

Annual Report to Shareholders

economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The impact of market conditions on the Portfolio’s performance was positive for the 12-month period ended March 31, 2007, with strategies producing positive results. A tactically-driven duration posture was neutral over the period as rates oscillated within a trading range. An overweight to the front end of the yield curve detracted as the curve inverted out to the 5-year point. A large overweight to the mortgage-backed sector was a positive, thanks to stable spreads and contained volatility. A moderate exposure to TIPS contributed to returns as breakeven spreads widened during the last six months of the period. Our emphasis on high-yield debt was strongly rewarded as spreads narrowed, in particular on GM and Ford issues. An overweight to investment-grade credit was less advantageous but still contributed to returns.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price.

Annual Report to Shareholders

Expense Example

Western Asset Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006 and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,028.30	$2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.02

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.40% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Limited Duration Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2003.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Limited Duration Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	113.1%

Corporate Bonds and Notes	21.3%

Automobiles	0.2%
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	$200	$204

Capital Markets	0.8%
Merrill Lynch and Co. Inc.		5.580%	2/5/10	200	201	A
Morgan Stanley		5.625%	1/9/12	280	284
The Bear Stearns Cos. Inc.		5.590%	1/31/11	270	270	A

					755

Chemicals	0.1%
The Dow Chemical Co.		5.970%	1/15/09	100	101

Commercial Banks	1.4%
HSBC Bank USA		6.243%	6/15/07	440	440	A,B
SunTrust Capital VIII		6.100%	12/1/66	60	56	C
Wachovia Capital Trust III		5.800%	8/29/42	670	678	C
Wells Fargo Capital X		5.950%	12/15/36	150	145	C

					1,319

Commercial Services and Supplies	0.5%
Waste Management Inc.		7.375%	8/1/10	450	479

Consumer Finance	3.9%
American Express Co.		6.800%	9/1/66	300	319	C
Caterpillar Financial Services Corp.		3.450%	1/15/09	100	97
Ford Motor Credit Co.		6.625%	6/16/08	1,510	1,505
GMAC LLC		6.500%	9/23/08	1,340	1,338	A
Nelnet Inc.		7.400%	9/29/36	280	288	C

					3,547

Diversified Financial Services	1.5%
AGFC Capital Trust I		6.000%	1/15/67	290	290	B,C
Citigroup Inc.		5.000%	9/15/14	100	98
International Lease Finance Corp.		5.000%	4/15/10	300	299
Residential Capital Corp.		6.660%	11/21/08	700	701	A

					1,388

Diversified Telecommunication Services	0.8%
AT&T Inc.		5.300%	11/15/10	300	301
New York Telephone		6.000%	4/15/08	100	101
Verizon Global Funding Corp.		7.250%	12/1/10	300	320

					722

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities	1.0%
Appalachian Power Co.		3.600%	5/15/08	$100	$98
Duke Energy Corp.		3.750%	3/5/08	100	99
FirstEnergy Corp.		6.450%	11/15/11	530	555
Pacific Gas and Electric Co.		3.600%	3/1/09	200	195

					947

Health Care Equipment and Supplies	0.2%
Hospira Inc.		5.550%	3/30/12	200	200

Health Care Providers and Services	0.1%
Quest Diagnostics Inc.		5.125%	11/1/10	80	79

Hotels, Restaurants and Leisure	0.3%
Caesars Entertainment Inc.		7.500%	9/1/09	130	136
Harrah’s Operating Co. Inc.		5.960%	2/8/08	120	120	A,B

					256

Independent Power Producers and Energy Traders	0.8%
TXU Corp.		4.800%	11/15/09	750	737

Insurance	0.2%
The Travelers Cos. Inc.		6.250%	3/15/37	210	207	C

IT Services	0.3%
Electronic Data Systems Corp.		7.125%	10/15/09	290	302

Leisure Equipment and Products	N.M.
Eastman Kodak Co.		7.250%	11/15/13	10	10

Media	1.8%
Clear Channel Communications Inc.		6.625%	6/15/08	60	61
Clear Channel Communications Inc.		4.250%	5/15/09	550	533
Comcast Cable Communications Inc.		6.875%	6/15/09	300	311
Comcast MO of Delaware Inc.		9.000%	9/1/08	100	105
Liberty Media LLC		7.875%	7/15/09	300	315
Time Warner Inc.		5.500%	11/15/11	300	302

					1,627

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Multi-Utilities	0.7%
CenterPoint Energy Inc.		5.875%	6/1/08	$150	$151
Dominion Resources Inc.		4.750%	12/15/10	400	394
Sempra Energy		5.830%	5/21/08	90	90	A

					635

Multiline Retail	0.2%
Federated Retail Holdings Inc.		5.350%	3/15/12	150	150
May Department Stores Co.		5.750%	7/15/14	50	49

					199

Oil, Gas and Consumable Fuels	4.0%
Apache Corp.		6.250%	4/15/12	400	418
Devon Financing Corp. ULC		6.875%	9/30/11	400	426
El Paso Natural Gas Co.		5.950%	4/15/17	270	271	B
Hess Corp.		6.650%	8/15/11	750	790
Kinder Morgan Energy Partners LP		6.750%	3/15/11	500	525
Pemex Project Funding Master Trust		6.125%	8/15/08	172	173
Pemex Project Funding Master Trust		6.655%	6/15/10	140	144	A,B
Pemex Project Funding Master Trust		5.948%	12/3/12	543	547	A,B
XTO Energy Inc.		5.650%	4/1/16	380	379

					3,673

Paper and Forest Products	0.1%
Weyerhaeuser Co.		5.950%	11/1/08	40	40

Pharmaceuticals	0.1%
Bristol-Myers Squibb Co.		4.000%	8/15/08	100	99

Real Estate Investment Trusts	0.9%
iStar Financial Inc.		5.695%	9/15/09	300	300	A
iStar Financial Inc.		5.650%	9/15/11	500	504

					804

Thrifts and Mortgage Finance	0.6%
Countrywide Financial Corp.		5.566%	3/24/09	200	199	A
Residential Capital Corp.		6.460%	4/17/09	310	309	A

					508

Tobacco	0.3%
Altria Group Inc.		5.625%	11/4/08	310	312

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	0.5%
New Cingular Wireless Services Inc.		8.125%	5/1/12	$230	$259
Sprint Capital Corp.		6.125%	11/15/08	200	203

					462

Total Corporate Bonds and Notes (Cost—$19,537)					19,612
Asset-Backed Securities	17.4%

Fixed Rate Securities	2.0%
AmeriCredit Automobile Receivables Trust 2003-BX		2.720%	1/6/10	142	141
GMAC Mortgage Corp. Loan Trust 2005-HE2 A3		4.622%	11/25/35	738	730
MBNA Practice Solutions Owner Trust 2005-2		4.100%	5/15/09	277	276	B
Prestige Auto Receivables Trust 2005-1A		4.370%	6/16/12	200	198	B
Prestige Auto Receivables Trust 2006-1A		5.120%	2/15/10	245	245	B
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	66	65
UPFC Auto Receivables Trust 2004-A		3.270%	9/15/10	209	207

					1,862

Indexed SecuritiesA	14.1%
AESOP Funding II LLC 2004-2A		5.540%	4/20/10	500	501	B
AmeriCredit Automobile Receivables Trust 2003-BX		5.790%	1/6/10	11	11
Bayview Financial Acquisition Trust 2004-C		5.740%	5/28/44	136	136
Bayview Financial Acquisition Trust 2006-D 2A4		5.600%	12/28/36	931	933
Bear Stearns Asset-Backed Securities Inc. 2005-AQ2		5.590%	9/25/35	500	500
Bear Stearns Asset-Backed Securities Inc. 2007-SD2 2A1		5.720%	2/25/37	491	491
Bear Stearns Asset-Backed Securities Trust 2006-SD2		5.520%	6/25/36	529	529
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		5.690%	10/25/32	24	25
Citibank Credit Card Issuance Trust 2002-C3		6.495%	12/15/09	160	161
Countrywide Asset-Backed Certificates 2002-3		6.060%	5/25/32	7	7
Countrywide Home Equity Loan Trust 2004-J		5.610%	12/15/33	50	50
Countrywide Home Equity Loan Trust 2004-O		5.600%	2/15/34	91	91
First Franklin Mortgage Loan Asset-Backed Certificates 2004-FF10		5.720%	12/25/32	72	72
FLAC Holdings LLC 2006-1 A1		5.575%	12/15/18	500	500	B
GSAA Home Equity Trust 2005-8 A2		5.540%	6/25/35	1,000	1,000
Ixis Real Estate Capital Trust 2006-HE2 A3		5.480%	8/25/36	900	900
Long Beach Mortgage Loan Trust 2006-A A1		5.410%	5/25/36	645	644
MASTR Specialized Loan Trust 2006-3 A		5.580%	6/25/46	764	763	B
Morgan Stanley Mortgage Loan Trust 2006-12XS		5.440%	10/25/36	683	683
Origen Manufactured Housing 2006-A		5.470%	11/15/18	440	440

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
RAAC Series 2007-RP2 A		5.670%	2/25/46	$885	$884
RAAC Series 2007-RP2 M1		5.970%	2/25/46	600	596
Rental Car Finance Corp. 2004-1A		5.520%	6/25/09	750	751	B
Residential Asset Mortgage Products Inc. 2002-RS6		5.770%	11/25/32	17	17
SACO I Trust 2006-3 A3		5.550%	4/25/36	1,000	1,000
Securitized Asset Backed Receivables LLC 2006-FR3 A2		5.460%	5/25/36	800	800
Superior Wholesale Inventory Financing Trust 2004-A10		5.420%	9/15/11	500	499

					12,984

Variable Securities	1.3%
Countryplace Manufactured Housing Contract Trust 2007-1 A1		5.484%	7/15/37	700	700	B
Countryplace Manufactured Housing Contract Trust 2007-1 A2		5.232%	7/15/37	500	500	B

					1,200

Total Asset-Backed Securities (Cost—$16,054)					16,046
Mortgage-Backed Securities	27.8%

Fixed Rate Securities	1.2%
Asset Securitization Corp. 1996-D2		6.920%	2/14/29	1	1
Countrywide Alternative Loan Trust 2004-J1		6.000%	2/25/34	39	39
Residential Asset Mortgage Products Inc. 2004-SL1		7.000%	11/25/31	387	393
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	34	36
Residential Asset Mortgage Products Inc. 2005-SL1		8.000%	5/25/32	632	669

					1,138

Indexed SecuritiesA	22.0%
American Home Mortgage Investment Trust 2005-4 5A		5.350%	11/25/45	1,041	1,044
American Home Mortgage Investment Trust 2005-SD1		5.770%	9/25/35	567	569	B
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	169	167
Banc of America Mortgage Securities 2005-F		5.017%	7/25/35	822	816
Bear Stearns ARM Trust 2004-10		4.492%	12/25/34	609	609
Bear Stearns Second Lien Trust 2007-SV1A A1		5.540%	2/25/35	800	800	B
CBA Commercial Small Balance Commercial Trust 2005-1A		5.640%	8/25/35	526	526	B
Citigroup Mortgage Loan Trust Inc. 2005-5		5.434%	8/25/35	272	274
Countrywide Alternative Loan Trust 2005-38 A3		5.670%	9/25/35	400	402
Countrywide Alternative Loan Trust 2005-51 2A1		5.620%	11/20/35	443	443
Countrywide Asset-Backed Certificates 2005-IM1		5.600%	11/25/35	787	787
Countrywide Home Loans 2005-R3		5.720%	9/25/35	626	630	B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Credit Suisse/Morgan Stanley Commercial Mortgage Trust 2006-HC1A		5.510%	5/15/23	$600	$600	B
Crusade Global Trust 2003-2		5.540%	9/18/34	68	68	D
CS First Boston Mortgage Securities Corp. 2003-AR26 9A1		5.700%	11/25/33	356	356
Granite Mortgages PLC 2003-1		5.550%	1/20/20	83	83	D
GSMPS Mortgage Loan Trust 2005-RP3		5.670%	9/25/35	487	488
Harborview Mortgage Loan Trust 2006-13 A		5.500%	11/19/46	1,007	1,007
Harborview Mortgage Loan Trust 2006-7		5.520%	10/19/37	796	796
JPMorgan Mortgage Trust 2003-A1		4.344%	10/25/33	261	257
Luminent Mortgage Trust 2006-2		5.520%	2/25/46	692	692
Luminent Mortgage Trust 2006-7 2A2		5.540%	12/25/36	1,265	1,266
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	350	344
MASTR Specialized Loan Trust 2006-2		5.580%	2/25/36	498	497	B
Medallion Trust 2000-2G		5.550%	12/18/31	74	74	D
Medallion Trust 2003-1G		5.540%	12/21/33	68	68	D
MLCC Mortgage Investors Inc. 2003-H		7.061%	1/25/29	35	36
Provident Funding Mortgage Loan Trust 2005-1 1A1		4.143%	5/25/35	253	253
Sequoia Mortgage Trust 2003-2 A2		5.747%	6/20/33	40	40
Structured Adjustable Rate Mortgage Loan Trust 2005-16XS		5.660%	8/25/35	273	274
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		5.620%	10/25/35	306	307
Structured Asset Mortgage Investments Inc. 2006-AR5 2A1		5.530%	5/25/36	538	539
Structured Asset Mortgage Investments Inc. 2006-AR6		5.510%	7/25/36	795	796
Thornburg Mortgage Securities Trust 2005-2 A4		5.570%	7/25/45	949	949
Thornburg Mortgage Securities Trust 2005-3		5.560%	10/25/35	665	666
Wachovia Mortgage Loan Trust LLC 2005-A		4.762%	8/20/35	331	328
WaMu Mortgage Pass-Through Certificates 2003-AR10		4.062%	10/25/33	600	596
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A2		5.600%	11/25/45	640	642
WaMu Mortgage Pass-Through Certificates 2005-AR19		5.730%	12/25/45	500	503
WaMu Mortgage Pass-Through Certificates 2006-AR11		5.858%	9/25/46	685	688

					20,280

Variable Rate SecuritiesE	4.6%
Banc of America Funding Corp. 2004-B		4.189%	12/20/34	121	123
Banc of America Funding Corp. 2005-F		5.219%	9/20/35	1,299	1,313
Countrywide Alternative Loan Trust 2004-33 1A1		4.989%	12/25/34	78	79
Countrywide Alternative Loan Trust 2004-33 2A1		4.939%	12/25/34	40	40

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Countrywide Alternative Loan Trust 2005-14		3.300%	5/25/35	$108	$107
IndyMac INDX Mortgage Loan Trust 2004-AR15		5.086%	2/25/35	436	434
Prime Mortgage Trust 2005-2		7.396%	10/25/32	169	174
Residential Funding Mortgage Securities I 2005-SA3		4.920%	8/25/35	506	510
Small Business Administration Series 2004-2		8.080%	9/25/18	478	505
Structured Asset Securities Corp. 2004-SC1		10.094%	12/25/29	100	108	B
WaMu Mortgage Pass-Through Certificates 2007-HY3 4A1		5.358%	3/25/37	890	887

					4,280

Total Mortgage-Backed Securities (Cost—$25,651)					25,698
U.S. Government and Agency Obligations	13.6%

Fixed Rate Securities	9.7%
Fannie Mae		5.000%	9/15/08	150	150
Federal Home Loan Bank		5.000%	2/20/09	320	321
United States Treasury Notes		3.625%	6/30/07	1,730	1,724
United States Treasury Notes		5.000%	7/31/08	2,000	2,005
United States Treasury Notes		4.750%	12/31/08	4,000	4,005
United States Treasury Notes		4.500%	9/30/11	550	549
United States Treasury Notes		4.625%	10/31/11	220	221

					8,975

Treasury Inflation-Protected SecuritiesF	3.9%
United States Treasury Inflation-Protected Security		2.375%	4/15/11	714	723
United States Treasury Inflation-Protected Security		3.000%	7/15/12	844	885
United States Treasury Inflation-Protected Security		1.875%	7/15/15	104	101
United States Treasury Inflation-Protected Security		2.500%	7/15/16	702	720
United States Treasury Inflation-Protected Security		2.375%	1/15/25	1,192	1,200

					3,629

Total U.S. Government and Agency Obligations (Cost—$12,590)					12,604
U.S. Government Agency Mortgage-Backed Securities	23.4%
Fixed Rate Securities	16.1%
Fannie Mae		5.500%	12/1/22 to 12/1/37	4,000	3,979	G
Fannie Mae		5.000%	12/1/37	7,480	7,225	G
Fannie Mae		6.000%	12/1/37	1,950	1,964	G
Freddie Mac		5.000%	12/1/37	100	97	G
Government National Mortgage Association		5.000%	8/15/33	79	77
Government National Mortgage Association		6.000%	12/1/37	1,500	1,519	G

					14,861

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government Agency Mortgage-Backed Securities—Continued
Indexed SecuritiesA	7.3%
Fannie Mae		4.210%	12/1/34	$140	$138
Fannie Mae		4.244%	12/1/34	136	134
Fannie Mae		4.331%	1/1/35	157	155
Fannie Mae		4.861%	1/1/35	266	266
Fannie Mae		4.780%	2/1/35	612	610
Fannie Mae		4.543%	3/1/35	285	283
Fannie Mae		5.075%	3/1/35	485	484
Fannie Mae		4.720%	7/1/35	4,304	4,280
Freddie Mac		4.344%	12/1/34	66	65
Freddie Mac		4.079%	1/1/35	47	46
Freddie Mac		4.119%	1/1/35	78	77
Freddie Mac		4.485%	1/1/35	220	218

					6,756

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$21,732)					21,617
Yankee BondsD	9.6%

Beverages	0.5%
Diageo Capital PLC		3.375%	3/20/08	180	177
SABMiller PLC		5.660%	7/1/09	280	280	A,B

					457

Commercial Banks	2.8%
Glitnir Banki Hf		5.800%	1/21/11	720	725	A,B
Kaupthing Bank Hf		6.050%	4/12/11	300	303	A,B
Kaupthing Bank Hf		5.750%	10/4/11	290	293	B
Landsbanki Islands Hf		6.100%	8/25/11	410	421	B
Resona Preferred Global Securities		7.191%	12/29/49	360	380	B,C
TuranAlem Finance BV		6.735%	1/22/09	130	130	A,B
VTB Capital SA for Vneshtorgbank		5.960%	8/1/08	300	300	A,B

					2,552

Diversified Financial Services	1.2%
Aiful Corp.		5.000%	8/10/10	500	492	B
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	240	245	C
TNK-BP Finance SA		6.875%	7/18/11	370	380	B

					1,117

Diversified Telecommunication Services	2.5%
British Telecommunications PLC		8.625%	12/15/10	400	447	H
Deutsche Telekom International Finance BV		8.000%	6/15/10	300	325
France Telecom SA		7.750%	3/1/11	300	327	H

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR		VALUE

Yankee Bonds—Continued
Diversified Telecommunication Services—Continued
Koninklijke (Royal) KPN NV		8.000%	10/1/10	$400		$434
Telecom Italia Capital		5.840%	2/1/11	400		400	A
Telefonica Emisiones S.A.U.		5.650%	6/19/09	410		411	A

						2,344

Foreign Government	0.6%
Russian Federation		3.000%	5/14/08	180		175
Russian Federation		8.250%	3/31/10	31		33	B
Russian Federation		8.250%	3/31/10	288		301	B

						509

Health Care Equipment and Supplies	0.3%
Baxter Finco BV		4.750%	10/15/10	260		257

Industrial Conglomerates	0.3%
Tyco International Group SA		6.375%	10/15/11	300		317

Metals and Mining	0.4%
Vale Overseas Ltd.		6.250%	1/23/17	400		407

Oil, Gas and Consumable Fuels	0.8%
Anadarko Finance Co.		6.750%	5/1/11	700		735

Wireless Telecommunication Services	0.2%
Vodafone Group PLC		5.350%	2/27/12	200		200

Total Yankee Bonds (Cost—$8,818)						8,895

Total Long-Term Securities (Cost—$104,382)						104,472
Short-Term Securities	2.7%

U.S. Government and Agency Obligations	0.3%
Fannie Mae		0.000%	6/25/07	290		286	I,J

Options PurchasedK	N.M.
U.S. Treasury Note Futures Put, May 2007, Strike Price $100.00				188	L	3

Repurchase Agreement	2.4%
Goldman Sachs Group Inc. 5.32% dated 3/30/07, to be repurchased at $2,217 on 4/2/07 (Collateral: $2,285 Federal Home Loan Bank bonds, 5.08%, due 3/15/13, value $2,265)				2,216		2,216

Total Short-Term Securities (Cost—$2,506)						2,505
Total Investments (Cost—$106,888)	115.8%					106,977
Other Assets Less Liabilities	(15.8)%					(14,577)

Net Assets	100.0%					$92,400

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedK
U.S. Treasury Note Futures	June 2007	234	$135

Futures Contracts WrittenK
U.S. Treasury Note Futures	June 2007	61	$(46)
U.S. Treasury Note Futures	June 2007	147	(85)

			$(131)

Options WrittenK
J.P. Morgan Swaption Call, Strike Price $0.80	April 2007	1,400,000	$1
J.P. Morgan Swaption Call, Strike Price $0.83	April 2007	1,400,000	1
J.P. Morgan Swaption Call, Strike Price $0.83	April 2007	1,400,000	1
Lehman Swaption Call, Strike Price $0.83	April 2007	1,500,000	1
Lehman Swaption Put, Strike Price $0.10	April 2007	1,500,000	1
J.P. Morgan Swaption Put, Strike Price $0.10	April 2007	1,400,000	1
Barclays Swaption Put, Strike Price $0.85	June 2007	700,000	(1)
J.P. Morgan Swaption Put, Strike Price $1.00	April 2007	1,400,000	2
U.S. Treasury Note Futures Call, Strike Price $109.00	June 2007	106	(19)

			$(12)

N.M.—Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2007.

B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 15.17% of net assets.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
E	The coupon rates shown on variable rate securities are the rates at March 31, 2007. These rates vary with the weighted average coupon of the underlying loans.
F

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

G	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
H	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	All or a portion of this security is collateral to cover futures and options contracts written.
K	Options and futures are described in more detail in the notes to financial statements.
L	Par represents actual number of contracts.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Limited Duration Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$104,382)		$104,472
Short-term securities at value (Cost—$2,506)		2,505
Swap contracts at value		3
Cash		13
Interest receivable		639
Futures variation margin receivable		6

Total assets		107,638

Liabilities:
Payable for securities purchased	$15,107
Payable for fund shares repurchased	1
Accrued management fee	25
Options written (Proceeds—$43)	55
Accrued expenses	50

Total liabilities		15,238

Net Assets		$92,400

Net assets consist of:
Accumulated paid-in-capital		$92,991
Undistributed net investment income		34
Accumulated net realized loss on investments, options, futures and swaps		(706)
Unrealized appreciation of investments, options, futures and swaps		81

Net Assets		$92,400

Net Asset Value Per Share:
Institutional Class (9,350 shares outstanding)		$9.88

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Limited Duration Bond Portfolio

Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest		$4,277
Expenses:
Management fees	$290
Audit and legal fees	54
Custodian fees	53
Directors’ fees and expenses	5
Registration fees	30
Reports to shareholders	15
Proxy expense	1
Transfer agent and shareholder servicing expense:
Institutional Class	14
Other expenses	21

	483
Less: Fees waived	(149)
Compensating balance credits	(3)

Net expenses		331

Net Investment Income		3,946
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	78
Options	61
Futures	(307)
Swaps	10

		(158)
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		841

Net Realized and Unrealized Gain on Investments		683

Change in Net Assets Resulting From Operations		$4,629

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Limited Duration Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$3,946	$2,658

Net realized loss	(158)	(449)

Change in unrealized appreciation/depreciation	841	(458)

Change in net assets resulting from operations	4,629	1,751

Distributions to shareholders from:
Net investment income:
Institutional Class	(3,944)	(2,696)

Change in net assets from fund share transactions:
Institutional Class	17,572	37,662

Change in net assets	18,257	36,717

Net Assets:
Beginning of year	74,143	37,426

End of year	$92,400	$74,143

Undistributed net investment income	$34	$7

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Limited Duration Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	YEARS ENDED MARCH 31,
	2007		2006	2005	2004A
Net asset value, beginning of year	$9.80		$9.89	$10.09	$10.00

Investment operations:
Net investment income	.47	B	.38	.24	.08
Net realized and unrealized gain/(loss)	.08		(.09)	(.17)	.09

Total from investment operations	.55		.29	.07	.17

Distributions from:
Net investment income	(.47)		(.38)	(.25)	(.08)
Net realized gain on investments	—		—	(.02)	—

Total distributions	(.47)		(.38)	(.27)	(.08)

Net asset value, end of year	$9.88		$9.80	$9.89	$10.09

Total return	5.73%		3.01%	.69%	1.69	%C

Ratios to Average Net Assets:D
Total expenses	.58%		.68%	.73%	.68	%E
Expenses net of waivers, if any	.40%		.40%	.40%	.40	%E
Expenses net of all reductions	.40%		.40%	.40%	.40	%E
Net investment income	4.8%		3.9%	2.4%	1.6	%E

Supplemental Data:
Portfolio turnover rate	270.5%		244.7%	231.5%	125.5%
Net assets, end of year (in thousands)	$92,400		$74,143	$37,426	$26,182

A	For the period October 1, 2003 (commencement of operations) to March 31, 2004.
B	Computed using average daily shares outstanding.
C	Not annualized.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Non-U.S. Opportunity Bond Portfolio

The average annual total returns for the Western Asset Non-U.S. Opportunity Bond Portfolio for various periods ended March 31, 2007, are presented below, along with the total returns of its current and former benchmark:

	Three Months Ended 3/31/2007	One Year	Average Annual Total Returns
			Three Years	Five Years	Since InceptionA
Western Asset Non-U.S. Opportunity Bond Portfolio Institutional Class	+0.52%	+3.89%	+5.56%	+8.99%	+7.19%
Citigroup World Government ex-U.S. Bond Index (Hedged)B	+0.92%	+5.02%	+4.39%	+4.80%	+5.42%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.74%. Gross expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratio for the Institutional Class was 0.55%. Net expenses are the Fund’s total annual operating expenses for the share class as indicated in the Fund’s prospectus dated August 1, 2006 and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

The Federal Reserve (Fed)C raised policy rates by 50 basis points (bps)D during the period before pausing after the June Federal Open Market Committee meeting. Bond yields fell, however, as the market priced in Fed easing by late 2007. The curve inverted out to 5-years but steepened over longer maturities. Gross domestic productE growth moderated over the course of the year and is now expanding a touch below trend. The moderation has been led by a correction in the housing sector, which finished the period with a large amount of excess capacity yet to be worked off. Nevertheless, the consumer held in well; consumer confidence was steady despite flat-to-falling housing values, buoyed by a tightening labor market. The unemployment rate fell to 4.4% from 4.7%, the lowest level in six years, and wage gains picked up. Rising unit labor costs did raise some eyebrows, but Fed officials continued to point toward record wide profit margins and their ability to limit pass-through to consumer prices. Core Personal Consumption ExpendituresF inflation rose to 2.4% from 2.0% year-over-year, leaving the Fed little room to cut rates in the near-term. Inflation expectations, according to spreads on Treasury Inflation Protected Securities (TIPS)

A

The Fund’s Institutional Class inception date is July 15, 1998. Since-inception index returns are for periods beginning July 31, 1998. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

C

The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%.
E	The sum of all goods and services produced within U.S. borders. It is calculated quarterly by the Commerce Department.
F	Funds spent on goods and services targeted for individual consumption

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

yields, bottomed out in the fourth quarter of 2006 and have risen slowly in the first quarter of 2007. Commodity prices were mixed, with energy prices down 19% while industrial metals’ prices rose 47%. The dollar lost 7.6% against a trade-weighted basket of currencies. The largest losses came against the pound, which was supported by a tightening Bank of England and robust economic growth. Credit spreads widened over the first six months of the period before contracting a touch on strong earnings and a stable economy, ending the period wider by roughly 4 bps. Mortgage spreads held steady, though volatility picked up a touch in the final quarter. High yield and emerging market debt performed well, with spreads on emerging market bonds setting new historic lows.

The Fund’s performance fell short of the benchmark over the last 12 months. The return (in USD) for the Fund was 3.89% net—this compares to the return of the benchmark (Citigroup World Government ex-U.S. USD hedged) of 5.02%. For the year our strategy has had a bias to be overweight bond markets outside of Japan (where we expected growth signals to pick up and monetary policy to be normalized going forward). We perceived real yields were attractive and the central banks were much more advanced in the tightening cycle in the U.K., Australia, Canada, Denmark, Poland and South Africa and thus retained an overweight exposure until November to these markets versus an underweight in Europe, where we felt further tightening was yet to be priced in. However, the overweight bias was switched in favor of the European market in November as we felt that the higher yield levels were now offering better value versus less compelling valuation levels and a more hawkish monetary policy backdrop in the Australian, Canadian and U.K. markets where we reduced exposure. The increase in yields over December and January on the back of concerns over still tighter European monetary policy took away gains made from our bond positioning earlier in the period. Over the period we retained a modest currency exposure, which was based on our views of positive relative growth expectations resulting in long euro and the yen positions, versus the pound sterling, U.S. and Canadian dollars. Only our long euro position versus the dollar contributed to returns while the other positions proved a drag.

Western Asset Management Company

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Asset-Backed and mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund is subject to the additional risks associated with Inflation-Indexed Securities, including liquidity risk, prepayment risk, extension risk and deflation risk. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Annual Report to Shareholders

Expense Example

Western Asset Non-U.S. Opportunity Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2006, and held through March 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses PaidA During the Period 10/1/06 to 3/31/07
Institutional Class:
Actual	$1,000.00	$1,011.40	$2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.19	2.77

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During the Period” are equal to the annualized expense ratio of 0.55% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Non-U.S. Opportunity Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning July 31, 1998.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2007)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.

The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Non-U.S. Opportunity Bond Portfolio

March 31, 2007

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities	78.5%

Corporate Bonds and Notes	20.6%

Capital Markets	1.0%
Lehman Brothers Holdings Inc.		4.625%	3/14/19	1,300	EUR	$1,713	A

Commercial Banks	5.4%
BAWAG P.S.K.		4.350%	5/28/13	67	EUR	89
Dexia Municipal Agency		1.550%	10/31/13	618,000	JPY	5,263
European Investment Bank		4.250%	12/7/10	2,280	GBP	4,292

						9,644

Commercial Services and Supplies	0.2%
Rentokil Initial PLC		4.625%	3/27/14	195	EUR	255

Diversified Financial Services	12.6%
Bank Nederlandse Gemeenten N.V.		5.625%	10/25/10	1,200	EUR	1,683
Caisse Refinancement de l’Habitat		4.200%	4/25/11	2,000	EUR	2,683
Eksportfinans ASA		1.600%	3/20/14	340,000	JPY	2,912
Irish Nationwide Building Society		5.875%	12/15/08	200	GBP	393
Japan Finance Corp. for Municipal Enterprises		1.350%	11/26/13	181,000	JPY	1,534
Kreditanstalt fuer Wiederaufbau		5.250%	1/4/10	1,800	EUR	2,480
Landesbank Hessen-Thueringen Girozentrale		5.375%	3/7/12	200	GBP	390
Network Rail MTN Finance PLC		4.875%	3/6/09	3,000	GBP	5,826
Nordea Kredit Realkreditaktieselskab		4.000%	10/1/35	13,281	DKK	2,199
Nykredit Realkredit A/S		4.000%	10/1/38	12,416	DKK	2,040
Resona Bank Ltd.		4.125%	9/29/49	200	EUR	259	A,B

						22,399

Thrifts and Mortgage Finance	1.4%
Realkredit Danmark AS		4.000%	10/1/38	14,929	DKK	2,448

Total Corporate Bonds and Notes (Cost—$32,736)						36,459
U.S. Government and Agency Obligations	0.7%

Fixed Rate Securities	0.7%
Freddie Mac		5.750%	9/15/10	900	EUR	1,264

Total U.S. Government and Agency Obligations (Cost—$869)						1,264
Foreign Government Obligations	57.2%
Canadian Real Return Bond		4.500%	6/1/15	4,348	CAD	3,879	C
Canadian Real Return Bond		4.000%	12/1/31	192	CAD	240	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Foreign Government Obligations—Continued
Federal Republic of Germany		4.125%	7/4/08	2,020	EUR	$2,704
Federal Republic of Germany		3.500%	10/10/08	2,430	EUR	3,224
Federal Republic of Germany		3.500%	4/8/11	1,270	EUR	1,667
Federal Republic of Germany		3.750%	1/4/15	4,764	EUR	6,250
Federal Republic of Germany		4.750%	7/4/34	2,120	EUR	3,057
France Government Bond OAT		3.750%	4/25/17	6,084	EUR	7,901
France Government Bond OAT		4.000%	4/25/55	2,560	EUR	3,243
Government of Poland		5.000%	10/24/13	1,340	PLN	460
Government of Poland		6.250%	10/24/15	7,204	PLN	2,671
Japan Development Bank		2.300%	3/19/26	300,000	JPY	2,608
Kingdom of Denmark		5.000%	11/15/13	17,460	DKK	3,311
Kingdom of Norway		6.500%	5/15/13	10,000	NOK	1,810
Kingdom of Norway		5.000%	5/15/15	36,420	NOK	6,166
Kingdom of Spain		5.750%	7/30/32	1,970	EUR	3,212
Kingdom of the Netherlands		5.500%	1/15/28	1,270	EUR	1,982
Queensland Treasury Corp.		6.000%	6/14/11	18,330	AUD	14,685	C
Republic of France		5.000%	10/25/16	4,660	EUR	6,677	C
Republic of France		4.750%	4/25/35	2,220	EUR	3,186	C
United Kingdom of Great Britain and Northern Ireland		8.000%	6/7/21	960	GBP	2,490
United Kingdom Treasury Bond		4.750%	9/7/15	870	GBP	1,680
United Kingdom Treasury Stock		5.000%	3/7/12	9,350	GBP	18,226

Total Foreign Government Obligations (Cost—$96,772)						101,329

Total Long-Term Securities (Cost—$130,377)						139,052
Short-Term Securities	16.4%
Options PurchasedD	N.M.
Eurolibor Call, September 2007, Strike Price $95.50				68	E	69

Repurchase Agreement	16.4%
Lehman Brothers Inc. 5.25%, dated 3/30/07, to be repurchased at $29,071 on 4/2/07 (Collateral: $37,940 Federal Home Loan Bank zero-coupon bonds, due 6/10/11, value $29,639)				$29,058		29,058

Total Short-Term Securities (Cost—$29,147)						29,127

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†	VALUE

Total Investments (Cost—$159,524)	94.9%				$168,179
Other Assets Less Liabilities	5.1%				9,129

Net Assets	100.0%				$177,308

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedD
Bundesobligations Futures	June 2007	48	$(29)
Bundesobligations Futures	June 2007	240	(282)
LIBOR Futures	September 2007	109	(154)
United Kingdom Treasury Bond Futures	June 2007	21	(29)

			$(494)

N.M.—Not Meaningful.

A

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 0.15% of net assets.

C

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

D	Options and futures are described in more detail in the notes to financial statements.
E	Par represents actual number of contracts.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

AUD—Australian Dollar

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

PLN—Polish Zloty

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Non-U.S. Opportunity Bond Portfolio

March 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost—$130,377)		$139,052
Short-term securities at value (Cost—$29,147)		29,127
Cash		1,955
Foreign currency at value (Cost $7,263)		7,328
Receivable for securities sold		34
Receivable for fund shares sold		1,697
Interest and dividends receivable		2,532
Unrealized appreciation of forward foreign currency contracts		741

Total assets		182,466

Liabilities:
Payable for securities purchased	$89
Payable for fund shares repurchased	64
Accrued management fee	61
Futures variation margin payable	494
Unrealized depreciation of forward foreign currency contracts	4,380
Accrued expenses	70

Total liabilities		5,158

Net Assets		$177,308

Net assets consist of:
Accumulated paid-in-capital		$171,382
Undistributed net investment income		1,195
Undistributed net realized gain on investments, futures and foreign currency transactions		73
Unrealized appreciation of investments, futures and foreign currency translations		4,658

Net Assets		$177,308

Net Asset Value Per Share:
Institutional Class (18,179 shares outstanding)		$9.75

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Non-U.S. Opportunity Bond Portfolio

Year Ended March 31, 2007

(Amounts in Thousands)

Investment Income:
Interest			$5,661
Expenses:
Management fees	$598
Audit and legal fees	65
Custodian fees	105
Directors’ fees and expenses	6
Registration fees	26
Reports to shareholders	10
Proxy expense	—	A
Transfer agent and shareholder servicing expense:
Institutional Class	21
Other expenses	26

	857
Less: Fees waived	(125)
Compensating balance credits	(1)

Net expenses			731

Net Investment Income			4,930
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	175
Futures	764
Foreign currency transactions	(1,918)

			(979)
Change in unrealized appreciation/depreciation of:
Investments, futures and foreign currency transactions	1,146
Assets and liabilities denominated in foreign currency	74

			1,220

Net Realized and Unrealized Gain on Investments			241

Change in Net Assets Resulting From Operations			$5,171

A	Amount less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Non-U.S. Opportunity Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2007	2006
Change in Net Assets:
Net investment income	$4,930	$2,667

Net realized gain/(loss)	(979)	11,263

Change in unrealized appreciation/depreciation	1,220	(9,560)

Change in net assets resulting from operations	5,171	4,370

Distributions to shareholders from:
Net investment income:
Institutional Class	(2,138)	(7,829)

Net realized gain on investments:
Institutional Class	—	(5,345)

Change in net assets from fund share transactions:
Institutional Class	83,854	10,055

Change in net assets	86,887	1,251

Net Assets:
Beginning of year	90,421	89,170

End of year	$177,308	$90,421

Under/(over) distributed net investment income	$1,195	$(545)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Non-U.S. Opportunity Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class :
	YEARS ENDED MARCH 31,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$9.59		$10.98	$10.52	$10.91	$9.25

Investment operations:
Net investment income	.36	A	.64	.19	.97	.25
Net realized and unrealized gain/(loss)	—	B	(.07)	.57	(.01)	1.52

Total from investment operations	.36		.57	.76	.96	1.77

Distributions from:
Net investment income	(.20)		(1.16)	(.29)	(1.01)	(.11)
Net realized gain on investments	—		(.80)	(.01)	(.34)	—

Total distributions	(.20)		(1.96)	(.30)	(1.35)	(.11)

Net asset value, end of year	$9.75		$9.59	$10.98	$10.52	$10.91

Total return	3.89%		5.33%	7.60%	9.06%	19.26%

Ratios to Average Net Assets:C
Total expenses	.64%		.74%	.68%	.80%	.82%
Expenses net of waivers, if any	.55%		.55%	.55%	.55%	.55%
Expenses net of all reductions	.55%		.55%	.55%	.55%	.55%
Net investment income	3.7%		3.3%	3.2%	4.0%	4.4%

Supplemental Data:
Portfolio turnover rate	117.9%		140.1%	40.8%	42.8%	187.5%
Net assets, end of year (in thousands)	$177,308		$90,421	$89,170	$97,027	$59,026

A	Computed using average daily shares outstanding.
B	Amount represents less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Absolute Return Portfolio (“Absolute Return”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset High Yield Portfolio (“High Yield”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Limited Duration Bond Portfolio (“Limited Duration”) and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified.

Each Fund offers two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The Financial Intermediary Class shares of Limited Duration, Intermediate, Intermediate Plus, Inflation Indexed, High Yield, and Non-U.S. have not commenced operations. The income and expenses of each of the Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation

Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued pursuant to procedures approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

With respect to Intermediate Plus, Core Plus, Inflation Indexed, High Yield, Non-U.S. and Absolute Return, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Funds’ adviser to be the primary market. The Funds will value their foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2007, security transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
Absolute Return	$298,922	$170,517	$199,045	$17,677
Core	26,029,206	1,670,872	24,938,565	761,654
Core Plus	47,366,179	3,507,099	44,814,401	1,069,950
High Yield	130,404	716,643	130,971	288,319
Inflation Indexed	578,475	53,070	499,558	57,324
Intermediate	1,198,827	165,815	1,290,946	109,139
Intermediate Plus	196,209	50,061	203,500	22,967
Limited Duration	214,250	75,146	214,997	25,139
Non-U.S.	—	192,224	—	135,778

Annual Report to Shareholders

Notes to Financial Statements—Continued

Forward Commitments

The Funds may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage backed securities transactions. Depending on market conditions, a Fund’s forward commitment purchases could cause its net asset value to be more volatile.

A Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

Each Fund may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are generally priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Investment Income and Distributions to Shareholders

Investment income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield and Non-U.S., which

Annual Report to Shareholders

declare and pay dividends quarterly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in May. An additional distribution may be made in November to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Redemption-In-Kind

In consideration of the best interests of non-redeeming shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash. For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on redemption-in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain/(loss) to paid-in-capital. During the year ended March 31, 2007, Western Asset Intermediate Bond Portfolio realized $1,845 of net loss on $132,323 redemption-in-kind transactions.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Funds’ policy to continue to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income/ Accumulated Net Investment Losses	Undistributed Realized Gains/Accumulated Net Realized Losses	Paid-in-Capital
Absolute Return	(a)	$77	$(77)	$—
Core	(b)	11,056	(11,056)	—
Core Plus	(b)	2,097	(2,097)	—
High Yield	(b)	34	(34)	—
Inflation Indexed	(a)	1,317	1,317	—
Intermediate	(c)	—	1,846	(1,846)
Intermediate	(b)	320	(320)	—
Intermediate Plus	(a)	6	(6)	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

Fund		Undistributed Net Investment Income/ Accumulated Net Investment Losses	Undistributed Realized Gains/Accumulated Net Realized Losses	Paid-in-Capital
Limited Duration	(b)	$25	$(25)	$—
Non-U.S.	(d)	(1,052)	1,052	—

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

(b)	Reclassifications are primarily due to losses from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.
(c)	Reclassifications are primarily due to tax adjustments associated with in-kind distribution of securities.
(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a net operating loss offsetting short-term capital gains for tax purposes.

Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Absolute Return	Core	Core Plus
Distributions paid from:
Ordinary Income	$6,163	$270,091	$480,180
Net Long-term Capital Gains	354	—	3,856

Total Distributions Paid	$6,517	$270,091	$484,036

	High Yield	Inflation Indexed	Intermediate
Distributions paid from:
Ordinary Income	$48,140	$22,375	$30,869
Net Long-term Capital Gains	131	—	—

Total Distributions Paid	$48,271	$22,375	$30,869

	Intermediate Plus	Limited Duration	Non-U.S.
Distributions paid from:
Ordinary Income	$3,921	$3,944	$2,138
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$3,921	$3,944	$2,138

The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

	Absolute Return		Core	Core Plus
Distributions paid from:
Ordinary Income	$	N/A	$187,980	$308,295
Net Long-term Capital Gains		N/A	—	4,343

Total Distributions Paid	$	N/A	$187,980	$312,638

	High Yield		Inflation Indexed	Intermediate
Distributions paid from:
Ordinary Income		$33,337	$26,548	$31,624
Net Long-term Capital Gains		4,085	1,940	5,372

Total Distributions Paid		$37,422	$28,488	$36,996

Annual Report to Shareholders

	Intermediate Plus	Limited Duration	Non-U.S.
Distributions paid from:
Ordinary Income	$2,415	$2,696	$9,761
Net Long-term Capital Gains	—	—	3,413

Total Distributions Paid	$2,415	$2,696	$13,174

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Absolute Return		Core		Core Plus
Undistributed ordinary income—net	$1,447		$12,388		$64,148
Undistributed long-term capital gains—net	649		20,138		24,185

Total undistributed earnings	$2,096		$32,526		$88,333
Capital loss carryforward(*)	—		—		—
Other book/tax temporary differences	(717	)A	(3,978	)C	(3,287	)C
Gross Unrealized Appreciation	2,409	B	66,645	D	148,913	D
Gross Unrealized Depreciation	(1,199	)B	(56,812	)D	(84,656	)D

Total accumulated earnings/(losses)—net	$2,589		$38,381		$149,303

	High Yield		Inflation Indexed		Intermediate
Undistributed ordinary income—net	$17,907		$1,202		$395
Undistributed long-term capital gains—net	3,481		—		—

Total undistributed earnings	$21,388		$1,202		$395
Capital loss carryforward(*)	—		(1,446)		(4,760)
Other book/tax temporary differences	—		(1,162	)E	(1,074	)A
Gross Unrealized Appreciation	23,850	D	9,522	B	4,838	D
Gross Unrealized Depreciation	(5,109	)D	(5,371	)B	(4,929	)D

Total accumulated earnings/(losses)—net	$40,129		$2,745		$(5,530)

	Intermediate Plus		Limited Duration		Non-U.S.
Undistributed ordinary income—net	$38		$35		$—
Undistributed long-term capital gains—net	91		—		73

Total undistributed earnings	$129		$35		$73
Capital loss carryforward(*)	—		(629)		—
Other book/tax temporary differences	(148	)E	(71	)F	1,238	G
Gross Unrealized Appreciation	829	B	340	B	9,831	B
Gross Unrealized Depreciation	(585	)B	(266	)B	(5,216	)B

Total accumulated earnings/(losses)—net	$225		$(591)		$5,926

*During	the taxable year ended March 31, 2007, the following funds utilized the indicated amount of their capital loss carryovers available from a previous year:

Core	$22,155
Core Plus	13,040
Intermediate Plus	205

Annual Report to Shareholders

Notes to Financial Statements—Continued

As of the taxable year ended March 31, 2007, the following capital loss carryforwards are available:

Year of Expiration	Inflation Indexed	Intermediate	Limited Duration
3/31/2014	$—	$(3,777)	$(235)
3/31/2015	(1,446)	(983)	(394)

	$(1,446)	$(4,760)	$(629)

These amounts will be available to offset any future taxable capital gains.

A

Other book/tax differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains/(losses) on certain futures, swaps and foreign currency contracts.

B	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.
C

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures contracts and book/tax differences in the accrual of income on certain debt instruments.

D

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods on certain fixed income securities.

E

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains / (losses) on certain futures and swap contracts, the deferral of post-October currency losses for tax purposes and the tax deferral of losses on straddles.

F

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains / (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and tax deferral of losses on straddles.

G

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October currency losses for tax purposes and the tax deferral of losses on straddles.

Tax Cost of Investments:

As of March 31, 2007, the aggregate cost of investments for federal income tax purposes were as follows:

Absolute Return	$410,867
Core	9,164,637
Core Plus	17,635,778
High Yield	843,553
Inflation Indexed	633,366
Intermediate	691,600
Intermediate Plus	89,799
Limited Duration	106,895
Non-U.S.	159,567

3. Financial Instruments:

Forward Currency Exchange Contracts

As part of their investment programs, the Funds may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange

Annual Report to Shareholders

contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At March 31, 2007, open forward currency exchange contracts (expressed in the contractual currencies) were:

Absolute Total Return

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Credit Suisse First Boston	5/9/07	USD	1,520	GBP	767	$9
Citibank NA	5/9/07	USD	1,700	GBP	866	(5)
Citibank NA	5/9/07	EUR	2,566	USD	3,335	102
Credit Suisse First Boston	5/9/07	JPY	380,220	USD	3,171	79

						$185

Core Plus

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Goldman Sachs International	5/9/07	EUR	28,857	USD	37,629	$1,027
UBS AG London	5/9/07	EUR	46,055	USD	60,011	1,683
Credit Suisse First Boston	5/9/07	JPY	6,924,498	USD	57,757	1,448
UBS AG London	5/9/07	JPY	3,680,000	USD	30,706	758
Citibank NA	5/9/07	USD	20,830	EUR	16,024	(634)
Credit Suisse First Boston	5/9/07	USD	24,831	AUD	31,627	(772)
Credit Suisse First Boston	5/9/07	USD	35,463	EUR	27,191	(961)
JPMorgan Chase Bank	5/9/07	USD	43,640	CAD	51,481	(1,062)
UBS AG London	5/9/07	USD	17,752	CAD	20,929	(422)

						$1,065

Inflation Indexed

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
UBS AG London	5/9/07	CAD	6,462	USD	5,481	$130
Morgan Stanley	5/9/07	EUR	2,834	USD	3,690	107
Deutsche Bank AG London	5/9/07	JPY	646,770	USD	5,395	135
Credit Suisse First Boston	5/9/07	JPY	1,900,000	USD	15,860	386
Credit Suisse First Boston	5/9/07	USD	5,178	CAD	6,100	(119)
Deutsche Bank AG London	5/9/07	USD	6,931	CAD	8,166	(160)
Credit Suisse First Boston	5/9/07	USD	2,337	EUR	1,792	(63)
Citibank NA	5/9/07	USD	1,716	EUR	1,320	(52)
Deutsche Bank AG London	5/9/07	USD	11,159	JPY	1,335,736	(262)
Credit Suisse First Boston	5/9/07	USD	3,200	JPY	368,525	49
UBS AG London	5/9/07	USD	837	SEK	5,837	(1)
Deutsche Bank AG London	5/9/07	USD	1,842	SEK	12,850	(2)
Citibank NA	5/9/07	USD	616	SEK	4,294	(1)

						$147

Annual Report to Shareholders

Notes to Financial Statements—Continued

Intermediate Plus

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
UBS AG London	5/9/07	USD	214	AUD	272	$(6)
UBS AG London	5/9/07	USD	423	CAD	498	(10)
UBS AG London	5/9/07	USD	619	EUR	475	(17)
Credit Suisse First Boston	5/9/07	USD	288	EUR	221	(8)
Citibank NA	5/9/07	USD	593	EUR	456	(18)
Credit Suisse First Boston	5/9/07	EUR	660	USD	861	23
Credit Suisse First Boston	5/9/07	JPY	104,502	USD	871	23

						$(13)

Non-U.S.

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Credit Suisse First Boston	5/9/07	CAD	12,000	USD	10,204	$216
Morgan Stanley London FX	5/9/07	EUR	2,643	USD	3,500	40
Citibank NA	5/9/07	GBP	3,020	USD	5,964	(18)
Citibank NA	5/9/07	JPY	1,516,277	USD	12,978	(14)
UBS AG London	5/9/07	JPY	55,000	USD	459	11
Deutsche Bank AG London	5/9/07	NOK	40,500	USD	6,354	330
UBS AG London	5/9/07	NOK	2,238	USD	349	21
Credit Suisse First Boston	5/9/07	SEK	12,242	USD	1,750	7
Citibank NA	5/9/07	USD	1,955	DKK	11,155	(50)
Citibank NA	5/9/07	USD	22,927	EUR	17,637	(698)
Citibank NA	5/9/07	USD	3,500	GBP	1,808	(60)
Citibank NA	5/9/07	USD	17,920	JPY	2,158,008	(531)
Citibank NA	5/9/07	USD	1,438	NOK	9,219	(83)
Citibank NA	5/9/07	USD	4,753	PLN	14,122	(137)
Credit Suisse First Boston	5/9/07	USD	8,509	CAD	10,013	(186)
Credit Suisse First Boston	5/9/07	USD	8,797	GBP	4,442	51
Deutsche Bank AG London	5/9/07	USD	24,402	GBP	12,433	(75)
Deutsche Bank AG London	5/9/07	USD	13,127	NOK	84,220	(773)
Goldman Sachs International	5/9/07	USD	15,142	AUD	19,236	(429)
Goldman Sachs International	5/9/07	USD	1,180	CAD	1,391	(28)
Goldman Sachs International	5/9/07	USD	495	GBP	250	3
Goldman Sachs International	5/9/07	USD	1,246	ZAR	8,983	19
JPMorgan Chase Bank	5/9/07	USD	7,100	CAD	8,375	(173)
JPMorgan Chase Bank	5/9/07	USD	3,614	DKK	20,691	(105)
JPMorgan Chase Bank	5/9/07	USD	22,612	EUR	17,346	(624)
JPMorgan Chase Bank	5/9/07	USD	6,337	GBP	3,200	37
Morgan Stanley London FX	5/9/07	USD	2,666	EUR	2,048	(77)
UBS AG London	5/9/07	USD	4,477	DKK	25,614	(127)
UBS AG London	5/9/07	USD	6,816	EUR	5,227	(185)
UBS AG London	5/9/07	USD	2,168	GBP	1,105	(7)
UBS AG London	5/9/07	USD	465	JPY	53,684	6

						$(3,639)

A	Definitions of currency abbreviations

AUD—Australian dollar

CAD—Canadian dollar

Annual Report to Shareholders

DKK—Danish krona

EUR—Euro

GBP—British pound

JPY—Japanese yen

NOK—Norwegian krone

PLN—Polish zloty

SEK—Swedish krona

USD—United States dollar

ZAR—South African rand

Loan Participations and Assignments

The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended March 31, 2007, was as follows:

	Calls		Puts
Absolute Return	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	—	$—	—	$—
Options written	329	155	278	91
Options closed	—	—	(136)	(61)
Options expired	(141)	(79)	(110)	(24)
Options exercised	(7)	(5)	(5)	(3)

Options outstanding at March 31, 2007	181	$71	27	$3

	Calls		Puts
Core	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	188,419,897	$9,930	1,476	$996
Options written	111,833,269	35,322	35,515	15,789
Options closed	(18,780)	(9,834)	(14,735)	(7,563)
Options expired	(188,450,586)	(21,525)	(15,482)	(6,386)
Options exercised	(111,760,428)	(3,999)	(1,347)	(583)

Options outstanding at March 31, 2007	23,372	$9,894	5,427	$2,253

	Calls		Puts
Core Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	420,324,249	$17,644	2,434	$1,737
Options written	226,597,899	64,768	51,287	23,935
Options closed	(48,947,881)	(24,063)	(21,397)	(11,043)
Options expired	(420,367,625)	(37,312)	(19,925)	(9,571)
Options exercised	(177,567,310)	(4,143)	(3,288)	(1,735)

Options outstanding at March 31, 2007	39,332	$16,894	9,111	$3,323

	Calls		Puts
Inflation Indexed	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	162	$57	—	$—
Options written	784	360	1,229	139
Options closed	(349)	(198)	—	—
Options expired	(355)	(140)	(894)	(14)
Options exercised	(242)	(79)	(158)	(46)

Options outstanding at March 31, 2007	—	$—	177	$79

Annual Report to Shareholders

	Calls		Puts
Intermediate	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	4,900,522	$175	497	$126
Options written	33,801,789	525	38,901,381	428
Options closed	(17,402,078)	(615)	(12,501,653)	(468)
Options expired	(8)	(2)	—	—
Options exercised	—	—	—	—

Options outstanding at March 31, 2007	21,300,225	$83	26,400,225	$86

	Calls		Puts
Intermediate Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	900,051	$23	48	$12
Options written	8,400,239	77	7,800,181	61
Options closed	(4,000,259)	(85)	(3,100,199)	(60)
Options expired	(1)	—	—	—
Options exercised	—	—	—	—

Options outstanding at March 31, 2007	5,300,030	$15	4,700,030	$13

	Calls		Puts
Limited Duration	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2006	—	$—	—	$—
Options written	7,700,252	116	5,900,408	139
Options closed	(2,000,146)	(82)	(900,372)	(116)
Options expired	—	—	—	—
Options exercised	—	—	(36)	(14)

Options outstanding at March 31, 2007	5,700,106	$34	5,000,000	$9

Upon entering into a futures contract, the Funds are required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For Non-U.S. and foreign denominated futures held in Intermediate Plus, Core Plus, Inflation Indexed, and Absolute Return, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses, and each Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in value of the futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

The open futures positions and related appreciation or depreciation at March 31, 2007 are listed at the end of each Fund’s portfolio of investments.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps (denoted in the table on the following pages by a superscript 1) involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts (denoted in the table on the following pages by a superscript 2) involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Commodity swaps, (denoted in the table on the following pages by a superscript 3), are agreements to exchange cash flows at specified intervals to gain investment exposure to the relevant spread of commodity reference prices. Total return swaps, (denoted in the table on the following pages by a superscript 4), are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

The following is a summary of open swap contracts outstanding as of March 31, 2007.

Western Asset Absolute Return Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2007	Specified amount upon credit event noticeB	0.14% Quarterly	$20	$—

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2016	1.55% Quarterly	Specified amount upon credit event noticeJ	70	(3)

Banc of America Securities LLC (Heinz Corp., 6.428%, due 12/1/08)[1]	December 20, 2008	0.165% Quarterly	Specified amount upon credit event noticeJ	100	(—)

Banc of America Securities LLC (PHH Corp., 7.125%, due 3/1/13)[1]	March 20, 2013	1.05% Quarterly	Specified amount upon credit event noticeJ	110	(3)

Banc of America Securities LLC[2]	December 1, 2008	5.03% Semi-annually	3-month LIBORD	100	—
Banc of America Securities LLC[2]	March 1, 2013	5.104% Semi-annually	3-month LIBORD	100	(—)

Annual Report to Shareholders

Western Asset Absolute Return Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC[2]	June 1, 2027	5.254% Semi-annually	3-month LIBORD	$50	$1

Barclays Capital Inc. (Boston Scientific Corp., 5.45%, due 6/15/14)[1]	June 20, 2014	0.88% Quarterly	Specified amount upon credit event noticeJ	60	—

Barclays Capital Inc. (Cardinal Health Inc., 5.85%, due 12/15/17)[1]	September 20, 2016	0.49% Quarterly	Specified amount upon credit event noticeJ	60	—

Barclays Capital Inc. (General Motors Corp., 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	3.45% Quarterly	1,600	(63)

Barclays Capital Inc. (Health Care Property Investment Inc., 6.45%, due 6/25/12)[1]	June 20, 2012	0.63% Quarterly	Specified amount upon credit event noticeJ	60	(—)

Barclays Capital Inc. (iBoxx HY 7)[1]	December 20, 2011	3.25% Quarterly	Specified amount upon credit event noticeC	6,700	117

Barclays Capital Inc.[2]	June 25, 2012	5.06% Semi-annually	3-month LIBORD	60	(—)

Barclays Capital Inc.[2]	June 15, 2014	5.264% Semi-annually	3-month LIBORD	60	(1)

Barclays Capital Inc.[2]	October 20, 2016	5.326% Semi-annually	3-month LIBORD	60	(1)

Barclays Capital Inc.[3]	April 18, 2007	90 Day T-Bill	DJ AIG Commodity IndexE	350	30

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2011	0.59% Quarterly	Specified amount upon credit event noticeJ	100	(1)

Bear Stearns, Inc.[2]	April 30, 2011	5.05% Semi-annually	3-month LIBORD	100	(—)

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)[1]	September 20, 2015	0.9% Quarterly	Specified amount upon credit event noticeC	50	(1)

Credit Suisse First Boston USA (Centex Corp., 5.25%, due 6/15/15)[1]	September 20, 2013	0.78% Quarterly	Specified amount upon credit event noticeJ	190	6
Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)[1]	September 20, 2013	0.75% Quarterly	Specified amount upon credit event noticeJ	50	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Absolute Return Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Starwood Hotels Resorts, 7.875%, due 5/1/12)[1]	December 20, 2011	1.37% Quarterly	Specified amount upon credit event noticeC	$100	$(2)

Credit Suisse First Boston USA (Vodafone Group, 7.75%, due 2/15/10)[1]	September 20, 2015	0.54% Quarterly	Specified amount upon credit event noticeJ	100	(1)

Credit Suisse First Boston USA[2]	August 15, 2013	5.023% Semi-annually	3-month LIBORD	50	—

Credit Suisse First Boston USA[2]	May 1, 2012	5.085% Semi-annually	3-month LIBORD	100	(—)

Credit Suisse First Boston USA[2]	September 15, 2015	5.129% Semi-annually	3-month LIBORD	90	(—)

Credit Suisse First Boston USA[2]	September 15, 2015	5.16% Semi-annually	3-month LIBORD	50	(—)

Credit Suisse First Boston USA[2]	October 1, 2013	5.204% Semi-annually	3-month LIBORD	170	(1)

Lehman Brothers Holdings Inc. (Sara Lee Corp., 6.125%, due 11/1/32)[1]	September 20, 2011	0.44% Quarterly	Specified amount upon credit event noticeJ	150	(1)

Lehman Brothers Holdings Inc.[2]	September 15, 2011	5.193% Semi-annually	3-month LIBORD	150	(1)

Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/1/12)[1]	March 20, 2012	0.46% Quarterly	Specified amount upon credit event noticeJ	40	(—)

RBS Greenwich (Gannett Co., 6.375%, due 4/1/12)[1]	June 20, 2012	0.47% Quarterly	Specified amount upon credit event noticeJ	20	(—)

RBS Greenwich[2]	April 1, 2012	5.011% Semi-annually	3-month LIBORD	60	(—)

				$11,130	$75

Western Asset Core Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2007	Specified amount upon credit event noticeB	0.14% Quarterly	$1,510	$—

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2016	1.55% Quarterly	Specified amount upon credit event noticeJ	4,530	(192)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (Centex Corporation, 5.45%, due 8/15/12)[1]	September 20, 2012	0.68% Quarterly	Specified amount upon credit event noticeJ	$1,830	$53

Banc of America Securities LLC (Heinz Co., 6.428%, due 12/1/08)[1]	December 20, 2008	0.165% Quarterly	Specified amount upon credit event noticeJ	6,650	(9)

Banc of America Securities LLC (Lehnnar Corporation, 5.95%, due 10/17/11)[1]	September 20, 2011	0.67% Quarterly	Specified amount upon credit event noticeJ	3,700	53

Banc of America Securities LLC (Marriot International, Inc., 4.625%, due 6/15/12)[1]	December 20, 2015	0.73% Quarterly	Specified amount upon credit event noticeJ	4,400	(67)

Banc of America Securities LLC (PHH Corp., 7.125%, due 3/1/13)[1]	March 20, 2013	1.05% Quarterly	Specified amount upon credit event noticeJ	5,010	(158)

Banc of America Securities LLC (Toll Brothers, 5.95%, due 9/15/13)[1]	September 20, 2013	1.43% Quarterly	Specified amount upon credit event noticeJ	7,300	43

Banc of America Securities LLC[2]	November 10, 2015	4.864% Semi-annually	3-month LIBORD	4,400	81

Banc of America Securities LLC[2]	December 1, 2008	5.03% Semi-annually	3-month LIBORD	6,650	5

Banc of America Securities LLC[2]	March 1, 2013	5.104% Semi-annually	3-month LIBORD	4,700	(17)

Banc of America Securities LLC[2]	June 1, 2027	5.254% Semi-annually	3-month LIBORD	3,020	45

Banc of America Securities LLC[2]	September 15, 2013	5.29% Semi-annually	3-month LIBORD	7,300	(94)

Banc of America Securities LLC[2]	August 15, 2012	5.291% Semi-annually	3-month LIBORD	1,830	(24)

Banc of America Securities LLC[2]	October 17, 2011	5.293% Semi-annually	3-month LIBORD	3,700	(46)

Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)[1]	September 20, 2012	0.5% Quarterly	Specified amount upon credit event noticeC	3,520	(1)

Barclays Capital Inc. (Boston Scientific Inc., 5.45%, due 6/15/14)[1]	June 20, 2014	0.88% Quarterly	Specified amount upon credit event noticeJ	3,530	25

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc. (Cardinal Health Inc., 5.85%, due 12/15/17)[1]	September 20, 2016	0.49% Quarterly	Specified amount upon credit event noticeJ	$3,530	$11

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)[1]	June 20, 2012	0.63% Quarterly	Specified amount upon credit event noticeJ	3,550	(20)

Barclays Capital Inc.[2]	June 25, 2012	5.06% Semi-annually	3-month LIBORD	3,550	(8)

Barclays Capital Inc.[2]	September 15, 2012	5.189% Semi-annually	3-month LIBORD	3,520	(28)

Barclays Capital Inc.[2]	June 15, 2014	5.264% Semi-annually	3-month LIBORD	3,530	(39)

Barclays Capital Inc.[2]	October 20, 2016	5.326% Semi-annually	3-month LIBORD	3,530	(43)

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)[1]	September 20, 2014	0.28% Quarterly	Specified amount upon credit event noticeJ	4,270	(7)

Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13 )[1]	June 20, 2010	Specified amount upon credit event noticeB	4.83% Quarterly	12,500	683

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2011	0.59% Quarterly	Specified amount upon credit event noticeC	2,500	(30)

Bear Stearns, Inc. (Washington Mutual Inc., 5.25%, due 9/15/17 )[1]	March 20, 2017	Specified amount upon credit event noticeB	0.81% Quarterly	9,600	85

Bear Stearns, Inc. (ABX-HE-A 06-2)[1]	May 25, 2046	Specified amount upon credit event noticeF	0.44% Monthly	25,000	(1,409)

Bear Stearns, Inc.[2]	September 15, 2014	5% Semi-annually	3-month LIBORD	4,270	24

Bear Stearns, Inc.[2]	April 30, 2011	5.05% Semi-annually	3-month LIBORD	2,500	(7)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8 1-Month LIBORD + 160 bpG, due 6/25/35)[1]	April 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	784	36

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9 1-Month LIBORD + 250 bpG, due 6/25/35)[1]	April 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	$784	$51

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8 1-Month LIBORD + 138 bpG, due 2/25/35)[1]	February 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	784	48

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9 1-Month LIBORD + 220 bpG, due 2/25/35)[1]	February 25, 2035	2.06% Monthly	Specified amount upon credit event noticeC	784	68

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2 1-Month LIBORD +190 bpG, due 10/25/34)[1]	October 25, 2034	1.37% Monthly	Specified amount upon credit event noticeC	1,046	61

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2 1Month LIBORD + 130 bpG, due 3/25/35)[1]	March 25, 2035	1.31% Quarterly	Specified amount upon credit event noticeC	784	58

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3 1-Month LIBORD + 200 bpG, due 3/25/35)[1]	March 25, 2035	2.18% Quarterly	Specified amount upon credit event noticeC	784	114

Credit Suisse First Boston USA (AmerisourceBergen Corp 8.125%, due 9/1/8)[1]	September 20, 2015	0.9% Quarterly	Specified amount upon credit event noticeC	3,050	(34)

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORD + 300 bpG, due 3/25/34)[1]	March 25, 2034	2.2% Monthly	Specified amount upon credit event noticeC	1,046	59

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9 1-Month LIBORD + 225 bpG, due 11/25/34)[1]	November 25, 2034	1.33% Monthly	Specified amount upon credit event noticeC	784	49

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10 1-Month LIBORD + 350 bpG, due 11/25/34)[1]	November 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	$784	$65

Credit Suisse First Boston USA (ConocoPhillips, 4.75%, due 10/15/12)[1]	September 20, 2012	Specified amount upon credit event noticeB	0.27% Quarterly	1,000	7

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.4% Quarterly	6,500	122

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORD + 180 bpG, due 11/25/34)[1]	November 25, 2034	1.31% Monthly	Specified amount upon credit event noticeC	784	47

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORD + 315 bpG, due 11/25/34)[1]	November 25, 2034	2.18% Monthly	Specified amount upon credit event noticeC	784	64

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBORD + 135 bpG, due 1/25/35)[1]	January 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	784	64

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBORD + 100 bpG, due 1/25/35)[1]	January 25, 2035	2.08% Monthly	Specified amount upon credit event noticeC	784	82

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBORD + 190 bpG, due 3/25/35)[1]	March 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	784	49

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBORD + 325 bpG, due 3/25/35)[1]	March 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	784	68

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Limited Brands Inc., 6.125%, due 12/1/12)[1]	December 20, 2012	0.6% Quarterly	Specified amount upon credit event noticeJ	$5,870	$(2)

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORD + 350 bpG, due 2/25/34)[1]	February 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	1,046	48

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORD + 170 bpG, due 2/25/35)[1]	February 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	784	63

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORD + 275 bpG, due 2/25/35)[1]	February 25, 2035	2.08% Monthly	Specified amount upon credit event noticeC	784	81

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)[1]	September 20, 2013	0.75% Quarterly	Specified amount upon credit event noticeJ	3,320	15

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8 1-Month LIBORD + 153 bpG, due 12/25/34)[1]	December 25, 2034	1.31% Monthly	Specified amount upon credit event noticeC	784	45

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9 1-Month LIBORD + 240 bpG, due 12/25/34)[1]	December 25, 2034	2.08% Monthly	Specified amount upon credit event noticeC	784	66

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2004-WMC4 B3 1-Month LIBORD + 375 bpG, due 4/25/35)[1]	April 25, 2035	2.15% Monthly	Specified amount upon credit event noticeC	1,046	37

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B2 1-Month LIBORD + 135 bpG, due 9/25/35)[1]	September 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	784	34

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B3 1-Month LIBORD + 225 bpG, due 9/25/35)[1]	September 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	$784	$40

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B2 1-Month LIBORD + 130 bpG, due 10/25/35)[1]	October 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	784	48

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B3 1-Month LIBORD + 205 bpG, due 10/25/35)[1]	October 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	784	72

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2 1-Month LIBORD + 130 bpG, due 1/25/35)[1]	January 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	784	42

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3 1-Month LIBORD + 215 bpG, due 1/25/35)[1]	January 25, 2035	2.18% Monthly	Specified amount upon credit event noticeC	784	57

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORD + 325 bpG, due 8/25/34)[1]	August 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	1,046	48

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORD + 140 bpG, due 3/25/35)[1]	March 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	784	38

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORD + 205 bpG, due 3/25/35)[1]	March 25, 2035	2.18% Monthly	Specified amount upon credit event noticeC	784	52

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORD + 135 bpG, due 6/25/35)[1]	June 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	$784	$42

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORD + 195 bpG, due 6/25/35)[1]	June 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	784	63

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8 1-Month LIBORD + 155 bpG, due 1/25/36)[1]	January 25, 2036	1.36% Monthly	Specified amount upon credit event noticeC	784	66

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9 1-Month LIBORD + 250 bpG, due 1/25/36)[1]	January 25, 2036	2.18% Monthly	Specified amount upon credit event noticeC	784	85

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6 1-Month LIBORD + 230 bpG, due 6/25/34)[1]	June 25, 2034	1.37% Quarterly	Specified amount upon credit event noticeC	1,046	33

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBORD + 165 bpG, due 1/25/35)[1]	January 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	784	66

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3 1-Month LIBORD + 260 bpG, due 1/25/35)[1]	January 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	784	90

Credit Suisse First Boston USA (Starwood Hotels, 7.875%, due 5/1/12)[1]	December 20, 2011	1.37% Quarterly	Specified amount upon credit event noticeC	6,400	(136)

Credit Suisse First Boston USA (Vodafone Group, 7.75%, due 2/15/10)[1]	September 20, 2015	0.54% Quarterly	Specified amount upon credit event noticeJ	6,040	(59)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeC	$24,167	$(299)

Credit Suisse First Boston USA[2]	December 1, 2012	4.903% Semi-annually	3-month LIBORD	5,870	36

Credit Suisse First Boston USA[2]	August 15, 2013	5.023% Semi-annually	3-month LIBORD	3,020	5

Credit Suisse First Boston USA[2]	May 1, 2012	5.085% Semi-annually	3-month LIBORD	6,100	(22)

Credit Suisse First Boston USA[2]	September 15, 2015	5.129% Semi-annually	3-month LIBORD	5,740	(2)

Credit Suisse First Boston USA[2]	September 15, 2015	5.16% Semi-annually	3-month LIBORD	3,050	(7)

Deutsche Bank AG (Countrywide Home Loan Inc., 4%, due 3/22/11)[1]	March 20, 2017	Specified amount upon credit event noticeB	0.94% Quarterly	9,600	(20)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeB	5.25% Quarterly	3,340	20

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.25% Quarterly	1,100	16

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.67% Quarterly	1,300	(54)

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	11,700	47

Deutsche Bank AG (Ford Motor Credit Company, 7%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	5.05% Quarterly	17,100	1,058

Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.93% Quarterly	1,700	(302)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.29% Quarterly	15,600	177

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.6% Quarterly	Specified amount upon credit event noticeC	7,400	(55)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (iBoxx 30 Hi-Vol)[1]	March 20, 2009	1.25% Quarterly	Specified amount upon credit event noticeC	$7,153	$(42)

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeF	1.25% Quarterly	9,415	119

Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeF	1.3% Quarterly	8,043	25

Deutsche Bank AG2	June 17, 2010	3-month LIBORD	4.313% Semi-annually	31,430	(596)

Deutsche Bank AG2	October 5, 2008	3-month LIBORD	4.655% Semi-annually	115,540	(750)

Deutsche Bank AG2	October 11, 2010	3-month LIBORD	4.708% Semi-annually	206,790	(1,687)

Deutsche Bank AG2	July 13, 2011	3-month LIBORD	5.628% Semi-annually	83,870	2,080

Deutsche Bank AG2	July 21, 2016	3-month LIBORD	5.693% Semi-annually	77,910	3,517

JP Morgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6% Quarterly	10,500	731

JP Morgan Chase & Co. (Limited Brands Inc., 6.125%, due 12/1/12)[1]	December 20, 2012	0.67% Quarterly	Specified amount upon credit event noticeJ	3,550	(13)

JP Morgan Chase & Co.[2]	December 1, 2012	5.275% Semi-Annually	3-month LIBORD	3,550	(43)

JP Morgan Chase & Co.[2]	September 7, 2016	5.322% Semi-Annually	3-month LIBORD	35,900	(407)

Lehman Brothers Holdings Inc. (Autozone Inc., 5.875%, due 10/15/12)[1]	June 20, 2013	0.66% Quarterly	Specified amount upon credit event noticeJ	4,990	(69)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	May 1, 2007	Specified amount upon credit event noticeB	5.25% Quarterly	10,000	563

Lehman Brothers Holdings Inc. (Sara Lee Corporation, 6.125%, due 11/1/32)[1]	September 20, 2011	0.44% Quarterly	Specified amount upon credit event noticeJ	5,500	(37)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Lehman Brothers Holdings Inc. (Sprint Capital Corporation, 8.375%, due 3/15/12)[1]	December 20, 2007	Specified amount upon credit event noticeB	0.05% Quarterly	$1,230	$(1)

Lehman Brothers Holdings Inc. (Sprint Capital Corporation, 8.375%, due 3/15/12)[1]	December 20, 2011	0.45% Quarterly	Specified amount upon credit event noticeJ	2,990	9

Lehman Brothers Holdings Inc. (Sprint Capital Corporation, 8.375%, due 3/15/12)[1]	December 20, 2011	0.53% Quarterly	Specified amount upon credit event noticeJ	3,070	(1)

Lehman Brothers Holdings Inc. (Sprint Capital Corporation, 8.375%, due 3/15/12)[1]	December 20, 2016	Specified amount upon credit event noticeB	0.94% Quarterly	1,760	(15)

Lehman Brothers Holdings Inc. (Sprint Capital Corporation, 8.375%, due 3/15/12)[1]	December 20, 2016	Specified amount upon credit event noticeB	1.07% Quarterly	1,800	2

Lehman Brothers Holdings Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2011	0.57% Quarterly	Specified amount upon credit event noticeJ	3,580	(40)

Lehman Brothers Holdings Inc. (Washington Mutual Inc., 5.25%, due 9/15/17)[1]	June 20, 2017	Specified amount upon credit event noticeB	0.65% Quarterly	9,600	(37)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeC	8,507	(63)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.05% Quarterly	Specified amount upon credit event noticeC	773	(6)

Lehman Brothers Holdings Inc.[2]	October 7, 2007	3-month LIBORD	4.601% Semi-Annually	630	(3)

Lehman Brothers Holdings Inc.[2]	April 30, 2011	5.07% Semi-Annually	3-month LIBORD	3,580	(13)

Lehman Brothers Holdings Inc.[2]	September 15, 2011	5.193% Semi-Annually	3-month LIBORD	5,500	(45)

Lehman Brothers Holdings Inc.[2]	June 1, 2013	5.282% Semi-Annually	3-month LIBORD	5,350	(67)

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	83,900	22

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	58,800	30

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	$58,800	$(9)

Merrill Lynch & Co., Inc. (Pacific Gas & Electric Co., 4.8%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeF	0.42% Quarterly	2,100	14

Morgan Stanley and Company, Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2012	0.36% Monthly	Specified amount upon credit event noticeC	5,460	3

Morgan Stanley and Company, Inc.[2]	April 30, 2016	5.189% Semi-Annually	3-month LIBORD	3,400	(11)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)[1]	March 20, 2012	Specified amount upon credit event noticeB	0.66% Quarterly	49,300	(190)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)[1]	March 20, 2012	Specified amount upon credit event noticeB	0.67% Quarterly	25,000	(85)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)[1]	June 20, 2012	Specified amount upon credit event noticeB	0.72% Quarterly	25,000	(56)

RBS Greenwich (DSLA Mortgage Loan Trust 2005—AR5, 1-Month LIBORD + 175 bpG, due 8/19/45)[1]	August 19, 2045	4.5% Monthly	Specified amount upon credit event noticeC	1,298	21

RBS Greenwich (Embarq Corporation, 7.082%, due 6/1/16)[1]	March 20, 2008	Specified amount upon credit event noticeB	0.15% Quarterly	1,220	(—)

RBS Greenwich (Embarq Corporation, 7.082%, due 6/1/16)[1]	March 20, 2012	0.66% Monthly	Specified amount upon credit event noticeC	2,960	14

RBS Greenwich (Embarq Corporation, 7.082%, due 6/1/16)[1]	March 20, 2017	Specified amount upon credit event noticeB	1.43% Quarterly	1,740	(22)

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	4.26% Quarterly	25,000	946

RBS Greenwich (Gannett Company Inc., 6.375%, due 4/1/12)[1]	June 20, 2012	0.47% Quarterly	Specified amount upon credit event noticeC	3,930	(23)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.53% Quarterly	15,000	1,259

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.68% Quarterly	$25,000	$2,204

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2010	Specified amount upon credit event noticeB	5.75% Quarterly	7,500	930

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	6.8% Quarterly	5,900	549

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	7.1% Quarterly	5,800	588

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	7.7% Quarterly	12,500	1,495

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	8.4% Quarterly	12,500	1,718

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12, 1-Month LIBORD + 175 bpG, due 10/19/35)[1]	October 19, 2035	2.5% Monthly	Specified amount upon credit event noticeC	1,303	21

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)[1]	March 20, 2016	0.48% Quarterly	Specified amount upon credit event noticeC	4,250	(12)

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18, 1-Month LIBORD + 125 bpG, due 10/25/36)[1]	October 25, 2036	2.7% Monthly	Specified amount upon credit event noticeC	1,394	16

RBS Greenwich (Pulte Holmes Inc., 7.875%, due 8/1/11)[1]	September 20, 2011	0.67% Quarterly	Specified amount upon credit event noticeC	3,340	49

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	September 20, 2010	Specified amount upon credit event noticeB	0.47% Quarterly	5,000	50

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	December 20, 2010	Specified amount upon credit event noticeB	0.500% Quarterly	$12,500	$137

RBS Greenwich (Tyson Food Inc., 8.25%, due 10/1/11)[1]	September 20, 2011	1.09% Quarterly	Specified amount upon credit event noticeC	4,420	(61)

RBS Greenwich (Washington Mutual Inc., 5.25%, due 9/15/17)[1]	March 20, 2017	Specified amount upon credit event noticeB	0.64% Quarterly	10,000	(40)

RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBORD + 120 bp,G due 8/25/45)[1]	August 25, 2045	2.55% Monthly	Specified amount upon credit event noticeC	569	6

RBS Greenwich (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.05% Quarterly	Specified amount upon credit event noticeC	17,303	340

RBS Greenwich[2]	April 1, 2012	5.011% Semi-annually	3-month LIBORD	3,930	(2)

RBS Greenwich[2]	August 1, 2011	5.053% Semi-annually	3-month LIBORD	3,340	(9)

RBS Greenwich[2]	October 1, 2011	5.075% Semi-annually	3-month LIBORD	4,720	(17)

RBS Greenwich[2]	March 1, 2016	5.12% Semi-annually	3-month LIBORD	4,250	6

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.67% Quarterly	1,400	(58)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.75% Quarterly	1,900	100

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	6% Quarterly	5,000	627

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	8.95% Quarterly	5,000	763

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (iBoxx IG HVOL 3)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.05% Quarterly	$48,333	$851

The Goldman Sachs Group, Inc. (iBoxx IG HVOL 3)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.05% Quarterly	16,433	362

The Goldman Sachs Group, Inc. (iBoxx IG HVOL 3)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.05% Quarterly	32,093	1,128

The Goldman Sachs Group, Inc. (CDX IG HVOL 4)[1]	June 20, 2010	0.9% Quarterly	Specified amount upon credit event noticeC	14,200	(20)

The Goldman Sachs Group, Inc. (CDX IG HVOL 4)[1]	December 20, 2010	0.85% Quarterly	Specified amount upon credit event noticeC	14,200	(36)

The Goldman Sachs Group, Inc. (CDX IG HVOL 5)[1]	December 20, 2010	0.85% Quarterly	Specified amount upon credit event noticeC	30,100	(87)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	29,500	—

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	139,000	(374)

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORD	3.215% Semi-annually	26,500	(266)

The Goldman Sachs Group, Inc.[2]	March 10, 2009	3-month LIBORD	4.36% Semi-annually	54,100	(262)

The Goldman Sachs Group, Inc.[2]	March 5, 2014	3-month LIBORD	5.024% Semi-annually	74,300	(194)

The Goldman Sachs Group, Inc.[2]	November 3, 2011	3-month LIBORD	5.044% Semi-annually	81,800	182

The Goldman Sachs Group, Inc.[2]	January 12, 2012	3-month LIBORD	5.086% Semi-annually	71,000	370

The Goldman Sachs Group, Inc.[2]	January 31, 2012	3-month LIBORD	5.279% Semi-annually	71,100	852

The Goldman Sachs Group, Inc.[2]	February 1, 2012	3-month LIBORD	5.315% Semi-annually	81,200	1,087

The Goldman Sachs Group, Inc.[2]	February 2, 2017	3-month LIBORD	5.376% Semi-annually	35,200	537

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc.[2]	October 18, 2008	3-month LIBORD	5.55% Semi-annually	$229,100	$933

The Goldman Sachs Group, Inc.[2]	October 19, 2008	3-month LIBORD	5.55% Semi-annually	223,508	967

The Goldman Sachs Group, Inc.[2]	January 10, 2012	3-month LIBORD	5.658% Semi-annually	71,900	1,457

The Goldman Sachs Group, Inc.[2]	July 7, 2011	3-month LIBORD	5.713% Semi-annually	71,600	1,999

The Goldman Sachs Group, Inc.[2]	October 18, 2016	5.67% Semi-annually	3-month LIBORD	55,877	(1,545)

The Goldman Sachs Group, Inc.[2]	October 19, 2016	5.69% Semi-annually	3-month LIBORD	55,877	(1,593)

				$3,046,920	$22,391

Western Asset Core Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2007	Specified amount upon credit event noticeB	0.14% Quarterly	$2,650	$0

Banc of America Securities LLC (Belo Corp., 7.75%, due 6/1/27)[1]	December 20, 2016	1.55% Quarterly	Specified amount upon credit event noticeJ	7,950	(337)

Banc of America Securities LLC (Centex Corporation, 5.45%, due 8/15/12)[1]	September 20, 2012	0.68% Quarterly	Specified amount upon credit event noticeJ	3,170	92

Banc of America Securities LLC (Heinz Co., 6.428%, due 12/1/08)[1]	December 20, 2008	0.165% Quarterly	Specified amount upon credit event noticeJ	11,660	(16)

Banc of America Securities LLC (Lehnnar Corporation, 5.95%, due 10/17/11)[1]	September 20, 2011	0.67% Quarterly	Specified amount upon credit event noticeJ	6,300	90

Banc of America Securities LLC (Marriott International, Inc., 4.625%, due 6/15/12)[1]	December 20, 2015	0.73% Quarterly	Specified amount upon credit event noticeC	7,950	(121)

Banc of America Securities LLC (PHH Corp., 7.125%, due 3/1/13)[1]	March 20, 2013	1.05% Quarterly	Specified amount upon credit event noticeJ	8,640	(272)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (Toll Brothers, 5.95%, due 9/15/13)[1]	September 20, 2013	1.43% Quarterly	Specified amount upon credit event noticeJ	$12,700	$75

Banc of America Securities LLC (ABX-HE-A 06-2)[1]	May 25, 2046	Specified amount upon credit event noticeF	2.42% Monthly	6,600	350

Banc of America Securities LLC[2]	November 10, 2015	4.864% Semi-annually	3-month LIBORD	7,950	147

Banc of America Securities LLC[2]	December 1, 2008	5.03% Semi-annually	3-month LIBORD	11,660	9

Banc of America Securities LLC[2]	March 1, 2013	5.104% Semi-annually	3-month LIBORD	8,100	(29)

Banc of America Securities LLC[2]	June 1, 2027	5.254% Semi-annually	3-month LIBORD	5,300	78

Banc of America Securities LLC[2]	October 17, 2011	5.293% Semi-annually	3-month LIBORD	6,300	(78)

Banc of America Securities LLC[2]	August 15, 2012	5.291% Semi-annually	3-month LIBORD	3,170	(41)

Banc of America Securities LLC[2]	September 15, 2013	5.29% Semi-annually	3-month LIBORD	12,700	(163)

Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)[1]	September 20, 2012	0.5% Quarterly	Specified amount upon credit event noticeC	6,330	(2)

Barclays Capital Inc. (Boston Scientific Inc., 5.45%, due 6/15/14)[1]	June 20, 2014	0.88% Quarterly	Specified amount upon credit event noticeJ	6,260	44

Barclays Capital Inc. (Cardinal Health Inc., 5.85%, due 12/15/17)[1]	September 20, 2016	0.49% Quarterly	Specified amount upon credit event noticeJ	6,260	19

Barclays Capital Inc. (General Motors Corp., 7.125%, due 7/15/13)[1]	December 20, 2011	Specified amount upon credit event noticeB	4.16% Quarterly	7,000	50

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)[1]	June 20, 2012	0.63% Quarterly	Specified amount upon credit event noticeJ	6,240	(34)

Barclays Capital Inc. (CDX HY 7)[1]	December 20, 2011	3.25% Quarterly	Specified amount upon credit event noticeC	38,500	409

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc.[2]	June 25, 2012	5.06% Semi-annually	3-month LIBORD	$6,240	$(14)

Barclays Capital Inc.[2]	September 15, 2012	5.189% Semi-annually	3-month LIBORD	6,330	(51)

Barclays Capital Inc.[2]	June 15, 2014	5.264% Semi-annually	3-month LIBORD	6,260	(68)

Barclays Capital Inc.[2]	October 20, 2016	5.326% Semi-annually	3-month LIBORD	6,260	(76)

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)[1]	September 20, 2014	0.28% Quarterly	Specified amount upon credit event noticeC	8,250	(13)

Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.83% Quarterly	12,500	683

Bear Stearns, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	3.2% Quarterly	9,900	(481)

Bear Stearns, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	3.25% Quarterly	18,500	(863)

Bear Stearns, Inc. (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.32% Quarterly	Specified amount upon credit event noticeJ	2,620	(16)

Bear Stearns, Inc. (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.32% Quarterly	Specified amount upon credit event noticeJ	3,470	(19)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.35% Quarterly	Specified amount upon credit event noticeJ	790	(5)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.36% Quarterly	Specified amount upon credit event noticeJ	2,620	(18)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.36% Quarterly	Specified amount upon credit event noticeJ	2,620	(18)

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2011	0.59% Quarterly	Specified amount upon credit event noticeJ	4,300	(52)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.33% Quarterly	Specified amount upon credit event noticeJ	$790	$(5)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.335% Quarterly	Specified amount upon credit event noticeJ	2,620	(19)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.34% Quarterly	Specified amount upon credit event noticeJ	2,620	(19)

Bear Stearns, Inc. (CDX HY 5)[1]	December 20, 2010	3.95% Quarterly	Specified amount upon credit event noticeC	8,352	(103)

Bear Stearns, Inc. (CDX HY 6B)[1]	June 20, 2011	3% Quarterly	Specified amount upon credit event noticeC	11,600	276

Bear Stearns, Inc. (CDX HY 6B)[1]	June 20, 2011	Specified amount upon credit event noticeF	3% Quarterly	25,000	422

Bear Stearns, Inc. (CDX HY 7)[1]	December 20, 2011	3.25% Quarterly	Specified amount upon credit event noticeC	28,900	235

Bear Stearns, Inc. (CDX HY 7B)[1]	December 20, 2011	3% Quarterly	Specified amount upon credit event noticeC	19,000	(30)

Bear Stearns, Inc. (CDX HY 7B)[1]	December 20, 2011	3% Quarterly	Specified amount upon credit event noticeC	23,300	77

Bear Stearns, Inc. (CDX HY 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	2.75% Quarterly	11,000	(67)

Bear Stearns, Inc.[2]	December 22, 2011	3-month LIBORD	4.993% Semi-annually	54,900	77

Bear Stearns, Inc.[2]	September 15, 2014	5% Semi-annually	3-month LIBORD	8,250	46

Bear Stearns, Inc.[2]	April 30, 2011	5.05% Semi-annually	3-month LIBORD	4,300	(12)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBORD + 160 bpG, due 6/25/35)[1]	April 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	51

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBORD + 250 bpG, due 6/25/35)[1]	April 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	$1,122	$73

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBORD + 138 bpG, due 2/25/35)[1]	February 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	1,122	69

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBORD + 220 bpG, due 2/25/35)[1]	February 25, 2035	2.06% Monthly	Specified amount upon credit event noticeC	1,122	98

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBORD +190 bpG, due 10/25/34)[1]	October 25, 2034	1.37% Monthly	Specified amount upon credit event noticeC	1,494	87

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1Month LIBORD + 130 bpG, due 3/25/35)[1]	March 25, 2035	1.31% Quarterly	Specified amount upon credit event noticeC	1,122	83

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBORD + 200 bpG, due 3/25/35)[1]	March 25, 2035	2.18% Quarterly	Specified amount upon credit event noticeC	1,122	163

Credit Suisse First Boston USA (AmerisourceBergen Corp., 8.125%, due 9/1/8)[1]	September 20, 2015	0.9% Quarterly	Specified amount upon credit event noticeC	5,350	(59)

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORD + 300 bpG, due 3/25/34)[1]	March 25, 2034	2.2% Monthly	Specified amount upon credit event noticeC	1,494	84

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9 1-Month LIBORD + 225 bpG, due 11/25/34)[1]	November 25, 2034	1.33% Monthly	Specified amount upon credit event noticeC	1,122	70

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10 1-Month LIBORD + 350 bpG, due 11/25/34)[1]	November 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	1,122	93

Credit Suisse First Boston USA (ConocoPhillips, 4.75%, due 10/15/12)[1]	September 20, 2012	Specified amount upon credit event noticeB	0.27% Quarterly	1,460	10

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.4% Quarterly	$9,000	$170

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeF	2.32% Quarterly	2,400	107

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORD + 180 bpG, due 11/25/34)[1]	November 25, 2034	1.31% Monthly	Specified amount upon credit event noticeC	1,122	68

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORD + 315 bpG, due 11/25/34)[1]	November 25, 2034	2.18% Monthly	Specified amount upon credit event noticeC	1,122	92

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8 1-Month LIBORD + 135 bpG, due 1/25/35)[1]	January 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	1,122	92

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A 1-Month LIBORD + 100 bpG, due 1/25/35)[1]	January 25, 2035	2.08% Monthly	Specified amount upon credit event noticeC	1,122	117

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M8, 1-Month LIBORD + 190 bpG, due 3/25/35)[1]	March 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	69

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M9, 1-Month LIBORD + 325 bpG, due 3/25/35)[1]	March 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	1,122	97

Credit Suisse First Boston USA (Limited Brands Inc., 6.125%, due 12/1/12)[1]	December 20, 2012	0.6% Quarterly	Specified amount upon credit event noticeJ	10,600	(3)

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORD + 350 bpG, due 2/25/34)[1]	February 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	1,494	68

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORD + 170 bpG, due 2/25/35)[1]	February 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	1,122	91

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORD + 275 bpG, due 2/25/35)[1]	February 25, 2035	2.08% Monthly	Specified amount upon credit event noticeC	$1,122	$116

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)[1]	September 20, 2013	0.75% Quarterly	Specified amount upon credit event noticeJ	5,830	27

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8 1-Month LIBORD + 153 bpG, due 12/25/34)[1]	December 25, 2034	1.31% Monthly	Specified amount upon credit event noticeC	1,122	64

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9 1-Month LIBORD + 240 bpG, due 12/25/34)[1]	December 25, 2034	2.08% Monthly	Specified amount upon credit event noticeC	1,122	94

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2004-WMC4 B3 1-Month LIBORD + 375 bpG, due 4/25/35)[1]	April 25, 2035	2.15% Monthly	Specified amount upon credit event noticeC	1,494	53

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B2 1-Month LIBORD + 130 bpG, due 10/25/35)[1]	October 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	68

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B3 1-Month LIBORD + 205 bpG, due 10/25/35)[1]	October 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	1,122	103

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B2 1-Month LIBORD + 135 bpG, due 9/25/35)[1]	September 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	49

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B3 1-Month LIBORD + 225 bpG, due 9/25/35)[1]	September 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	1,122	57

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2 1-Month LIBORD + 130 bpG, due 1/25/35)[1]	January 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	1,122	60

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3 1-Month LIBORD + 215 bpG, due 1/25/35)[1]	January 25, 2035	2.18% Monthly	Specified amount upon credit event noticeC	1,122	82

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORD + 325 bpG, due 8/25/34)[1]	August 25, 2034	2.15% Monthly	Specified amount upon credit event noticeC	$1,494	$69

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORD + 140 bpG, due 3/25/35)[1]	March 25, 2035	1.31% Monthly	Specified amount upon credit event noticeC	1,122	54

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORD + 205 bpG, due 3/25/35)[1]	March 25, 2035	2.18% Monthly	Specified amount upon credit event noticeC	1,122	74

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORD + 135 bpG, due 6/25/35)[1]	June 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	60

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORD + 195 bpG, due 6/25/35)[1]	June 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	1,122	90

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8 1-Month LIBORD + 155 bpG, due 1/25/36)[1]	January 25, 2036	1.36% Monthly	Specified amount upon credit event noticeC	1,122	94

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9 1-Month LIBORD + 250 bpG, due 1/25/36)[1]	January 25, 2036	2.18% Monthly	Specified amount upon credit event noticeC	1,122	122

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6 1-Month LIBORD + 230 bpG, due 6/25/34)[1]	June 25, 2034	1.37% Quarterly	Specified amount upon credit event noticeC	1,494	46

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 1-Month LIBORD + 165 bpG, due 1/25/35)[1]	January 25, 2035	1.28% Monthly	Specified amount upon credit event noticeC	1,122	94

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3 1-Month LIBORD + 260 bpG, due 1/25/35)[1]	January 25, 2035	2.05% Monthly	Specified amount upon credit event noticeC	1,122	129

Credit Suisse First Boston USA (Starwood Hotels, 7.875%, due 5/1/12)[1]	December 20, 2011	1.37% Quarterly	Specified amount upon credit event noticeC	11,250	(239)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Vodafone Group, 7.75%, due 2/15/10)[1]	September 20, 2015	0.54% Quarterly	Specified amount upon credit event noticeJ	$10,600	$(103)

Credit Suisse First Boston USA (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeF	1.25% Quarterly	48,333	650

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeC	24,167	(299)

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	3,007	302

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	3,007	302

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	11,264	652

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	15,177	992

Credit Suisse First Boston USA[2]	January 19, 2009	Mexican Interbank Deposit RateI	7.69% Monthly	144,500	11

Credit Suisse First Boston USA[2]	December 1, 2012	4.903% Semi-annually	3-month LIBORD	10,600	65

Credit Suisse First Boston USA[2]	August 15, 2013	5.023% Semi-annually	3-month LIBORD	5,300	8

Credit Suisse First Boston USA[2]	May 1, 2012	5.085% Semi-annually	3-month LIBORD	10,700	(39)

Credit Suisse First Boston USA[2]	September 15, 2015	5.129% Semi-annually	3-month LIBORD	10,070	(3)

Credit Suisse First Boston USA[2]	September 15, 2015	5.16% Semi-annually	3-month LIBORD	5,350	(13)

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)[1]	December 20, 2016	Specified amount upon credit event noticeB	2.2% Quarterly	3,700	143

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)[1]	December 20, 2016	Specified amount upon credit event noticeB	2.21% Quarterly	4,200	160

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeB	2.95% Quarterly	$2,250	$7

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeB	5.25% Quarterly	3,460	21

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.25% Quarterly	1,600	24

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.67% Quarterly	1,900	(79)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.3% Quarterly	3,020	133

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.3% Quarterly	5,430	238

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.32% Quarterly	3,200	142

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	17,000	68

Deutsche Bank AG (Ford Motor Credit Company, 7%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	5.05% Quarterly	25,400	1,572

Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.93% Quarterly	2,600	(462)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.29% Quarterly	25,100	285

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.325% Quarterly	Specified amount upon credit event noticeJ	2,540	(16)

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.325% Quarterly	Specified amount upon credit event noticeJ	2,540	(14)

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.34% Quarterly	Specified amount upon credit event noticeJ	2,540	(16)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.36% Quarterly	Specified amount upon credit event noticeJ	$2,540	$(17)

Deutsche Bank AG (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.38% Quarterly	Specified amount upon credit event noticeJ	2,540	(19)

Deutsche Bank AG (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.34% Quarterly	Specified amount upon credit event noticeJ	2,540	(18)

Deutsche Bank AG (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.37% Quarterly	Specified amount upon credit event noticeJ	2,540	(18)

Deutsche Bank AG (ABX-HE-A 06-2)[1]	May 25, 2046	Specified amount upon credit event noticeF	2.42% Monthly	3,900	(403)

Deutsche Bank AG (iBoxx 100 HY)[1]	March 20, 2009	Specified amount upon credit event noticeF	4.25% Quarterly	9,400	511

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeF	1.25% Quarterly	13,301	168

Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeF	1.3% Quarterly	11,175	35

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.6% Quarterly	Specified amount upon credit event noticeC	6,450	(48)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.6% Quarterly	Specified amount upon credit event noticeC	9,500	(70)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	1.25% Quarterly	Specified amount upon credit event noticeC	9,183	(54)

Deutsche Bank AG (iBoxx HY 2)[1]	September 20, 2009	Specified amount upon credit event noticeF	4.8% Quarterly	2,498	234

Deutsche Bank AG (iBoxx HY B)[1]	March 20, 2009	Specified amount upon credit event noticeF	5% Quarterly	4,651	270

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (iBoxx HY B)[1]	March 20, 2009	Specified amount upon credit event noticeF	5% Quarterly	$9,302	$505

Deutsche Bank AG2	January 10, 2008	3-month LIBORD	3.754% Semi-annually	143,500	(1,739)

Deutsche Bank AG2	June 17, 2010	3-month LIBORD	4.313% Semi-annually	41,570	(788)

Deutsche Bank AG2	October 5, 2008	3-month LIBORD	4.655% Semi-annually	194,330	(1,261)

Deutsche Bank AG2	October 11, 2010	3-month LIBORD	4.708% Semi-annually	299,650	(2,444)

Deutsche Bank AG2	July 13, 2011	3-month LIBORD	5.628% Semi-annually	133,350	3,308

Deutsche Bank AG2	July 21, 2016	3-month LIBORD	5.693% Semi-annually	124,720	5,630

JP Morgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6% Quarterly	14,300	995

JP Morgan Chase & Co. (Limited Brands Inc., 6.125%, due 12/1/12)[1]	December 20, 2012	0.67% Quarterly	Specified amount upon credit event noticeJ	6,300	(24)

JP Morgan Chase & Co.[2]	November 6, 2011	3-month LIBORD	5.02% Semi-Annually	93,600	119

JP Morgan Chase & Co.[2]	December 1, 2012	5.275% Semi-Annually	3-month LIBORD	6,300	(76)

JP Morgan Chase & Co.[2]	September 7, 2016	5.322% Semi-Annually	3-month LIBORD	59,000	(668)

JP Morgan Chase & Co.[2]	January 19, 2009	Mexican Interbank Deposit RateI	7.69% Monthly	144,500	11

Lehman Brothers Holdings Inc. (Autozone Inc., 5.875%, due 10/15/12)[1]	June 20, 2013	0.66% Quarterly	Specified amount upon credit event noticeJ	8,800	(121)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.65% Quarterly	20,600	248

Lehman Brothers Holdings Inc. (Sara Lee Corp., 6.125%, due 11/1/32)[1]	September 20, 2011	0.44% Quarterly	Specified amount upon credit event noticeJ	9,750	(66)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Lehman Brothers Holdings Inc. (Sprint Capital Corp., 8.375%, due 3/15/12)[1]	December 20, 2007	Specified amount upon credit event noticeB	0.05% Quarterly	$2,220	$(1)

Lehman Brothers Holdings Inc. (Sprint Capital Corp., 8.375%, due 3/15/12)[1]	December 20, 2011	0.45% Quarterly	Specified amount upon credit event noticeJ	5,390	17

Lehman Brothers Holdings Inc. (Sprint Capital Corp., 8.375%, due 3/15/12)[1]	December 20, 2011	0.53% Quarterly	Specified amount upon credit event noticeJ	5,430	(2)

Lehman Brothers Holdings Inc. (Sprint Capital Corp., 8.375%, due 3/15/12)[1]	December 20, 2016	Specified amount upon credit event noticeB	0.94% Quarterly	3,170	(27)

Lehman Brothers Holdings Inc. (Sprint Capital Corp., 8.375%, due 3/15/12)[1]	December 20, 2016	Specified amount upon credit event noticeB	1.07% Quarterly	3,200	3

Lehman Brothers Holdings Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2011	0.57% Quarterly	Specified amount upon credit event noticeJ	6,270	(71)

Lehman Brothers Holdings Inc. (CDX HY 5)[1]	December 20, 2010	3.95% Quarterly	Specified amount upon credit event noticeC	9,021	(110)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeC	1,450	(12)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeC	12,180	(90)

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	3,150	230

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	3,245	159

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	3,245	159

Lehman Brothers Holdings Inc. (iBoxx HY 6)[1]	June 20, 2011	3.45% Quarterly	Specified amount upon credit event noticeC	8,000	(192)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Lehman Brothers Holdings Inc. (iBoxx IG TMT)[1]	March 20, 2009	0.6% Quarterly	Specified amount upon credit event noticeC	$9,000	$(99)

Lehman Brothers Holdings Inc.[2]	October 7, 2007	3-month LIBORD	4.601% Semi-annually	80,020	(344)

Lehman Brothers Holdings Inc.[2]	April 30, 2011	5.07% Semi-Annually	3-month LIBORD	6,270	(22)

Lehman Brothers Holdings Inc.[2]	September 15, 2011	5.193% Semi-Annually	3-month LIBORD	9,750	(81)

Lehman Brothers Holdings Inc.[2]	June 1, 2013	5.282% Semi-Annually	3-month LIBORD	9,430	(118)

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	162,300	42

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	113,800	58

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	113,800	(18)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)[1]	March 20, 2017	Specified amount upon credit event noticeB	2.6% Quarterly	3,600	(49)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)[1]	March 20, 2017	Specified amount upon credit event noticeB	2.8% Quarterly	5,600	(53)

Merrill Lynch & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.3% Quarterly	1,610	71

Merrill Lynch & Co., Inc. (Pacific Gas & Electric Co., 4.80%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeF	0.42% Quarterly	2,980	20

Morgan Stanley & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2011	Specified amount upon credit event noticeB	2.7% Quarterly	5,000	279

Morgan Stanley & Co., Inc. (Gannett Company Inc., 6.375%, due 4/1/12)[1]	March 20, 2012	0.46% Quarterly	Specified amount upon credit event noticeJ	4,560	(27)

Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)[1]	March 20, 2012	0.36% Quarterly	Specified amount upon credit event noticeC	10,540	7

Morgan Stanley & Co., Inc.[2]	April 30, 2016	5.189% Semi-Annually	3-month LIBORD	6,600	(21)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (AES Corp., 7.75%, due 3/1/14)[1]	March 20, 2012	Specified amount upon credit event noticeB	1.64% Quarterly	$4,000	$(91)

RBS Greenwich (AES Corp., 7.75%, due 3/1/14)[1]	March 20, 2012	Specified amount upon credit event noticeB	2.07% Quarterly	3,900	(18)

RBS Greenwich (AES Corp., 7.75%, due 3/1/14)[1]	June 20, 2012	Specified amount upon credit event noticeB	2.14% Quarterly	10,500	(50)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)[1]	March 20, 2012	Specified amount upon credit event noticeB	0.6% Quarterly	7,400	(48)

RBS Greenwich (DSLA Mortgage Loan Trust 2005-AR5 1-Month LIBORD + 175 bpG, due 8/19/45)[1]	August 19, 2045	4.5% Monthly	Specified amount upon credit event noticeC	2,097	34

RBS Greenwich (Dynergy Holdings Inc., 6.875%, due 4/1/11)[1]	December 20, 2011	Specified amount upon credit event noticeF	2.25% Quarterly	4,200	(5)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2011	Specified amount upon credit event noticeB	1.83% Quarterly	4,200	(66)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	2% Quarterly	9,200	180

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	2.01% Quarterly	3,900	78

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2011	Specified amount upon credit event noticeB	2.1% Quarterly	4,200	112

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2011	Specified amount upon credit event noticeB	2.15% Quarterly	4,100	(118)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2011	Specified amount upon credit event noticeB	2.15% Quarterly	4,100	(118)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2016	Specified amount upon credit event noticeB	2.8% Quarterly	7,200	99

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	3.2% Quarterly	$19,300	$1,409

RBS Greenwich (El Paso Corp., 7.875%, due 6/15/12)[1]	December 20, 2011	Specified amount upon credit event noticeB	1.42% Quarterly	3,500	(74)

RBS Greenwich (Embarq Corp., 7.082%, due 6/1/16)[1]	March 20, 2008	Specified amount upon credit event noticeB	0.15% Quarterly	2,280	(1)

RBS Greenwich (Embarq Corp., 7.082%, due 6/1/16)[1]	March 20, 2017	Specified amount upon credit event noticeB	1.43% Quarterly	3,260	(42)

RBS Greenwich (Embarq Corp., 7.082%, due 6/1/16)[1]	March 20, 2012	0.66% Monthly	Specified amount upon credit event noticeJ	5,540	25

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)[1]	September 20, 2011	Specified amount upon credit event noticeB	3.75% Quarterly	8,900	250

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2012	Specified amount upon credit event noticeB	5.38% Quarterly	8,200	(236)

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	September 20, 2011	Specified amount upon credit event noticeB	6.75% Quarterly	18,400	2,229

RBS Greenwich (Gannett Company Inc., 6.375%, due 4/1/12)[1]	June 20, 2012	0.47% Quarterly	Specified amount upon credit event noticeJ	2,330	(13)

RBS Greenwich (General Motors Acceptance Corporation, 6%, due 4/1/11)[1]	December 20, 2011	Specified amount upon credit event noticeB	1.34% Quarterly	780	15

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2012	Specified amount upon credit event noticeB	1.17% Quarterly	8,500	(234)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	December 20, 2011	Specified amount upon credit event noticeB	1.2% Quarterly	680	16

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2012	Specified amount upon credit event noticeB	1.4% Quarterly	$9,400	$(173)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	December 20, 2016	Specified amount upon credit event noticeB	1.55% Quarterly	4,200	175

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2012	Specified amount upon credit event noticeB	1.85% Quarterly	9,700	(7)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2012	Specified amount upon credit event noticeB	2% Quarterly	9,300	49

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2010	Specified amount upon credit event noticeB	5.75% Quarterly	1,250	155

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	3.7% Quarterly	8,400	(249)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.1% Quarterly	8,000	580

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.63% Quarterly	19,600	1,727

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	6.8% Quarterly	7,500	698

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.9% Quarterly	10,000	961

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	7.1% Quarterly	8,000	811

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	7.7% Quarterly	12,500	1,495

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	7.2% Quarterly	7,820	820

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	8.4% Quarterly	$12,500	$1,718

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	8.95% Quarterly	19,300	3,086

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12 1-Month LIBORD + 175 bpG, due 10/19/35)[1]	October 19, 2035	2.5% Monthly	Specified amount upon credit event noticeC	1,998	32

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16 )[1]	March 20, 2016	0.48% Quarterly	Specified amount upon credit event noticeC	8,230	(23)

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18 1-Month LIBORD + 125 bpG, due 10/25/36)[1]	October 25, 2036	2.7% Monthly	Specified amount upon credit event noticeC	1,887	22

RBS Greenwich (Pulte Holmes Inc., 7.875%, due 8/1/11)[1]	September 20, 2011	0.67% Quarterly	Specified amount upon credit event noticeC	5,860	85

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeB	3.5% Quarterly	3,920	121

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeB	3.55% Quarterly	1,600	52

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeB	3.55% Quarterly	3,900	127

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeB	3.67% Quarterly	5,000	181

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	December 20, 2010	Specified amount upon credit event noticeB	3.87% Quarterly	7,700	303

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	September 20, 2010	Specified amount upon credit event noticeB	0.47% Quarterly	5,000	50

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	December 20, 2010	Specified amount upon credit event noticeB	0.5% Quarterly	12,500	137

RBS Greenwich (Tyson Foods Inc., 8.25%, due 10/1/11)[1]	September 25, 2045	2.55% Monthly	Specified amount upon credit event noticeC	7,940	(110)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (Washington Mutual 2005-AR11 1-Month LIBORD + 120 bpG, due 8/25/45)[1]	August 25, 2045	2.55% Monthly	Specified amount upon credit event noticeC	$829	$9

RBS Greenwich[2]	August 1, 2011	5.053% Semi-annually	3-month LIBORD	5,860	(16)

RBS Greenwich[2]	October 1, 2011	5.075% Semi-annually	3-month LIBORD	8,470	(31)

RBS Greenwich[2]	April 1, 2012	5.011% Semi-annually	3-month LIBORD	6,890	(3)

RBS Greenwich[2]	March 1, 2016	5.12% Semi-annually	3-month LIBORD	8,230	12

The Goldman Sachs Group, Inc. (AES Corp., 7.75%, due 3/1/14)[1]	December 20, 2011	Specified amount upon credit event noticeF	1.88% Quarterly	7,200	(65)

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.67% Quarterly	1,900	(79)

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2011	Specified amount upon credit event noticeB	2.92% Quarterly	7,300	453

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	September 20, 2011	Specified amount upon credit event noticeB	3.8% Quarterly	9,200	174

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.75% Quarterly	2,500	131

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2012	Specified amount upon credit event noticeB	6.05% Quarterly	11,500	(47)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	September 20, 2011	Specified amount upon credit event noticeB	6.8% Quarterly	10,000	1,212

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	September 20, 2011	Specified amount upon credit event noticeB	6.8% Quarterly	8,400	1,018

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2007	Specified amount upon credit event noticeB	4.9% Quarterly	10,000	210

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	5.75% Quarterly	$2,000	$237

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	5.95% Quarterly	80	10

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	6% Quarterly	1,000	125

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	3.15% Quarterly	19,400	(979)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	March 20, 2012	Specified amount upon credit event noticeB	4.4% Quarterly	11,500	(36)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeB	8.95% Quarterly	5,000	763

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	December 20, 2010	Specified amount upon credit event noticeB	7% Quarterly	42,500	4,226

The Goldman Sachs Group, Inc. (JPM Chase Commercial Mortgage, 5.7966%, due 5/15/47)[1]	May 15, 2047	0.75% Monthly	Specified amount upon credit event noticeB	5,000	451

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.05% Quarterly	21,847	481

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)[1]	March 20, 2010	Specified amount upon credit event noticeF	1.05% Quarterly	42,823	1,505

The Goldman Sachs Group, Inc. (CDX IG HVOL 4)[1]	June 20, 2010	0.9% Quarterly	Specified amount upon credit event noticeC	25,300	(35)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (CDX IG HVOL 5)[1]	December 20, 2010	0.85% Quarterly	Specified amount upon credit event noticeC	$48,200	$(140)

The Goldman Sachs Group, Inc. (CDX IG HVOL 5)[1]	December 20, 2010	0.85% Quarterly	Specified amount upon credit event noticeC	25,300	(65)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	56,400	—

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	268,500	(723)

The Goldman Sachs Group, Inc. (CDX HY 7)[1]	December 20, 2011	3.25% Quarterly	Specified amount upon credit event noticeC	1,700	18

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	2,845	241

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	955	71

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeF	4% Quarterly	5,785	342

The Goldman Sachs Group, Inc. (iBoxx HY 4)[1]	June 20, 2010	Specified amount upon credit event noticeF	3.4% Quarterly	2,200	178

The Goldman Sachs Group, Inc. (iBoxx HY 5)[1]	December 20, 2010	3.95% Quarterly	Specified amount upon credit event noticeC	8,256	(102)

The Goldman Sachs Group, Inc. (iBoxx HY 6)[1]	June 20, 2011	3.45% Quarterly	Specified amount upon credit event noticeC	8,613	(165)

The Goldman Sachs Group, Inc. (iBoxx HY 6)[1]	June 20, 2011	3.45% Quarterly	Specified amount upon credit event noticeC	7,722	(187)

The Goldman Sachs Group, Inc. (iBoxx HY 6)[1]	June 20, 2011	3.45% Quarterly	Specified amount upon credit event noticeC	7,326	(177)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (iBoxx HY 6B)[1]	June 20, 2011	Specified amount upon credit event noticeF	3% Quarterly	$11,400	$214

The Goldman Sachs Group, Inc. (iBoxx HY 6B)[1]	June 20, 2011	Specified amount upon credit event noticeF	3% Quarterly	15,000	253

The Goldman Sachs Group, Inc. (iBoxx HY 7)[1]	December 20, 2011	3.25% Quarterly	Specified amount upon credit event noticeC	10,200	38

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORD	3.215% Semi-annually	37,270	(374)

The Goldman Sachs Group, Inc.[2]	September 24, 2009	3.714% Semi-annually	3-month LIBORD	100,000	2,908

The Goldman Sachs Group, Inc.[2]	March 10, 2009	3-month LIBORD	4.36% Semi-annually	74,400	(361)

The Goldman Sachs Group, Inc.[2]	March 5, 2014	3-month LIBORD	5.024% Semi-annually	144,100	(377)

The Goldman Sachs Group, Inc.[2]	November 3, 2011	3-month LIBORD	5.044% Semi-annually	147,000	327

The Goldman Sachs Group, Inc.[2]	January 10, 2012	3-month LIBORD	5.658% Semi-annually	113,900	2,308

The Goldman Sachs Group, Inc.[2]	January 12, 2012	3-month LIBORD	5.086% Semi-annually	128,700	670

The Goldman Sachs Group, Inc.[2]	January 31, 2012	3-month LIBORD	5.279% Semi-annually	132,400	1,587

The Goldman Sachs Group, Inc.[2]	February 1, 2012	3-month LIBORD	5.315% Semi-annually	151,100	2,024

The Goldman Sachs Group, Inc.[2]	February 2, 2017	3-month LIBORD	5.376% Semi-annually	65,200	995

The Goldman Sachs Group, Inc.[2]	October 18, 2008	3-month LIBORD	5.55% Semi-annually	364,010	1,482

The Goldman Sachs Group, Inc.[2]	October 19, 2008	3-month LIBORD	5.58% Semi-annually	355,124	1,536

The Goldman Sachs Group, Inc.[2]	October 18, 2016	5.67% Semi-annually	3-month LIBORD	88,781	(2,455)

The Goldman Sachs Group, Inc.[2]	October 19, 2016	5.69% Semi-annually	3-month LIBORD	88,781	(2,531)

The Goldman Sachs Group, Inc.[2]	July 7, 2011	3-month LIBORD	5.713% Semi-annually	113,400	3,167

				$6,207,585	$48,516

Annual Report to Shareholders

Western Asset High Yield Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Merrill Lynch & Co., Inc. (Jefferson Smurfit Corp., 7.5%, due 6/1/13)[1]	June 20, 2012	Specified amount upon credit event noticeF	3.05% Quarterly	$2,300	$—

				$2,300	$—

Western Asset Inflation Indexed Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (CDX HY 4)[1]	June 20, 2010	Specified amount upon credit event noticeF	3.6% Quarterly	$9,500	$610

Deutsche Bank AG (CDX IG HVOL 7)[1]	December 20, 2011	Specified amount upon credit event noticeF	0.75% Quarterly	14,700	23

J.P. Morgan Chase & Co. (Ford Motor Credit Company, 7%, due 8/15/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	2.9% Quarterly	5,000	10

Merrill Lynch & Co., Inc. (El Paso Corporation, 7%, due 5/15/11)[1]	June 20, 2010	Specified amount upon credit event noticeF	3.625% Quarterly	2,500	221

Merrill Lynch & Co., Inc. (Ford Motor Credit Company, 7.375%, due 10/28/09)[1]	June 20, 2010	Specified amount upon credit event noticeB	5.5% Quarterly	2,500	182

Merrill Lynch & Co., Inc. (General Motors Acceptance Corporation, 7.75%, due 1/19/10)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.55% Quarterly	5,000	268

The Goldman Sachs Group, Inc. (Eastman Kodak Corporation, 7.25%, due 11/15/13)[1]	March 20, 2011	Specified amount upon credit event noticeB	2.57% Quarterly	4,800	245

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.5% Quarterly	7,500	623

				$51,500	$2,182

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Intermediate Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	$9,300	$(25)

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	2,200	3

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	4,500	6

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	1,200	2

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.29% Quarterly	1,945	22

Deutsche Bank AG (RSHB Capital, 7.175%, due 5/16/13)[1]	July 20, 2007	Specified amount upon credit event noticeB	0.87% Quarterly	1,296	3

Deutsche Bank AG (RSHB Capital, 7.175%, due 5/16/13)[1]	July 20, 2007	Specified amount upon credit event noticeB	0.9% Quarterly	405	1

Lehman Brothers Holdings Inc. (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeB	3% Quarterly	1,783	5

Lehman Brothers Holdings Inc. (Countrywide Home Loans, 4%, due 3/22/11)[1]	June 20, 2012	Specified amount upon credit event noticeB	0.72% Quarterly	1,400	(3)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	11,300	(27)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	5,600	(2)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	4,800	(3)

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2012	Specified amount upon credit event noticeF	1% Quarterly	7,811	166

				$53,540	$148

Annual Report to Shareholders

Western Asset Intermediate Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	$1,300	$(3)

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	300	—

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	600	1

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	200	—

Deutsche Bank AG (RSHB Capital, 7.175%, due 5/16/13)[1]	July 20, 2007	Specified amount upon credit event noticeB	0.87% Quarterly	200	—

Deutsche Bank AG (RSHB Capital, 7.175%, due 5/16/13)[1]	July 20, 2007	Specified amount upon credit event noticeB	0.9% Quarterly	100	—

Lehman Brothers Holdings Inc. (Countrywide Home Loans, 4%, due 3/22/11)[1]	June 20, 2012	Specified amount upon credit event noticeB	0.72% Quarterly	200	(—)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	1,500	(4)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	700	(—)

Merrill Lynch & Co., Inc. (iBoxx HY3)[1]	December 20, 2009	Specified amount upon credit event noticeF	3.75% Quarterly	384	15

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)[1]	June 20, 2012	Specified amount upon credit event noticeF	0.75% Quarterly	700	(—)

The Goldman Sachs Group, Inc. (iBoxx HY2)[1]	September 20, 2009	Specified amount upon credit event noticeF	4.3% Quarterly	238	12

				$6,422	$21

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Limited Duration Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc. (iBoxx IG Hi-Vol7)[1]	December 20, 2011	0.75% Quarterly	Specified amount upon credit event noticeC	$300	$1

Deutsche Bank AG (RSHB Capital, 7.175%, due 5/16/13)[1]	July 20, 2007	Specified amount upon credit event noticeB	0.87% Quarterly	200	—

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	1,200	1

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	2,500	1

Lehman Brothers Holdings Inc.[4]	September 1, 2007	1-month LIBORD	LEHM U.S. ABS AAA Floating Home Equities IndexH	2,500	(—)

				$6,700	$3

B	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000; upon default, the Fund will pay $10,000.
C	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will receive $1,000.
D	As of March 31, 2007, the one- and three-month London Interbank Offered Rates were 5.32% and 5.35%, respectively.
E	As of March 31, 2007, the year-to-date Dow Jones-AIG Commodity Total Return Index return was 4.59%.
F	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000.
G	100 basis points = 1%
H	As of March 31, 2007, the Lehman Brothers US ABS AAA Floating Home Equities Index was 5.52%
I	As of March 31, 2007, the 28 day Mexican Interbank Deposit Rate was 7.455%
J	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will receive $1,000; upon default, the Fund will receive $10,000.

4. Securities Lending:

Each Fund may lend its securities to approved brokers to earn additional income, and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities. At March 31, 2007, collateral for securities on loan consisted of:

	Money Market Pooled Accounts	U.S. Government Securities
Core	$778,009	$6,755
Core Plus	2,014,473	62,362
Intermediate	17,149	1,777

Annual Report to Shareholders

5. Transactions With Affiliates:

Each Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Western Asset Management Company (“Western Asset”) is the investment adviser to Limited Duration, Intermediate, Intermediate Plus, Core, Core Plus, Inflation Indexed, High Yield, and Absolute Return. Western Asset Management Company Limited (“WAML”) is the investment adviser to Non-U.S. and shares advisory responsibilities with Western Asset for Intermediate Plus, Core Plus, Inflation Indexed, and Absolute Return. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA, Western Asset and WAML have voluntarily agreed to waive their fees and reimburse the Funds to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of each Fund’s average daily net assets. Western Asset and WAML have also agreed to waive their advisory fees (which are paid by LMFA, and not the Funds) in corresponding amounts. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Fund to LMFA, Western Asset and WAML, to the extent that from time to time during the next three fiscal years the repayment will not cause a Fund’s expenses to exceed the limit set forth by LMFA, Western Asset and WAML. The following chart shows annual rates of management fees, expense limits, management fees waived and potential fees which may be recaptured for each Fund.

Fund	Asset Breakpoint for Management Fee	Management Fee	Asset Breakpoint for Expense Limitation	Expense Limitation	Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture
Absolute Return Institutional Class	All asset levels	0.750%	Up to $300,000	0.80%	$(190)	$(190)
			In excess of $300,000	1.10%

Financial Intermediary Class	All asset levels	0.750%	Up to $300,000	1.05%	(8)	(8)
			In excess of $300,000	1.35%

Core
Institutional Class	Up to $500 million	0.450%	All asset levels	0.50%	—	—
	Next $500 million	0.425%	All asset levels
	In excess of $1 billion	0.400%	All asset levels

Financial Intermediary Class	Up to $500 million	0.450%	All asset levels	0.75%	—	—
	Next $500 million	0.425%	All asset levels
	In excess of $1 billion	0.400%	All asset levels

Core Plus
Institutional Class	Up to $500 million	0.450%	All asset levels	0.45%	—	—
	Next $500 million	0.425%	All asset levels
	In excess of $1 billion	0.400%	All asset levels
Financial Intermediary Class	Up to $500 million	0.450%	All asset levels	0.70%	—	—
	Next $500 million	0.425%	All asset levels
	In excess of $1 billion	0.400%	All asset levels

High Yield	All asset levels	0.550%	All asset levels	0.65%	—	—

Inflation Indexed	All asset levels	0.200%	All asset levels	0.25%	(214)	(392)

Intermediate	All asset levels	0.400%	All asset levels	0.45%	(91)	(272)

Intermediate Plus	All asset levels	0.400%	All asset levels	0.45%	(154)	(457)

Limited Duration	All asset levels	0.350%	All asset levels	0.40%	(149)	(452)

Non-U.S.	All asset levels	0.450%	All asset levels	0.55%	(125)	(404)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds’ shares. LMIS receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly.

LMFA, Western Asset, WAML and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

6. Fund Share Transactions

At March 31, 2007, there were 13.1 billion shares of common stock of the Corporation authorized at $.001 par value. Transactions in Fund shares were as follows:

	Sold		Issued on reinvestment			Repurchased		Net Increase
	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Absolute Return
—Institutional ClassA
Year Ended March 31, 2007	36,584	$371,514	631	$6,442		(909)	$(9,306)	36,306	$368,650

—Financial Intermediary ClassB
Year Ended March 31, 2007	2	$17	—	$—	C	—	$—	2	$17

Core
—Institutional Class
Year Ended March 31, 2007	109,208	$1,227,540	18,453	$206,866		(73,985)	$(822,763)	53,676	$611,643
Year Ended March 31, 2006	130,793	1,480,041	14,372	162,380		(51,441)	(582,015)	93,724	1,060,406

—Financial Intermediary Class
Year Ended March 31, 2007	104,516	$1,162,120	4,042	$45,486		(17,801)	$(199,444)	90,757	$1,008,162
Year Ended March 31, 2006	15,127	171,088	1,215	13,731		(7,204)	(81,179)	9,138	103,640

Core Plus
—Institutional Class
Year Ended March 31, 2007	517,391	$5,399,184	35,685	$372,524		(137,125)	$(1,423,368)	415,951	$4,348,340
Year Ended March 31, 2006	296,675	3,113,891	25,658	268,904		(82,917)	(866,842)	239,416	2,515,953

—Financial Intermediary Class
Year Ended March 31, 2007	35,662	$372,492	2,729	$28,501		(14,763)	$(152,693)	23,628	$248,300
Year Ended March 31, 2006	36,104	378,970	1,537	16,071		(6,683)	(69,850)	30,958	325,191

High Yield
—Institutional Class
Year Ended March 31, 2007	21,424	$225,258	4,733	$48,268		(2,034)	$(21,086)	24,123	$252,440
Year Ended March 31, 2006	22,272	227,228	3,705	37,311		(7,754)	(78,717)	18,223	185,822

Inflation Indexed
—Institutional Class
Year Ended March 31, 2007	9,069	$93,117	2,049	$20,971		(2,315)	$(23,663)	8,803	$90,425
Year Ended March 31, 2006	8,808	91,926	2,501	26,549		(1,335)	(14,411)	9,974	104,064

Intermediate
—Institutional Class
Year Ended March 31, 2007	20,543	$211,660	2,589	$26,659		(34,281)	$(351,411)	(11,149)	$(113,092)
Year Ended March 31, 2006	21,900	228,223	3,348	34,866		(15,656)	(162,436)	9,592	100,653

Annual Report to Shareholders

	Sold		Issued on reinvestment		Repurchased		Net Increase
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Intermediate Plus
—Institutional Class
Year Ended March 31, 2007	2,077	$20,298	350	$3,440	(874)	$(8,558)	1,553	$15,180
Year Ended March 31, 2006	3,608	35,668	194	1,917	(748)	(7,371)	3,054	30,214

Limited Duration
—Institutional Class
Year Ended March 31, 2007	6,140	$60,429	391	$3,844	(4,747)	$(46,701)	1,784	$17,572
Year Ended March 31, 2006	8,501	84,143	270	2,657	(4,989)	(49,138)	3,782	37,662

Non-U.S.
—Institutional Class
Year Ended March 31, 2007	10,431	$100,110	193	$1,792	(1,872)	$(18,048)	8,752	$83,854
Year Ended March 31, 2006	2,472	24,939	1,316	12,870	(2,480)	(27,754)	1,308	10,055

A	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
B	For the period September 6, 2006 (commencement of operations) to March 31, 2007.
C	Amount represents less than $1.

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 will not have a material impact on the Fund’s financial statements. FIN 48 is effective for fiscal periods beginning after December 15, 2006.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors Western Asset Funds, Inc. and Shareholders of Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio (nine of the Portfolios comprising Western Asset Funds, Inc., the “Funds”) at March 31, 2007, the results of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2007

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2007:

	Absolute Return
Record Date:	Daily	11/24/2006	Daily	Daily

Payable Date:	July 2006 - September 2006	11/28/2006	October 2006 - December 2006	January 2007 - March 2007
Interest from federal obligations	13.07%	—	2.68%	2.44%

Long-term capital gain dividend	—	$0.033900	—	—

	Core
Record Date:	Daily	Daily	Daily	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	January 2007 - March 2007
Ordinary income:
Qualified dividend income for individuals	0.86%	0.86%	0.86%	0.06%

Dividends qualifying for the dividends received deduction for corporations	0.61%	0.41%	1.05%	0.41%

Interest from federal obligations	14.19%	12.33%	7.07%	12.97%

	Core Plus
Record Date:	Daily	Daily	Daily	11/24/2006	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	11/27/2006	January 2007 - March 2007
Ordinary income:
Qualified dividend income for individuals	0.84%	0.84%	0.84%	—	0.07%

Dividends qualifying for the dividends received deduction for corporations	0.41%	0.86%	0.87%	—	0.46%

Interest from federal obligations	18.74%	16.28%	9.90%	—	11.98%

Long-term capital gain dividend	$—	$—	$—	$0.004100	$—

	High Yield
Record Date:	5/17/2006	5/23/2006	7/11/2006	10/11/2006	12/20/2006

Payable Date:	5/19/2006	5/25/2006	7/13/2006	10/13/2006	12/22/2006
Ordinary income:
Qualified dividend income for individuals	0.36%	—	0.36%	0.36%	0.36%

Dividends qualifying for the dividends received deduction for corporations	0.36%	—	0.36%	0.36%	0.36%

Long-term capital gain dividend	$—	$0.002170	$—	$—	$—

Annual Report to Shareholders

Important Tax Information (Unaudited)—Continued

	Inflation Indexed
Record Date:	Daily	Daily	Daily	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	January 2007 - March 2007
Interest from federal obligations	91.14%	84.17%	—	100.00%

	Intermediate
Record Date:	Daily	Daily	Daily	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	January 2007 - March 2007
Ordinary income:
Qualified dividend income for individuals	1.02%	1.02%	1.02%	0.11%

Dividends qualifying for the dividends received deduction for corporations	0.85%	—	2.05%	0.37%

Interest from federal obligations	22.35%	15.58%	10.96	9.23%

	Intermediate Plus
Record Date:	Daily	Daily	Daily	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	January 2007 - March 2007
Ordinary income:
Qualified dividend income for individuals	0.22%	0.22%	0.22%	0.18%

Dividends qualifying for the dividends received deduction for corporations	—	0.37%	—	0.46%

Interest from federal obligations	25.74%	21.61%	17.70%	10.35%

	Limited Duration
Record Date:	Daily	Daily	Daily	Daily

Payable Date:	April 2006 - June 2006	July 2006 - September 2006	October 2006 - December 2006	January 2007 - March 2007
Interest from federal obligations	19.78%	18.25%	11.28%	12.45%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Western Asset and its affiliates. Unless otherwise noted, the mailing address of each director and officer is 385 East Colorado Boulevard, Pasadena, California 91101.

Name and Year Born	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Number of Portfolios In Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Independent Directors:
Ronald J. Arnault 1943	Director	Served since 1997	15	None	Retired.
Anita L. DeFrantz 1952	Director	Served since 1998	15	None	President (1987-present) and Director (1990-present) of Amateur Athletic Foundation of Los Angeles; President and Director of Kids in Sports (1994-present); Member of the International Olympic Committee (1986-present).
Avedick B. Poladian 1951	Director	Served since 2007	15	California Pizza Kitchen, Inc.	Executive Vice President and Chief Administrative Officer of Lowe Enterprises, Inc. and Executive Vice President and Chief Operating Officer of Lowe Enterprises Real Estate Group (2003-present); Partner, Arthur Andersen, LLP (1974-2002).
William E. B. Siart 1946	Director and Chairman	Served since 1997	15	None	Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Jaynie Miller Studenmund 1954	Director	Served since 2004	15	aQuantive Inc.	Chief Operating Officer of Overture Services, Inc. (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).
Interested Directors:
R. Jay Gerken 1951	Director	Served since 2006C,D	171	None	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Administration, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ronald L. Olson 1941	Director	Served since 2005E	15	Edison International, City National Corporation, The Washington Post Company, and Berkshire Hathaway, Inc.	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year Born	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Number of Portfolios In Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Executive Officers:F
James W. Hirschmann III 1960	President	Served since 1999D	N/A	N/A	President of Legg Mason, Inc. (2006-2007); President (1999-2006) and Director and Chief Executive Officer of Western Asset (1999-present); Director of WAML (1999-present); President of Western Asset Income Fund (1999-2007) and Western Asset Premier Bond Fund (2001-2007); President of Western Asset Funds, Inc. (1999-2007).
D. Daniel Fleet 1957	Vice President	Served since 2006	N/A	N/A	President of Western Asset (2006-present); Vice President of Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Director of Risk Management of Western Asset (1999-2006).
Gavin L. James 1960	Vice President	Served since 2001	N/A	N/A	Director of Global Client Services and Marketing of Western Asset (1998-present).
S. Kenneth Leech 1954	Vice President	Served since 1990	N/A	N/A	Chief Investment Officer of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).
Stephen A. Walsh 1958	Vice President	Served since 1994	N/A	N/A	Deputy Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present).
Susanne D. Wilson 1961 100 Light Street Baltimore, MD 21202	Vice President	Served since 1998	N/A	N/A	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 1990	N/A	N/A	Vice President, Legg Mason & Co., LLC (2005-present); Vice President and Chief Financial Officer (1986-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Principal Financial and Accounting Officer of Western Asset Income Fund (2001–present) and Western Asset Premier Bond Fund (2001-present); Treasurer of the Corporation (1990–2006), Western Asset Income Fund (2001–2006) and Western Asset Premier Bond Fund (2001-2006); Vice President and Treasurer, Legg Mason Fund Adviser, Inc. (1986-present).

Annual Report to Shareholders

Name and Year Born	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Number of Portfolios In Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2006	N/A	N/A	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).
Susan C. Curry 1966 125 Broad St. New York, NY 10004	Assistant Treasurer	Served since 2007	N/A	N/A	Director of Tax – Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax – Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2007-present); Partner, Deloitte & Touche (1990-2004).
Todd F. Kuehl 1969 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	N/A	N/A	Vice President, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, Western Asset Income Fund, Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year Born	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Number of Portfolios In Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Lisa G. Mrozek 1962	Secretary	Served since 1999	N/A	N/A	Senior Compliance Officer of Western Asset (1999-present); Secretary of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).
A

Officers of the Corporation serve a term of indefinite length until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their successors are elected and qualified and generally stand for re-election by shareholders only as and when required by the 1940 Act.

B

In addition to overseeing the thirteen portfolios of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation. In addition, Mr. Gerken serves as Director/Trustee to an additional 168 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of LMFA and Western Asset.

C

Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of Western Asset.

D	On May 8, 2007, Mr. Hirschmann resigned as President of the Funds and R. Jay Gerken was elected as his replacement by the Board of Directors.
E	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to Western Asset.
F	Each officer of the Corporation is an “interested person” (as defined above) of the Corporation.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE

CORPORATION’S STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING

1-888-425-6432, OR ON THE SECURITIES AND EXCHANGE

COMMISSION WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreements between the Corporation and LMFA, the Investment Advisory Agreements between LMFA and Western Asset and the Investment Advisory Agreements between LMFA and WAML (collectively, the “Agreements”) with respect to each Portfolio (other than the Absolute Return Portfolio) at meetings held on September 19, 2006, October 12, 2006 and October 27, 2006. At a subsequent meeting held on November 14, 2006, the Executive and Contracts Committee reported to the full Board of Directors their considerations with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel as well as representatives of LMFA; reviewed a variety of information prepared by LMFA and the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other comparable products available from Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Portfolios’ performance and other relevant matters, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined LMFA’s ability to provide high quality oversight and administrative and shareholder support services to the Portfolios, and Western Asset’s and WAML’s ability to provide high quality investment management services to the Portfolios. The Directors considered the experience of LMFA’s personnel in providing the types of services that LMFA is responsible for providing to the Portfolios; the ability of LMFA to attract and retain capable personnel; the capability and integrity of LMFA’s senior management and staff; and the level of skill required to provide such services to the Portfolios. The Directors considered the investment philosophy and research and decision-making processes of each Adviser; the experience of its key advisory personnel responsible for management of the Portfolios; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Portfolio. In addition, the Directors reviewed the quality of LMFA and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Portfolios and conditions that might affect LMFA or an Adviser’s ability to provide high quality services to the Portfolios in the future under the Agreements, including LMFA and each Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Portfolios given their respective investment objectives and policies, and that LMFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Portfolios, the Directors also reviewed comparisons of the performance of the Portfolios to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods (as applicable). With respect to each of the Portfolios, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer groups. In that connection, the Directors noted that the performance of the Portfolios over most of the periods was above the average of their respective investment benchmarks and peer groups.

The Directors also gave substantial consideration to the management fees payable by the Portfolios to LMFA, the total expenses payable by the Portfolios and the fact that LMFA pays to the Advisers the entire management fee it receives from each Portfolio. They reviewed information concerning fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid to LMFA by the each of the Portfolios other than the Core Bond and Core Plus Bond Portfolios were below the average of the funds in their respective peer groups. With respect to the Core Bond and Core Plus Bond the Directors observed that, like the other Portfolios, total expenses were below the average of the funds in their respective peer groups. The Directors also noted that the management fees paid by the Portfolios were generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Portfolios were also relatively higher. In light of these differences, the Directors concluded that the differences in management fees from those paid by the Advisers’ other clients were reasonable.

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements—Continued

The Directors further evaluated the benefits of the advisory relationship to LMFA and the Advisers, including, among others, the profitability of the relationship to LMFA and the Advisers; the direct and indirect benefits that LMFA and each Adviser may receive from its relationship with the Portfolios, including any “fallout benefits”, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMFA, the Advisers and certain service providers for the Portfolios. In that connection, the Directors concluded that LMFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Portfolios grow. They further concluded that, where a Portfolio’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Portfolio, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Portfolio’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of LMFA and the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by each Adviser; that the fees to be paid to the Advisers and LMFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

Annual Report to Shareholders

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Funds, Inc.

Western Asset Funds, Inc.

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

D. Daniel Fleet, Vice President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Susanne D. Wilson, Vice President

Marie K. Karpinski, Principal Financial and Accounting Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Todd F. Kuehl, Chief Compliance Officer

Lisa G. Mrozek, Secretary

Investment Manager

Legg Mason Fund Adviser, Inc.

P.O. Box 17635

Baltimore, Maryland 21297-1635

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

66 Brooks Drive

Braintree, Massachusetts 02184

Custodian

State Street Bank & Trust Company

P.O Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

45 Rockefeller Plaza

New York, New York 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available upon request by calling 1-888-425-6432 or at www.lminstitutionalfunds.com/fund_information/fund_literature/gbl_literature/proxy_report.asp.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Western Asset Management Company

Legg Mason Investor Services, LLC, Distributor

Legg Mason, Inc. Subsidiaries

Item 2 – Code of Ethics

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Omitted.

Item 3 – Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2006 - $266,650

Fiscal Year Ended March 31, 2007 - $310,975

(b)	Audit-Related Fees

Fiscal Year Ended March 31, 2006 - $20,000

Fiscal Year Ended March 31, 2007 - $20,750

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $127,460 and $145,000 for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended March 31, 2006 and March 31, 2007, respectively.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company and reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended March 31, 2006 - $8,400

Fiscal Year Ended March 31, 2007 - $9,900

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) (1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

(2)	None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable

(g)	Non-Audit Fees

Fiscal Year Ended March 31, 2006 - $548,660

Fiscal Year Ended March 31, 2007 - $975,316

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7 – Disclosure of Proxy Voting Policies and Procedures

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics subject to disclosure required by Item 2 – filed as an exhibit hereto.

(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.

Date: May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.

Date: May 25, 2007

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: May 23, 2007